UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08257

GE INSTITUTIONAL FUNDS

(Exact name of registrant as specified in charter)

1600 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Address of principal executive offices) (Zip code)

GE ASSET MANAGEMENT

1600 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 09/30

Date of reporting period: 09/30/11

ITEM 1.	REPORTS TO STOCKHOLDERS

GE Institutional Funds

Letter from the President

Michael J. Cosgrove Chairman, GE Institutional Funds

Dear Shareholder:

Attached is the annual report for the GE Institutional Funds for the twelve-month period ended September 30, 2011. The report contains information about the performance of each GE Institutional Fund and other fund-specific data along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

Market Overview

Global equity markets struggled to find direction over the second half of the fiscal year ended September 30, 2011, as a host of macroeconomic challenges sapped investor confidence. A decline in market values eroded previous gains and pushed some markets into a technical bear market. Three major events contributed to the market selloff. First, the U.S. debt ceiling was raised by $2.1 trillion, but the government’s fiscal consolidation plan was viewed as insufficient by Standard & Poor’s, which cut the U.S.’s AAA debt rating one level to AA+. Second, the crisis in the Eurozone continued to escalate as an agreement on a second bailout package for Greece (€109 billion) by all seventeen EU countries was not enough to stem fears of default, which increased stress in the banking system and talk of EU succession. Finally, in September, the U.S. Federal Reserve announced that it would buy $400 billion of bonds with maturities of six to thirty years out in its latest move to support the markets. In particular, the Fed’s declaration of “significant downside risks” to the economy raised fears among investors of a slide back into a recession. Amid the tumult, many nervous investors sought safety in cash and government bonds despite yields below the rate of inflation.

Against a backdrop of weakening economic signals and increased market volatility, financial markets posted generally disappointing results for the six- and twelve-month periods ended September 30, 2011.

Total Returns (%) as of September 30, 2011	6-month	12-month
U.S. equities (S&P 500 Index)	(13.8)	1.1
Global equities (MSCI World Index)	(16.2)	(4.4)
International equities (MSCI EAFE Index)	(17.7)	(9.4)
Small-cap U.S. equities (Russell 2000 Index)	(23.1)	(3.5)
U.S. fixed income (Barclays Capital U.S. Aggregate Bond Index)	6.2	5.3

Outlook

The International Monetary Fund and several investment banks have lowered their GDP forecasts, and it appears that sovereign credit concerns will remain front and center for some time. While we cannot rule out the possibility of the U.S. economy falling into a recession, we believe that it is more likely that the economy will avoid a recession as cyclical sectors such as housing, auto sales and capital expenditures have little room to fall further. Similarly, we believe that European authorities are committed to maintaining the Eurozone and obtaining necessary debt relief for Greece. In our view, markets will likely remain volatile, but we aim to look beyond the noise and believe that record low interest rates, attractive equity valuations and strong balance sheets can provide support to the markets.

Thank you for investing with GE Institutional Funds.

Sincerely,

Michael J. Cosgrove

Chairman, GE Institutional Funds

October 2011

Mike Cosgrove is President and Chief Executive Officer – Mutual Funds and Intermediary Business at GE Asset Management Incorporated (“GEAM”). In addition to the GE Institutional Funds, he is also Chairman of the Board and President of GE Investments Funds and President of GEAM’s broker-dealer. Mr. Cosgrove serves as a Trustee of the GE Savings & Security Funds, the GE Foundation, and the GE Pension Trust. He also serves on the Board of Directors of the Skin Cancer Foundation and is a Trustee of Fordham University. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer – GE Company, Mr. Cosgrove joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and the GE Trading Company. He received a BS in Economics from Fordham University and an MBA from St. John’s University.

This does not constitute a part of the Funds’ Shareholder Report

GE Institutional Funds

Annual Report

September 30, 2011

GE Institutional Funds

*	Effective September 30, 2011, the Core Value Equity Fund changed its name to the U.S. Large-Cap Core Equity Fund.

This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

Notes to Performance	September 30, 2011 (unaudited)

The information on the following performance pages relates to the GE Institutional Funds (the “Funds”), individually the “Fund”.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large- cap U.S. stock market performance. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index comprises the 3,000 largest U.S.-domiciled companies. The MSCI® EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent performance of the U.S. investment-grade fixed-rate bond market.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest. The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying open end (“OE”) funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The S&P 500® Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500® Index Fund to track general stock market performance.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management’s presentation thereof.

The views, expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., member of FINRA, is the principal underwriter and distributor of the GE Institutional Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

U.S. Equity Fund	(unaudited)

David B. Carlson

Chief Investment Officer U.S. Equities

Stephen V. Gelhaus

Senior Vice President

Thomas R. Lincoln

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus, Thomas R. Lincoln and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub- portfolio. The weightings to each sub-portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund “style neutral” such that it combines growth and value investment management styles and does not tend to favor either style. See portfolio managers’ biographical information beginning on page 160.

Q.	How did the GE Institutional U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?

A.	For the twelve-month period ended September 30, 2011, the GE Institutional U.S. Equity Fund returned -2.92% for the Investment Class shares and -3.08% for the Service Class shares. The Fund’s benchmark, the S&P 500 Index returned 1.14% and the Fund’s Morningstar peer group of 1,667 U.S. Growth funds returned an average of -0.54% over the same period.

Q.	What domestic or world events had a major impact on the financial markets?

A.	Macro events created an extremely volatile market environment for U.S. equities. Stocks in the S&P 500 advanced over 18% from the beginning of the period through February, 2011 bolstered by the Federal Reserve’s QE2 program and Republican gains in the Congressional elections that both increased investor confidence in a more business-friendly Washington. However, many investors were soon whipsawed by Middle East political unrest, and the devastating Japanese earthquake and tsunami, which sent oil prices higher and stocks lower. The Greek sovereign debt crisis and fears of contagion to the peripheral Euro nations shook confidence further in the second half of the year. Furthermore, when Washington’s contentious debt ceiling debate culminated in an S&P U.S. debt rating downgrade, the market severely pulled back in August, erasing most of the year’s early gains. In the third quarter of 2011, in particular, debate around whether there would be a double-dip recession intensified, driven by weak economic indicators and signs of slowing emerging markets growth.

Amid the macro uncertainties, correlations (i.e., the degree to which individual securities traded in relation to the overall market) spiked, and investors seemed to ignore fundamentals. This created a very difficult stock-picking environment for active managers. In the persistently low interest rate environment, as fears increased around the solvency of the European banking system, the financial sector (down close to 17% in the S&P 500) swooned during the 12-month period. In the growth scare the materials (-6.7%) and industrials (-4.5%) sectors also underperformed. Many investors attempted to shed risk and seek the relative safety of higher-yielding areas of the equity market, including utilities (+12% and the best performing S&P 500 sector), consumer staples (+9.7%) and health care (+6.4%). The energy sector (+7.6%) was also relatively strong, as oil enjoyed a 45% run-up from October through April (supported by supply constraints stemming from the Middle East instability); although the commodity fell in the second half of the period due to global economic slowdown fears. Due in part to the rout in financials sector stocks, the growth style of investing outperformed value.

(unaudited)

Q.	What were the primary drivers of the Fund’s performance?

A.	The Fund was not positioned for the flight to safety that characterized the year, as it was underweighted in the utilities and consumer staples sectors, which cost relative performance. The Fund’s valuation discipline kept it underweight versus the benchmark in the staples sector, for example, and we saw greater long-term appreciation potential in other sectors, including technology which was our largest overweight vs. the S&P 500 at year-end. Other key negative performance drivers included stock selection in the health care sector (Express Scripts -24%, Hospira -35%), consumer staples (underweighting higher-yielding but pricey stocks like Coca Cola) and energy (Suncor, Anadarko and Peabody were all down over 20% and the Fund was underweight Exxon Mobil as it rose 20%). In financials, capital markets companies suffered European sovereign debt-related uncertainties, in addition to regulatory unknowns. Goldman Sachs (-34%) was a key detractor, although we continued to believe that a prospective rising interest rate environment could benefit Goldman, and investment banking activity could pick up as European sovereign debt concerns fade. NII Holdings (-34%) and Allegheny Technologies (-19%) also detracted from the Fund’s returns as fears of a global economic slowdown emerged during the year. We believe Allegheny demonstrated the year’s correlation challenges well: the specialty-metal producer’s sell-off didn’t seem stock specific, but, in our view, likely reflected its over-representation in several steel ETFs (exchange traded funds). We believe growth in supply chain demand could become a catalyst whereby Allegheny’s differentiated fundamental story might become more fairly recognized by the markets.

On the other hand, the Fund’s information technology, industrials and materials holdings outperformed. Within technology, Apple (+34%), Equinix (+26%) and Visa (+16%) contributed the most to performance. Underweighting Hewlett-Packard (-46%) offered another key contribution. In industrials, we participated in the initial public offering (IPO) of Nielsen Holdings (+3%) and it rose in part due to improving fundamentals in media, as well as a market-leading position in media information and analytics. We continued to hold Nielsen at the end of the period. We also avoided some of the sluggishness in the deep cyclical machinery companies. In the materials sector, strength in specialty chemicals producer Monsanto (+27%) offset the weakness in Allegheny which fell along with steel commodity prices. The Fund’s holdings in Covidien (+11%), Gilead (+9%) and El Paso (+42%) were three final key single-stock contributors.

Q.	Were there any significant changes in the Fund during the period?

A.	We continued to focus on bottom-up fundamentals, searching for opportunities in the ups and downs of the market. At the end of the period, the Fund’s largest overweights were in technology, health care and materials, and its largest underweights were in consumer staples, industrials and consumer discretionary, although we construct the Fund on a bottom-up, stock-by-stock basis. We are closely monitoring the Fund’s holdings and noting any changes in strategic direction and how management teams utilize excess capital. In our view, the U.S. economy remains in a prolonged period of deleveraging, as are many economies around the globe. We continue to emphasize our positioning in large cap, high quality companies that we believe have the potential to grow market share and take actions that benefit shareholders.

We continue to expect volatility, especially in light of U.S. budget and debt debates as well as accelerating geopolitical events. In light of recent challenges, in our opinion, S&P 500 earnings revisions have not fallen in a way that would be indicative of a double-dip recession. We believe a future market rally could be dominated by outperformance by global market share winners that have the ability to meet or beat earnings expectations. Amid rapidly changing market conditions, we have maintained our bottom-up stock selection approach with a focus on the long-term investment horizon.

U.S. Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

April 01, 2011 - September 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	829.49	1.65
Service Class	1,000.00	829.10	2.80
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.00	1.83
Service Class	1,000.00	1,021.77	3.09

*	Expenses are equal to the Fund’s annualized expense ratio of 0.36% for Investment Class shares and 0.61% for Service Class shares (for the period April 01, 2011 - September 30, 2011), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2011 were as follows: (17.05)% for Investment Class shares, and (17.09)% for Service Class shares. Past performance does not guarantee future results.

U.S. Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Morningstar Performance Comparison

Large Growth Peer Group

Based on average annual returns for periods ended September 30, 2011

	One Year	Five Year	Ten Year
Number of funds in peer group	1,667	1,258	789
Peer group average annual total return	-0.54%	-0.36%	2.04%

Top Ten Largest Holdings as of September 30, 2011

as a % of Fair Value (b)(c)

Apple Inc.	4.63%
Gilead Sciences Inc.	2.63%
Qualcomm Inc.	2.61%
PepsiCo Inc.	2.54%
Cisco Systems Inc.	2.26%
Target Corp.	2.10%
Schlumberger Ltd.	2.06%
Microsoft Corp.	1.98%
Covidien PLC	1.98%
Amgen Inc.	1.95%

Sector Allocation as of September 30, 2011

Portfolio Composition as a % of the Fair Value of $528,030 (in thousands) as of September 30, 2011 (b)(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return for the Periods Ended September 30, 2011

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
U.S. Equity Fund	-2.92%	-1.13%	2.47%	$12,760
S&P 500 Index	1.14%	-1.18%	2.82%	$13,205

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2011

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
U.S. Equity Fund	-3.08%	-1.23%	2.29%	$12,542
S&P 500 Index	1.14%	-1.18%	2.82%	$13,205

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair value basis is inclusive of short-term investment in the GE Institutional Money Market Fund.

*	Less than 0.1%

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

U.S. Equity Fund

Schedule of Investments	September 30, 2011

U.S. Equity Fund

	Number of Shares	Fair Value

Common Stock — 93.1%†

Advertising — 1.3%

Omnicom Group Inc.	180,314	$6,642,768

Aerospace & Defense — 3.5%

CAE Inc.	263,585	2,486,484
Hexcel Corp.	66,437	1,472,244	(a)
Honeywell International Inc.	181,172	7,955,263
Rockwell Collins Inc.	72,182	3,808,322
United Technologies Corp.	35,875	2,524,165
		18,246,478

Agricultural Products — 0.5%

Archer-Daniels-Midland Co.	101,856	2,527,047

Air Freight & Logistics — 0.8%

FedEx Corp.	36,625	2,478,780
United Parcel Service Inc.	29,673	1,873,850
		4,352,630

Application Software — 0.1%

SuccessFactors Inc.	20,614	473,916	(a)

Asset Management & Custody Banks — 2.2%

Ameriprise Financial Inc.	62,825	2,472,792
Invesco Ltd.	162,469	2,519,894
State Street Corp.	211,093	6,788,751	(e)
		11,781,437

Automotive Retail — 0.2%

O’Reilly Automotive Inc.	13,161	876,917	(a)

Biotechnology — 4.6%

Amgen Inc.	187,407	10,298,015	(h)
Gilead Sciences Inc.	358,257	13,900,372	(a)
		24,198,387

Brewers — 0.3%

Molson Coors Brewing Co.	39,851	1,578,498

Cable & Satellite — 1.0%

DIRECTV	100,077	4,228,253	(a)
Liberty Global Inc.	29,574	1,023,556	(a)
Sirius XM Radio Inc.	133,670	201,842	(a)
		5,453,651

Casinos & Gaming — 0.4%

Las Vegas Sands Corp.	50,970	1,954,190	(a)

	Number of Shares	Fair Value

Coal & Consumable Fuels — 0.1%

Peabody Energy Corp.	13,368	$452,908

Communications Equipment — 4.9%

Cisco Systems Inc.	770,511	11,935,215	(h)
Qualcomm Inc.	283,120	13,768,126
		25,703,341

Computer Hardware — 4.8%

Apple Inc.	64,176	24,462,608	(a,h)
Hewlett-Packard Co.	39,848	894,588
		25,357,196

Construction & Farm Machinery & Heavy Trucks — 0.2%

Deere & Co.	17,389	1,122,808

Consumer Finance — 1.0%

American Express Co.	103,589	4,651,146
Discover Financial Services	33,415	766,540
		5,417,686

Data Processing & Outsourced Services — 2.7%

The Western Union Co.	268,735	4,108,958
Visa Inc.	117,946	10,110,331
		14,219,289

Department Stores — 0.3%

Macy’s Inc.	60,820	1,600,782

Diversified Financial Services — 2.9%

Bank of America Corp.	508,227	3,110,349
Citigroup Inc.	16,042	410,996
Comerica Inc.	13,965	320,776
JPMorgan Chase & Co.	306,732	9,238,768
Wells Fargo & Co.	93,577	2,257,077
		15,337,966

Diversified Metals & Mining — 0.3%

Freeport-McMoRan Copper & Gold Inc.	50,794	1,546,677

Drug Retail — 0.4%

CVS Caremark Corp.	63,040	2,116,883

Electric Utilities — 1.0%

FirstEnergy Corp.	34,084	1,530,712
ITC Holdings Corp.	15,118	1,170,587
NextEra Energy Inc.	50,125	2,707,753
		5,409,052

Electrical Components & Equipment — 0.6%

Cooper Industries PLC	63,493	2,928,297

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Electronic Components — 0.1%

Corning Inc.	23,395	$289,162

Fertilizers & Agricultural Chemicals — 1.2%

Monsanto Co.	97,730	5,867,709
Potash Corporation of Saskatchewan Inc.	16,042	693,335
		6,561,044

General Merchandise Stores — 2.1%

Target Corp.	226,648	11,114,818

Healthcare Distributors — 0.1%

Cardinal Health Inc.	14,036	587,828

Healthcare Equipment — 2.7%

Baxter International Inc.	26,733	1,500,791
Covidien PLC	236,512	10,430,179
ResMed Inc.	85,471	2,460,710	(a)
		14,391,680

Healthcare Facilities — 0.2%

HCA Holdings Inc.	49,453	996,972	(a)

Healthcare Services — 1.8%

Express Scripts Inc.	208,021	7,711,338	(a)
Omnicare Inc.	60,154	1,529,716
		9,241,054

Home Building — 0.1%

MDC Holdings Inc.	16,358	277,105

Home Improvement Retail — 0.7%

Home Depot Inc.	80,196	2,636,043
Lowe’s Companies Inc.	41,251	797,794
		3,433,837

Hotels, Resorts & Cruise Lines — 0.3%

Carnival Corp.	54,601	1,654,410

Household Products — 1.3%

Clorox Co.	16,710	1,108,374
The Procter & Gamble Co.	88,893	5,616,260
		6,724,634

Independent Power Producers & Energy Traders — 0.9%

Calpine Corp.	105,598	1,486,820	(a)
The AES Corp.	310,771	3,033,125	(a)
		4,519,945

Industrial Conglomerates — 0.2%

Siemens AG ADR	10,056	902,928

	Number of Shares	Fair Value

Industrial Gases — 1.3%

Praxair Inc.	72,447	$6,772,346

Industrial Machinery — 0.0%*

Eaton Corp.	5,796	205,758

Integrated Oil & Gas — 4.6%

Chevron Corp.	82,206	7,605,699
Exxon Mobil Corp.	105,696	7,676,700	(h)
Hess Corp.	35,359	1,854,933
Occidental Petroleum Corp.	38,429	2,747,674
Suncor Energy Inc.	163,389	4,156,616
		24,041,622

Integrated Telecommunication Services — 1.2%

AT&T Inc.	116,961	3,335,728
Verizon Communications Inc.	80,202	2,951,434
		6,287,162

Internet Retail — 0.5%

Amazon.com Inc.	11,694	2,528,594	(a)

Internet Software & Services — 4.3%

Baidu Inc. ADR	77,435	8,278,576	(a)
Equinix Inc.	49,580	4,404,191	(a)
Google Inc.	19,279	9,916,732	(a)
		22,599,499

Investment Banking & Brokerage — 1.3%

The Goldman Sachs Group Inc.	70,664	6,681,281

IT Consulting & Other Services — 2.0%

International Business Machines Corp.	58,516	10,242,055

Life & Health Insurance — 1.0%

MetLife Inc.	46,046	1,289,748
Prudential Financial Inc.	81,935	3,839,474
		5,129,222

Life Sciences Tools & Services — 1.1%

PerkinElmer Inc.	122,660	2,356,299
Thermo Fisher Scientific Inc.	68,172	3,452,230	(a)
		5,808,529

Movies & Entertainment — 1.6%

News Corp.	26,746	413,761
The Walt Disney Co.	94,503	2,850,211
Time Warner Inc.	169,916	5,092,383
		8,356,355

Multi-Line Insurance — 0.3%

Hartford Financial Services Group Inc.	110,943	1,790,620

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Multi-Utilities — 0.7%

Dominion Resources Inc.	64,162	$3,257,505
Public Service Enterprise Group Inc.	18,713	624,453
		3,881,958

Oil & Gas Equipment & Services — 2.4%

Halliburton Co.	13,369	408,022
National Oilwell Varco Inc.	22,886	1,172,221
Schlumberger Ltd.	181,766	10,856,883
		12,437,126

Oil & Gas Exploration & Production — 2.2%

Anadarko Petroleum Corp.	91,559	5,772,795
Apache Corp.	44,553	3,574,933
Southwestern Energy Co.	66,462	2,215,178	(a)
		11,562,906

Oil & Gas Refining & Marketing — 0.2%

Marathon Petroleum Corp.	34,752	940,389

Oil & Gas Storage & Transportation — 0.7%

El Paso Corp.	158,426	2,769,286
Spectra Energy Corp.	39,432	967,267
		3,736,553

Packaged Foods & Meats — 2.1%

ConAgra Foods Inc.	118,958	2,881,163
Kraft Foods Inc.	221,240	7,429,239
Nestle S.A. ADR	13,367	736,522
		11,046,924

Pharmaceuticals — 4.1%

Bristol-Myers Squibb Co.	136,588	4,286,131
Hospira Inc.	28,878	1,068,486	(a)
Johnson & Johnson	85,547	5,450,199
Novartis AG ADR	44,779	2,497,325
Pfizer Inc.	334,163	5,908,002
Teva Pharmaceutical Industries Ltd. ADR	63,492	2,363,172
		21,573,315

Property & Casualty Insurance — 1.9%

ACE Ltd.	122,035	7,395,321
Chubb Corp.	40,098	2,405,479
		9,800,800

Reinsurance — 0.5%

PartnerRe Ltd.	30,068	1,571,654
RenaissanceRe Holdings Ltd.	16,040	1,023,352
		2,595,006

Research & Consulting Services — 0.2%

Nielsen Holdings N.V.	40,103	1,045,886	(a)

	Number of Shares	Fair Value

Security & Alarm Services — 0.5%

Corrections Corporation of America	112,590	$2,554,667	(a)

Semiconductors — 1.1%

Altera Corp.	28,983	913,834
Intel Corp.	80,212	1,710,922
Microchip Technology Inc.	33,417	1,039,603
Texas Instruments Inc.	103,767	2,765,391
		6,429,750

Soft Drinks — 2.6%

PepsiCo Inc.	216,760	13,417,444

Specialized Finance — 1.2%

CME Group Inc.	26,065	6,422,416

Specialty Chemicals — 0.1%

Celanese Corp.	10,024	326,081

Specialty Stores — 0.3%

Dick’s Sporting Goods Inc.	53,464	1,788,905	(a)

Steel — 1.4%

Allegheny Technologies Inc.	197,495	7,305,340

Systems Software — 3.7%

Microsoft Corp.	420,870	10,475,454	(h)
Oracle Corp.	315,344	9,062,987
		19,538,441

Wireless Telecommunication Services — 2.2%

American Tower Corp.	109,662	5,899,816	(a)
NII Holdings Inc.	215,758	5,814,678	(a)
		11,714,494

Total Common Stock (Cost $519,970,278)		488,555,665

Exchange Traded Funds — 1.7%
Financial Select Sector SPDR Fund	135,825	1,606,810	(n)
Industrial Select Sector SPDR Fund	245,630	7,174,852	(n)

Total Exchange Traded Funds (Cost $11,904,520)		8,781,662

Other Investments — 0.0%*
GEI Investment Fund (Cost $66,491)		64,496	(k)

Total Investments in Securities (Cost $531,941,289)		497,401,823

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	September 30, 2011

	Fair Value

Short-Term Investments — 5.8%
GE Institutional Money Market Fund Investment Class 0.09% (Cost $30,627,834)	$30,627,834	(d,k)

Total Investments (Cost $562,569,123)	528,029,657

Liabilities in Excess of Other Assets, net — (0.6)%	(3,095,598)

NET ASSETS — 100.0%	$524,934,059

Other Information

The Fund had the following long futures contracts open at September 30, 2011:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
S&P 500 Emini Index Futures	December 2011	324	$18,241,200	$(541,687)

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund	(unaudited)

SSgA Funds Management, Inc. (SSgA FM) is the sub-adviser to the S&P 500 Index Fund. SSgA FM is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA FM was formed in May 2001 as a result of a change in federal law.

SSgA FM manages portfolios using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. Key professionals involved in the day-to-day portfolio management for the Fund include Karl Schneider and John Tucker. See portfolio managers’ biographical information beginning on page 160.

Q.	How did the GE Institutional S&P 500 Index Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?

A.	For the twelve-month period ended September 30, 2011, the GE Institutional S&P 500 Index Fund returned 1.07% for the Investment Class shares and 0.88% for the Service Class shares. The Fund’s benchmark, the S&P 500 Index returned 1.14% and the Fund’s Morningstar peer group of 1,881 U.S. Large Blend funds returned an average of -1.95% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	With renewed quantitative easing and a deal between President Obama and congressional Republicans to keep taxes low, the S&P 500 proceeded to march steadily higher through the final phase of 2010. Stocks continued their upward climb until late February when violence erupted in Libya, spurring a leap in oil prices. When the devastation and nuclear aftermath from events in Japan became evident, the S&P 500 briefly slipped into red on a year-to-date basis. After losing ground in both May and June, U.S. equities continued to build on an unwelcome pattern of increasing monthly declines during the course of the third quarter primarily due to the U.S. credit downgrade and Eurozone credit crisis. The S&P gave back 13.9% for the third quarter of 2011, its worst quarterly performance since the financial crisis of 2008.

Q.	What stocks and sectors significantly affected the Fund’s performance?

A.	By utilizing a passive, full replication investment style, the Fund held the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of September 30, 2011, the four largest sectors in the S&P 500 Index were information technology (19.4%), financials (13.6%), health care (12.1%), and consumer staples (11.7%). The highest returning sector for the last twelve months was utilities (+10.5%) followed by consumer staples (+8.7%). The lowest returning sectors were financials (-16.9%) and materials (-7.5%).

Q.	Were there any significant changes in the Fund during the period?

A.	Over the last twelve months there were 17 index addition/deletion changes announced by Standard & Poor’s that impacted the Fund. Not all of these additions and deletions were bought and sold in the Fund, however, many changes were as a result of a merger, acquisition, or a spin-off involving another S&P 500 constituent. Additionally, there were numerous index share changes throughout the period, as well as at each quarter’s end. Many of the share changes also required no trading, as the weight change within the portfolio was negligible.

S&P 500 Index Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

April 01, 2011 - September 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	861.09	0.70
Service Class	1,000.00	860.54	1.68
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,024.03	0.76
Service Class	1,000.00	1,023.00	1.83

*	Expenses are equal to the Fund’s annualized expense ratio of 0.15% for Investment Class shares and 0.36% for Service Class shares (for the period April 01, 2011 - September 30, 2011), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2011 were as follows: (13.89)% for Investment Class shares, and (13.95)% for Service Class shares. Past performance does not guarantee future results.

S&P 500 Index Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the S&P 500® Composite Stock Index (S&P 500® Index). The Fund seeks its objective by seeking to replicate the return of the S&P 500® Index while holding transaction costs low and minimizing portfolio turnover.

Morningstar Performance Comparison

Large Blend Peer Group

Based on average annual returns for periods ended September 30, 2011

	One Year	Five Year	Ten Year
Number of Funds in peer group	1,881	1,408	832
Peer group average annual total return	-1.95%	-1.83%	2.19%

Top Ten Largest Holdings as of September 30, 2011

as a % of Fair Value (b)(c)

Apple Inc.	3.35%
Exxon Mobil Corp.	3.35%
International Business Machines Corp.	1.98%
Microsoft Corp.	1.76%
Chevron Corp.	1.76%
Johnson & Johnson	1.66%
The Procter & Gamble Co.	1.65%
AT&T Inc.	1.61%
General Electric Co.	1.53%
The Coca-Cola Co.	1.47%

Sector Allocation as of September 30, 2011

Portfolio Composition as a % of the Fair Value of $27,327 (in thousands) as of September 30, 2011 (b)(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2011

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
S&P 500 Index Fund	1.07%	-1.20%	2.70%	$13,059
S&P 500 Index	1.14%	-1.18%	2.82%	$13,205

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2011

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
S&P 500 Index Fund	0.88%	-1.47%	0.41%	$10,249
S&P 500 Index	1.14%	-1.18%	0.72%	$10,441

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair value basis is inclusive of short-term investment in the GE Institutional Money Market Fund.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index Fund

Schedule of Investments	September 30, 2011

S&P 500 Index Fund

	Number of Shares	Fair Value

Common Stock — 97.3%†

Advertising — 0.1%

Omnicom Group Inc.	718	$26,451
The Interpublic Group of Companies Inc.	1,248	8,986
		35,437

Aerospace & Defense — 2.6%

General Dynamics Corp.	928	52,794
Goodrich Corp.	319	38,497
Honeywell International Inc.	2,054	90,191
ITT Corp.	470	19,740
L-3 Communications Holdings Inc.	271	16,794
Lockheed Martin Corp.	709	51,502
Northrop Grumman Corp.	747	38,964
Precision Castparts Corp.	374	58,142
Raytheon Co.	909	37,151
Rockwell Collins Inc.	393	20,735
Textron Inc.	705	12,436
The Boeing Co.	1,913	115,756
United Technologies Corp.	2,341	164,713
		717,415

Agricultural Products — 0.2%

Archer-Daniels-Midland Co.	1,741	43,194

Air Freight & Logistics — 1.0%

CH Robinson Worldwide Inc.	416	28,484
Expeditors International of Washington Inc.	542	21,978
FedEx Corp.	823	55,701
United Parcel Service Inc.	2,523	159,327
		265,490

Airlines — 0.1%

Southwest Airlines Co.	2,021	16,249

Aluminum — 0.1%

Alcoa Inc.	2,716	25,992

Apparel Retail — 0.5%

Abercrombie & Fitch Co.	224	13,789
Ltd Brands Inc.	644	24,800
Ross Stores Inc.	299	23,528
The Gap Inc.	998	16,208
TJX Companies Inc.	962	53,362
Urban Outfitters Inc.	318	7,098	(a)
		138,785

	Number of Shares	Fair Value

Apparel, Accessories & Luxury Goods — 0.3%

Coach Inc.	750	$38,873
Ralph Lauren Corp.	164	21,271
VF Corp.	223	27,099
		87,243

Application Software — 0.6%

Adobe Systems Inc.	1,288	31,131	(a)
Autodesk Inc.	590	16,390	(a)
Citrix Systems Inc.	480	26,174	(a)
Compuware Corp.	557	4,267	(a)
Intuit Inc.	795	37,715	(a)
Salesforce.com Inc.	353	40,341	(a)
		156,018

Asset Management & Custody Banks — 1.0%

Ameriprise Financial Inc.	619	24,364
BlackRock Inc.	256	37,891
Federated Investors Inc.	238	4,172
Franklin Resources Inc.	368	35,196
Invesco Ltd.	1,180	18,302
Janus Capital Group Inc.	475	2,850
Legg Mason Inc.	380	9,770
Northern Trust Corp.	617	21,583
State Street Corp.	1,287	41,390	(e)
T Rowe Price Group Inc.	663	31,672
The Bank of New York Mellon Corp.	3,258	60,566
		287,756

Auto Parts & Equipment — 0.2%

Johnson Controls, Inc.	1,805	47,598

Automobile Manufacturers — 0.3%

Ford Motor Co.	9,820	94,959	(a)

Automotive Retail — 0.2%

AutoNation Inc.	162	5,310	(a)
AutoZone Inc.	77	24,578	(a)
CarMax Inc.	577	13,761	(a)
O’Reilly Automotive Inc.	352	23,454	(a)
		67,103

Biotechnology — 1.3%

Amgen Inc.	2,384	131,001
Biogen Idec Inc.	630	58,685	(a)
Celgene Corp.	1,210	74,923	(a)
Cephalon Inc.	196	15,817	(a)
Gilead Sciences Inc.	1,969	76,397	(a)
		356,823

Brewers — 0.1%

Molson Coors Brewing Co.	406	16,082

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Broadcasting — 0.3%

CBS Corp.	1,707	$34,789
Discovery Communications Inc. (Class A)	711	26,748	(a)
Scripps Networks Interactive Inc.	232	8,623
		70,160

Building Products — 0.0%*

Masco Corp.	914	6,508

Cable & Satellite — 1.1%

Cablevision Systems Corp.	588	9,249
Comcast Corp. (Class A)	7,082	148,014
DIRECTV	1,922	81,205	(a)
Time Warner Cable Inc.	839	52,580
		291,048

Casinos & Gaming — 0.1%

International Game Technology	766	11,130
Wynn Resorts Ltd.	216	24,857
		35,987

Coal & Consumable Fuels — 0.2%

Alpha Natural Resources Inc.	578	10,225	(a)
Consol Energy Inc.	579	19,645
Peabody Energy Corp.	691	23,411
		53,281

Commercial Printing — 0.0%*

RR Donnelley & Sons Co.	479	6,763

Communications Equipment — 2.0%

Cisco Systems Inc.	14,314	221,724	(h)
F5 Networks Inc.	207	14,707	(a)
Harris Corp.	325	11,105
JDS Uniphase Corp.	579	5,773	(a)
Juniper Networks Inc.	1,361	23,491	(a)
Motorola Mobility Holdings Inc.	690	26,068	(a)
Motorola Solutions Inc.	791	33,143
QUALCOMM Inc.	4,325	210,325
Tellabs Inc.	927	3,977
		550,313

Computer & Electronics Retail — 0.1%

Best Buy Company Inc.	824	19,199
GameStop Corp.	361	8,339	(a)
		27,538

Computer Hardware — 4.0%

Apple Inc.	2,402	915,594	(a)
Dell Inc.	4,097	57,973	(a)
Hewlett-Packard Co.	5,354	120,197
		1,093,764

	Number of Shares	Fair Value

Computer Storage & Peripherals — 0.7%

EMC Corp.	5,332	$111,919	(a)
Lexmark International Inc.	202	5,460	(a)
NetApp Inc.	939	31,870	(a)
SanDisk Corp.	609	24,573	(a)
Western Digital Corp.	593	15,252	(a)
		189,074

Construction & Engineering — 0.2%

Fluor Corp.	445	20,715
Jacobs Engineering Group Inc.	324	10,462	(a)
Quanta Services Inc.	552	10,372	(a)
		41,549

Construction & Farm Machinery & Heavy Trucks — 1.0%

Caterpillar Inc.	1,688	124,642
Cummins Inc.	501	40,912
Deere & Co.	1,089	70,317
Joy Global Inc.	268	16,718
PACCAR Inc.	933	31,554
		284,143

Construction Materials — 0.0%*

Vulcan Materials Co.	330	9,095

Consumer Electronics — 0.0%*

Harman International Industries Inc.	178	5,087

Consumer Finance — 0.8%

American Express Co.	2,681	120,377	(h)
Capital One Financial Corp.	1,172	46,446
Discover Financial Services	1,393	31,955
SLM Corp.	1,346	16,758
		215,536

Data Processing & Outsourced Services — 1.3%

Automatic Data Processing Inc.	1,247	58,796
Computer Sciences Corp.	396	10,633
Fidelity National Information Services Inc.	687	16,708
Fiserv Inc.	367	18,633	(a)
Mastercard Inc.	276	87,536
Paychex Inc.	822	21,676
The Western Union Co.	1,614	24,678
Total System Services Inc.	413	6,992
Visa Inc.	1,321	113,236
		358,888

Department Stores — 0.4%

JC Penney Company Inc.	393	10,525
Kohl’s Corp.	718	35,254
Macy’s Inc.	1,090	28,689
Nordstrom Inc.	428	19,551
Sears Holdings Corp.	110	6,327	(a)
		100,346

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Distillers & Vintners — 0.1%

Brown-Forman Corp.	263	$18,447
Constellation Brands Inc.	457	8,226	(a)
		26,673

Distributors — 0.1%

Genuine Parts Co.	402	20,422

Diversified Chemicals — 0.8%

Eastman Chemical Co.	181	12,404
EI du Pont de Nemours & Co.	2,409	96,288
FMC Corp.	183	12,656
PPG Industries Inc.	404	28,547
The Dow Chemical Co.	3,057	68,660
		218,555

Diversified Financial Services — 4.1%

Bank of America Corp.	26,419	161,684	(h)
Citigroup Inc.	7,600	194,712
Comerica Inc.	513	11,784
JPMorgan Chase & Co.	10,130	305,116
US BanCorp	4,960	116,758
Wells Fargo & Co.	13,717	330,854
		1,120,908

Diversified Metals & Mining — 0.3%

Freeport-McMoRan Copper & Gold Inc.	2,450	74,603
Titanium Metals Corp.	230	3,445
		78,048

Diversified REITs — 0.1%

Vornado Realty Trust	482	35,967

Diversified Support Services — 0.1%

Cintas Corp.	288	8,104
Iron Mountain Inc.	512	16,189
		24,293

Drug Retail — 0.7%

CVS Caremark Corp.	3,471	116,556
Walgreen Co.	2,380	78,278
		194,834

Education Services — 0.1%

Apollo Group Inc.	311	12,319	(a)
DeVry Inc.	156	5,766
		18,085

Electric Utilities — 2.1%

American Electric Power Company Inc.	1,230	46,765
Duke Energy Corp.	3,455	69,065
Edison International	832	31,824
Entergy Corp.	454	30,096

	Number of Shares	Fair Value

Exelon Corp.	1,717	$73,161
FirstEnergy Corp.	1,068	47,964
NextEra Energy Inc.	1,097	59,260
Northeast Utilities	451	15,176
Pepco Holdings Inc.	576	10,898
Pinnacle West Capital Corp.	278	11,937
PPL Corp.	1,473	42,039
Progress Energy Inc.	752	38,893
Southern Co.	2,218	93,977
		571,055

Electrical Components & Equipment — 0.4%

Emerson Electric Co.	1,958	80,885
Rockwell Automation Inc.	368	20,608
Roper Industries Inc.	245	16,883
		118,376

Electronic Components — 0.3%

Amphenol Corp.	450	18,347
Corning Inc.	4,170	51,541
		69,888

Electronic Equipment & Instruments — 0.0%*

FLIR Systems Inc.	408	10,220

Electronic Manufacturing Services — 0.1%

Jabil Circuit Inc.	502	8,931
Molex Inc.	355	7,231
		16,162

Environmental & Facilities Services — 0.3%

Republic Services Inc.	878	24,637
Stericycle Inc.	219	17,678	(a)
Waste Management Inc.	1,211	39,430
		81,745

Fertilizers & Agricultural Chemicals — 0.5%

CF Industries Holdings Inc.	182	22,457
Monsanto Co.	1,383	83,035
The Mosaic Co.	700	34,279
		139,771

Food Distributors — 0.1%

Sysco Corp.	1,490	38,591

Food Retail — 0.3%

Safeway Inc.	904	15,034
SUPERVALU Inc.	542	3,610
The Kroger Co.	1,548	33,994
Whole Foods Market Inc.	428	27,953
		80,591

Footwear — 0.3%

NIKE Inc.	983	84,056

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Gas Utilities — 0.1%

Nicor Inc.	116	$6,381
Oneok Inc.	273	18,029
		24,410

General Merchandise Stores — 0.4%

Big Lots Inc.	192	6,687	(a)
Family Dollar Stores Inc.	312	15,868
Target Corp.	1,725	84,594
		107,149

Gold — 0.3%

Newmont Mining Corp.	1,279	80,449

Healthcare Distributors — 0.4%

AmerisourceBergen Corp.	699	26,052
Cardinal Health Inc.	895	37,483
McKesson Corp.	627	45,583
Patterson Companies Inc.	245	7,014
		116,132

Healthcare Equipment — 1.8%

Baxter International Inc.	1,471	82,582
Becton Dickinson and Co.	558	40,913
Boston Scientific Corp.	3,901	23,055	(a)
CareFusion Corp.	570	13,652	(a)
Covidien PLC	1,307	57,639
CR Bard Inc.	219	19,171
Edwards Lifesciences Corp.	293	20,885	(a)
Intuitive Surgical Inc.	100	36,428	(a)
Medtronic Inc.	2,773	92,175
St Jude Medical Inc.	840	30,400
Stryker Corp.	852	40,155
Varian Medical Systems Inc.	299	15,596	(a)
Zimmer Holdings Inc.	490	26,215	(a)
		498,866

Healthcare Facilities — 0.0%*

Tenet Healthcare Corp.	1,250	5,163	(a)

Healthcare Services — 0.5%

DaVita Inc.	244	15,291	(a)
Express Scripts Inc.	1,297	48,080	(a)
Laboratory Corporation of America Holdings	256	20,237	(a)
Medco Health Solutions Inc.	996	46,702	(a)
Quest Diagnostics Inc.	402	19,843
		150,153

Healthcare Supplies — 0.0%*

DENTSPLY International Inc.	359	11,018

Healthcare Technology — 0.1%

Cerner Corp.	369	25,284	(a)

	Number of Shares	Fair Value

Home Building — 0.1%

DR Horton Inc.	717	$6,482
Lennar Corp.	410	5,551
Pulte Group Inc.	860	3,397	(a)
		15,430

Home Entertainment Software — 0.1%

Electronic Arts Inc.	849	17,362	(a)

Home Furnishing Retail — 0.1%

Bed Bath & Beyond Inc.	636	36,449	(a)

Home Furnishings — 0.0%*

Leggett & Platt Inc.	365	7,223

Home Improvement Retail — 0.7%

Home Depot Inc.	4,082	134,175
Lowe’s Companies Inc.	3,251	62,874
		197,049

Hotels, Resorts & Cruise Lines — 0.3%

Carnival Corp.	1,208	36,602
Marriott International Inc.	725	19,749
Starwood Hotels & Resorts Worldwide Inc.	498	19,332
Wyndham Worldwide Corp.	434	12,373
		88,056

Household Appliances — 0.0%*

Whirlpool Corp.	195	9,732

Household Products — 2.4%

Clorox Co.	340	22,552
Colgate-Palmolive Co.	1,256	111,382
Kimberly-Clark Corp.	1,034	73,424
The Procter & Gamble Co.	7,130	450,473
		657,831

Housewares & Specialties — 0.1%

Beam Inc.	394	21,308
Newell Rubbermaid Inc.	743	8,819
		30,127

Human Resource & Employment Services — 0.0%*

Robert Half International Inc.	375	7,958

Hypermarkets & Super Centers — 1.2%

Costco Wholesale Corp.	1,132	92,960
Wal-Mart Stores Inc.	4,525	234,848
		327,808

Independent Power Producers & Energy Traders — 0.2%

Constellation Energy Group Inc.	512	19,487
NRG Energy Inc.	615	13,044	(a)
The AES Corp.	1,677	16,368	(a)
		48,899

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Industrial Conglomerates — 2.4%

3M Co.	1,820	$130,658
Danaher Corp.	1,476	61,903
General Electric Co.	27,510	419,252	(h,l)
Tyco International Ltd.	1,197	48,778
		660,591

Industrial Gases — 0.5%

Air Products & Chemicals Inc.	541	41,316
Airgas Inc.	178	11,360
Praxair Inc.	796	74,410
		127,086

Industrial Machinery — 0.7%

Dover Corp.	476	22,182
Eaton Corp.	871	30,921
Flowserve Corp.	143	10,582
Illinois Tool Works Inc.	1,247	51,875
Ingersoll-Rand PLC	846	23,764
Pall Corp.	296	12,550
Parker Hannifin Corp.	414	26,136
Snap-On Inc.	149	6,616
Stanley Black & Decker Inc.	429	21,064
		205,690

Industrial REITs — 0.1%

Prologis Inc.	1,160	28,130

Insurance Brokers — 0.3%

AON Corp.	844	35,431
Marsh & McLennan Companies Inc.	1,398	37,103
		72,534

Integrated Oil & Gas — 6.7%

Chevron Corp.	5,196	480,734
ConocoPhillips	3,535	223,836
Exxon Mobil Corp.	12,597	914,920	(h)
Hess Corp.	772	40,499
Murphy Oil Corp.	494	21,815
Occidental Petroleum Corp.	2,120	151,580
		1,833,384

Integrated Telecommunication Services — 2.9%

AT&T Inc.	15,380	438,638	(h)
CenturyLink Inc.	1,603	53,091
Frontier Communications Corp.	2,541	15,526
Verizon Communications Inc.	7,362	270,922
Windstream Corp.	1,302	15,181
		793,358

Internet Retail — 1.1%

Amazon.com Inc.	935	202,175	(a)
Expedia Inc.	509	13,107
NetFlix Inc.	139	15,729	(a)
priceline.com Inc.	129	57,980	(a)
		288,991

	Number of Shares	Fair Value

Internet Software & Services — 1.8%

Akamai Technologies Inc.	477	$9,483	(a)
eBay Inc.	2,966	87,467	(a)
Google Inc.	654	336,405	(a)
Monster Worldwide Inc.	330	2,369	(a)
VeriSign Inc.	430	12,302
Yahoo! Inc.	3,326	43,770	(a)
		491,796

Investment Banking & Brokerage — 0.8%

E*Trade Financial Corp.	643	5,858	(a)
Morgan Stanley	3,934	53,109
The Charles Schwab Corp.	2,824	31,826
The Goldman Sachs Group Inc.	1,305	123,388
		214,181

IT Consulting & Other Services — 2.6%

Accenture PLC	1,693	89,187
Cognizant Technology Solutions Corp.	808	50,662	(a)
International Business Machines Corp.	3,098	542,243	(h)
SAIC Inc.	712	8,409	(a)
Teradata Corp.	431	23,071	(a)
		713,572

Leisure Products — 0.1%

Hasbro Inc.	348	11,348
Mattel Inc.	887	22,964
		34,312

Life & Health Insurance — 0.9%

AFLAC Inc.	1,194	41,730
Lincoln National Corp.	800	12,504
MetLife Inc.	2,736	76,635
Principal Financial Group Inc.	820	18,589
Prudential Financial Inc.	1,286	60,262
Torchmark Corp.	291	10,144
Unum Group	786	16,475
		236,339

Life Sciences Tools & Services — 0.4%

Agilent Technologies Inc.	889	27,781	(a)
Life Technologies Corp.	456	17,524	(a)
PerkinElmer Inc.	288	5,532
Thermo Fisher Scientific Inc.	978	49,526	(a)
Waters Corp.	234	17,665	(a)
		118,028

Managed Healthcare — 1.1%

Aetna Inc.	969	35,223
CIGNA Corp.	691	28,981
Coventry Healthcare Inc.	378	10,890	(a)
Humana Inc.	430	31,274
UnitedHealth Group Inc.	2,778	128,121
WellPoint Inc.	915	59,731
		294,220

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Metal & Glass Containers — 0.1%

Ball Corp.	429	$13,308
Owens-Illinois Inc.	419	6,335	(a)
		19,643

Motorcycle Manufacturers — 0.1%

Harley-Davidson Inc.	603	20,701

Movies & Entertainment — 1.4%

News Corp.	5,909	91,412
The Walt Disney Co.	4,837	145,884
Time Warner Inc.	2,681	80,350
Viacom Inc.	1,461	56,599
		374,245

Multi-Line Insurance — 0.3%

American International Group Inc.	1,114	24,452	(a)
Assurant Inc.	246	8,807
Genworth Financial Inc.	1,252	7,186	(a)
Hartford Financial Services Group Inc.	1,137	18,351
Loews Corp.	793	27,398
		86,194

Multi-Sector Holdings — 0.0%*

Leucadia National Corp.	506	11,476

Multi-Utilities — 1.5%

Ameren Corp.	616	18,338
CenterPoint Energy Inc.	1,086	21,307
CMS Energy Corp.	644	12,745
Consolidated Edison Inc.	747	42,594
Dominion Resources Inc.	1,501	76,206
DTE Energy Co.	432	21,177
Integrys Energy Group Inc.	199	9,675
NiSource Inc.	714	15,265
PG&E Corp.	1,016	42,987
Public Service Enterprise Group Inc.	1,292	43,114
SCANA Corp.	292	11,811
Sempra Energy	611	31,467
TECO Energy Inc.	549	9,404
Wisconsin Energy Corp.	597	18,680
Xcel Energy Inc.	1,236	30,517
		405,287

Office Electronics — 0.1%

Xerox Corp.	3,577	24,932

Office REITs — 0.1%

Boston Properties Inc.	372	33,145

Office Services & Supplies — 0.1%

Avery Dennison Corp.	270	6,772
Pitney Bowes Inc.	520	9,776
		16,548

	Number of Shares	Fair Value

Oil & Gas Drilling — 0.2%

Diamond Offshore Drilling Inc.	177	$9,689
Helmerich & Payne Inc.	273	11,084
Nabors Industries Ltd.	734	8,999	(a)
Noble Corp.	644	18,901
Rowan Companies Inc.	325	9,812	(a)
		58,485

Oil & Gas Equipment & Services — 1.6%

Baker Hughes Inc.	1,131	52,207
Cameron International Corp.	626	26,004	(a)
FMC Technologies Inc.	614	23,086	(a)
Halliburton Co.	2,378	72,577
National Oilwell Varco Inc.	1,098	56,240
Schlumberger Ltd.	3,511	209,712
		439,826

Oil & Gas Exploration & Production — 1.9%

Anadarko Petroleum Corp.	1,287	81,145
Apache Corp.	993	79,678
Cabot Oil & Gas Corp.	267	16,530
Chesapeake Energy Corp.	1,679	42,898
Denbury Resources Inc.	1,014	11,661	(a)
Devon Energy Corp.	1,058	58,656
EOG Resources Inc.	697	49,494
EQT Corp.	381	20,330
Marathon Oil Corp.	1,818	39,232
Newfield Exploration Co.	338	13,415	(a)
Noble Energy Inc.	451	31,931
Pioneer Natural Resources Co.	298	19,599
QEP Resources Inc.	451	12,209
Range Resources Corp.	410	23,969
Southwestern Energy Co.	888	29,597	(a)
		530,344

Oil & Gas Refining & Marketing — 0.2%

Marathon Petroleum Corp.	909	24,598
Sunoco Inc.	309	9,582
Tesoro Corp.	367	7,145	(a)
Valero Energy Corp.	1,456	25,888
		67,213

Oil & Gas Storage & Transportation — 0.4%

El Paso Corp.	1,963	34,313
Spectra Energy Corp.	1,659	40,695
The Williams Companies Inc.	1,501	36,534
		111,542

Packaged Foods & Meats — 1.8%

Campbell Soup Co.	466	15,084
ConAgra Foods Inc.	1,044	25,286
Dean Foods Co.	468	4,151	(a)
General Mills Inc.	1,678	64,553
HJ Heinz Co.	822	41,495
Hormel Foods Corp.	354	9,565
Kellogg Co.	639	33,988

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Kraft Foods Inc.	4,609	$154,770
McCormick & Company Inc.	338	15,602
Mead Johnson Nutrition Co.	522	35,929
Sara Lee Corp.	1,494	24,427
The Hershey Co.	391	23,163
The JM Smucker Co.	296	21,575
Tyson Foods Inc.	765	13,280
		482,868

Paper Packaging — 0.1%

Bemis Company Inc.	269	7,884
Sealed Air Corp.	409	6,830
		14,714

Paper Products — 0.1%

International Paper Co.	1,116	25,947
MeadWestvaco Corp.	433	10,634
		36,581

Personal Products — 0.2%

Avon Products Inc.	1,098	21,521
The Estee Lauder Cos. Inc.	291	25,561
		47,082

Pharmaceuticals — 6.0%

Abbott Laboratories	4,054	207,322	(h)
Allergan Inc.	798	65,739
Bristol-Myers Squibb Co.	4,375	137,288
Eli Lilly & Co.	2,634	97,379	(h)
Forest Laboratories Inc.	731	22,508	(a)
Hospira Inc.	428	15,836	(a)
Johnson & Johnson	7,111	453,042	(h)
Merck & Company Inc.	7,930	259,390
Mylan Inc.	1,121	19,057	(a)
Pfizer Inc.	20,262	358,232	(h)
Watson Pharmaceuticals Inc.	323	22,045	(a)
		1,657,838

Property & Casualty Insurance — 2.1%

ACE Ltd.	897	54,358
Berkshire Hathaway Inc.	4,570	324,653	(a)
Chubb Corp.	747	44,813
CIncinnati Financial Corp.	416	10,953
The Allstate Corp.	1,335	31,626
The Progressive Corp.	1,669	29,641
The Travelers Companies Inc.	1,112	54,188
XL Group Plc	790	14,852
		565,084

Publishing — 0.1%

Gannett Company Inc.	614	5,851
The McGraw-Hill Companies Inc.	778	31,898
The Washington Post Co.	13	4,251
		42,000

	Number of Shares	Fair Value

Rail Roads — 0.8%

CSX Corp.	2,902	$54,180
Norfolk Southern Corp.	881	53,759
Union Pacific Corp.	1,261	102,986
		210,925

Real Estate Services — 0.0%*

CBRE Group Inc. (REIT)	940	12,652	(a)

Regional Banks — 0.8%

BB&T Corp.	1,778	37,925
Fifth Third Bancorp	2,345	23,685
First Horizon National Corp.	672	4,005
Huntington Bancshares Inc.	2,204	10,579
KeyCorp	2,427	14,392
M&T Bank Corp.	320	22,368
PNC Financial Services Group Inc.	1,365	65,779
Regions Financial Corp.	3,208	10,683
SunTrust Banks Inc.	1,371	24,609
Zions Bancorp.	469	6,599
		220,624

Research & Consulting Services — 0.1%

Dun & Bradstreet Corp.	126	7,719
Equifax Inc.	314	9,652
		17,371

Residential REITs — 0.3%

Apartment Investment & Management Co.	305	6,747
AvalonBay Communities Inc.	244	27,828
Equity Residential	752	39,006
		73,581

Restaurants — 1.5%

Chipotle Mexican Grill Inc.	79	23,933	(a)
Darden Restaurants Inc.	348	14,877
McDonald’s Corp.	2,685	235,797
Starbucks Corp.	1,965	73,275
Yum! Brands Inc.	1,227	60,602
		408,484

Retail REITs — 0.4%

Kimco Realty Corp.	1,039	15,616
Simon Property Group Inc.	760	83,585
		99,201

Semiconductor Equipment — 0.2%

Applied Materials Inc.	3,365	34,828
KLA-Tencor Corp.	429	16,422
MEMC Electronic Materials Inc.	588	3,081	(a)
Novellus Systems Inc.	228	6,215	(a)
Teradyne Inc.	473	5,208	(a)
		65,754

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Semiconductors — 2.1%

Advanced Micro Devices Inc.	1,474	$7,488	(a)
Altera Corp.	823	25,949
Analog Devices Inc.	765	23,906
Broadcom Corp.	1,218	40,547
First Solar Inc.	139	8,786	(a)
Intel Corp.	13,648	291,112	(h)
Linear Technology Corp.	581	16,065
LSI Corp.	1,546	8,008	(a)
Microchip Technology Inc.	486	15,119
Micron Technology Inc.	2,677	13,492	(a)
NVIDIA Corp.	1,532	19,150	(a)
Texas Instruments Inc.	3,040	81,016
Xilinx Inc.	678	18,604
		569,242

Soft Drinks — 2.5%

Coca-Cola Enterprises Inc.	830	20,650
Dr Pepper Snapple Group Inc.	565	21,911
PepsiCo Inc.	4,073	252,119
The Coca-Cola Co.	5,960	402,658	(h)
		697,338

Specialized Consumer Services — 0.0%*

H&R Block Inc.	779	10,369

Specialized Finance — 0.4%

CME Group Inc.	171	42,134
IntercontinentalExchange Inc.	188	22,233	(a)
Moody’s Corp.	506	15,408
NYSE Euronext	668	15,524
The NASDAQ OMX Group Inc.	383	8,863	(a)
		104,162

Specialized REITs — 0.7%

HCP Inc.	1,037	36,357
Healthcare Inc.	451	21,107
Host Hotels & Resorts Inc.	1,752	19,167
Plum Creek Timber Company Inc.	413	14,335
Public Storage	357	39,752
Ventas Inc.	734	36,260
Weyerhaeuser Co.	1,375	21,381
		188,359

Specialty Chemicals — 0.3%

Ecolab Inc.	592	28,943
International Flavors & Fragrances Inc.	205	11,525
Sigma-Aldrich Corp.	311	19,217
The Sherwin-Williams Co.	226	16,796
		76,481

Specialty Stores — 0.2%

Staples Inc.	1,821	24,219
Tiffany & Co.	326	19,827
		44,046

	Number of Shares	Fair Value

Steel — 0.2%

AK Steel Holding Corp.	281	$1,838
Allegheny Technologies Inc.	271	10,024
Cliffs Natural Resources Inc.	369	18,882
Nucor Corp.	807	25,533
United States Steel Corp.	367	8,078
		64,355

Systems Software — 3.2%

BMC Software Inc.	452	17,429	(a)
CA Inc.	969	18,808
Microsoft Corp.	19,342	481,422	(h)
Oracle Corp.	10,270	295,160
Red Hat Inc.	493	20,834	(a)
Symantec Corp.	1,929	31,443	(a)
		865,096

Thrifts & Mortgage Finance — 0.1%

Hudson City Bancorp Inc.	1,345	7,613
People’s United Financial Inc.	961	10,955
		18,568

Tires & Rubber — 0.0%*

The Goodyear Tire & Rubber Co.	623	6,286	(a)

Tobacco — 1.8%

Altria Group Inc.	5,362	143,755	(h)
Lorillard Inc.	367	40,627
Philip Morris International Inc.	4,565	284,765
Reynolds American Inc.	863	32,345
		501,492

Trading Companies & Distributors — 0.2%

Fastenal Co.	753	25,060
WW Grainger Inc.	149	22,281
		47,341

Trucking — 0.0%*

Ryder System Inc.	131	4,914

Wireless Telecommunication Services — 0.3%

American Tower Corp.	1,049	56,436	(a)
MetroPCS Communications Inc.	678	5,905	(a)
Sprint Nextel Corp.	7,638	23,220	(a)
		85,561

Total Common Stock (Cost $27,410,226)		26,656,174

Other Investments — 0.1%
GEI Investment Fund (Cost $24,864)		24,118	(k)

Total Investments in Securities (Cost $27,435,090)		26,680,292

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2011

	Fair Value

Short-Term Investments — 2.3%
GE Institutional Money Market Fund Investment Class 0.09% (Cost $646,211)	$646,211	(d,k)

Total Investments (Cost $28,081,301)	27,326,503

Other Assets and Liabilities, net — 0.3%	79,024

NET ASSETS — 100.0%	$27,405,527

Other Information

The Fund had the following long futures contracts open at September 30, 2011:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
S&P 500 Emini Index Futures	December 2011	13	$731,900	$(44,243)

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund	(unaudited)

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Large-Cap Core Equity Fund (formerly the Core Value Equity Fund) is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions. See portfolio managers’ biographical information beginning on page 160.

Q.	How did the GE Institutional U.S. Large-Cap Core Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?

A.	For the twelve-month period ended September 30, 2011, the GE Institutional U.S. Large-Cap Core Equity Fund returned -2.32% for the Investment Class shares and -2.54% for the Service Class shares. The Fund’s benchmark, the S&P 500 Index returned 1.14% and the Fund’s Morningstar peer group of 1,881 US Large Blend funds returned an average of -1.95% over the same period.

Q.	What domestic or world events had a major impact on the financial markets?

A.	Macro events created an extremely volatile market environment for U.S. equities. Stocks in the S&P 500 advanced over 18% from the beginning of the period through February 2011, bolstered by the Federal Reserve’s QE2 program and Republican gains in the Congressional elections that increased investor confidence in more business-friendly policies from Washington. However, investors soon became whipsawed by political unrest in the Middle East, and the devastating Japanese earthquake and tsunami, which sent oil prices higher and stocks lower. The Greek sovereign debt crisis and fears of contagion to the peripheral Euro nations shook confidence further in the second half of the year. Furthermore, when Washington’s contentious debt ceiling debate culminated with S&P’s U.S. debt rating downgrade, the market severely pulled back in August, erasing most of the year’s early gains. In the last quarter, in particular, debate around whether there would be a double-dip recession intensified, bolstered by weak economic indicators and signs of slowing growth in the emerging markets.

Amid the macro uncertainties, correlations (i.e., the degree to which individual securities traded in relation to the overall market and to certain sectors) spiked, and investors seemed to ignore fundamentals. The high correlations plus high volatility created a very difficult stock-picking environment for active managers. The financial sector in particular had a negative return for the year (down close to 17% in the S&P 500) as the stocks swooned on fears over the European banks. The materials (-6.7%) and industrials (-4.5%) sectors also underperformed. Many investors attempted to shed risk and seek the relative safety of higher-yielding areas of the equity market, including utilities (+12% and the best performing S&P 500 sector), consumer staples (+9.7%) and health care (+6.7%). The energy sector (+7.6%) was also relatively strong, as oil enjoyed a 45% run-up from October 2010 through April 2011 (supported by supply constraints stemming from the Middle East instability), although the commodity fell in the second half of the period due to global economic slowdown fears. Due in part to the rout in financials sector stocks, the growth style of investing outperformed value — contributing to the Fund’s underperformance given its relative value discipline of purchasing stocks at discounts to their historical valuations, the market or their intrinsic values.

Q.	What were the primary drivers of the Fund’s performance?

A.

The high day-to-day volatility and high stock correlations were a challenge for our bottom-up, fundamentally-driven approach. Stock returns appeared to be driven more by their inclusion in certain groups, but not by the specific fundamentals of the

(unaudited)

companies. The key driver of underperformance was the Fund’s overweight position in financials, which were impacted — unfairly in our view — by the concerns about European banks. Within the sector we placed a relative emphasis on insurance stocks — which we believed to be relatively immune to credit and regulatory concerns. We also had diversified our financial holdings in trust banks, universal banks and asset managers. Despite this diversification, PartnerRe (-33%), Bank of New York Mellon (-28% and reduced during the period), JP Morgan Chase (-19%) and Invesco (-25%) all underperformed the market. In addition, our relative value discipline caused the Fund to be underweight select consumer and technology mega-caps like Apple, Coca-Cola, Amazon.Com and McDonald’s. These relatively pricey investments were strong outperformers and thus not holding them detracted from portfolio performance. In a risk-averse environment, investors sold the most market-sensitive energy exploration and production companies aggressively, while the largest dividend-paying companies outperformed. Thus, the Fund’s holdings in Anadarko (-23%), and Apache (-18%) weighed on returns, and underweighting Exxon Mobil (+20%) also hurt performance. Within health care, HCA (-35%) pulled back but we added to the Fund’s position on weakness given our positive investment thesis for long-term cash flow growth. The Fund’s modest underweight in Johnson & Johnson (+7%), a high quality pharmaceutical that held up well, also detracted from returns.

In terms of positive performance drivers, the Fund benefited most from strong stock selection in the lagging industrials sector, and an overweight in energy. In industrials, we participated in the initial public offering (IPO) of Nielsen Holdings (+3%) and it was a key contributor, driven by improving fundamentals in media, as well as a market-leading position in media information and analytics. We continued to hold Nielsen at the end of the period. In the energy sector the Fund benefited from significant rallies in El Paso (+41% as it accelerated plans to spin off its oil exploration & production unit), Marathon Oil (+60% as it split off its refining business) and Chevron (+18%). The Fund also benefited from investments in several of its high-quality large cap companies, including IBM (+33%), Kraft (+13%) and Dominion Resources (+21%).

Q.	Were there any significant changes in the Fund during the period?

A.	In the current U.S. stock market, we believe the more attractive valuations have been found in many large, high-quality companies with global franchises. Our team continued to find attractive opportunities across all economic sectors, and we have continued to apply our relative value discipline on a stock-by-stock basis, investing in attractive companies with strong free cash flow, experienced management, and balance sheet strength. At September 30th, the Fund’s largest absolute and relative weightings were in financials and health care, and its largest underweights in consumer discretionary and industrials.

We increased our health care sector holdings, with new positions in Baxter International and PerkinElmer, and added to existing holdings in Gilead, Pfizer and HCA. Our rationale was attractive valuations and strong free cash flow, given stock performance over the last twelve months. We also increased our exposure to technology during the fiscal year, reducing the Fund’s underweight; and we decreased its exposure to the consumer staples sector focusing holdings in companies like Molson Coors, Conagra Foods and CVS Caremark, all of which we believe have attractive relative valuations compared with their 10-year historical averages. We also underweighted the Fund’s holdings in the energy sector, eliminating Devon and Marathon Oil, and trimmed positions in Exxon Mobil, Apache, Halliburton and Suncor, among others. We used some of these energy proceeds to fund purchases in utilities, including Public Service Enterprise Group, First Energy, AES and Calpine. We continued to favor beneficiaries of an improving supply/demand environment for electric power.

The Fund maintained an overweight in financials, given our belief that the sell-off in financials was overdone, being based more on fears about European bank contagion than specific fundamentals of individual companies. However, we narrowed our list of holdings, eliminating Bank of New York Mellon, Morgan Stanley, Principal Financial Group and US Bancorp, and sold down positions including Wells Fargo, a regional bank, and Citigroup. We built positions in the insurance industry — initiating positions in Chubb, Hartford Financial and RenaissanceRe, and added to holdings in Ace and Hartford Financial Services due to their relative lack of exposure to regulatory uncertainties. We also believe these companies could benefit from increased pricing power and improved returns on equity.

U.S. Large-Cap Core Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

April 01, 2011 - September 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	827.98	1.79
Service Class	1,000.00	827.16	2.93
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,022.85	1.98
Service Class	1,000.00	1,021.63	3.24

*	Expenses are equal to the Fund’s annualized expense ratio of 0.39% for Investment Class shares and 0.64% for Service Class shares (for the period April 01, 2011 - September 30, 2011), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2011 were as follows: (17.20)% for Investment Class shares, and (17.28)% for Service Class shares. Past performance does not guarantee future results.

U.S. Large-Cap Core Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities of large-cap U.S. companies, such as common and preferred stocks. The Fund invests primarily in U.S. large-cap companies (meaning companies with a market capitalization of $8 billion or more) that the portfolio managers believe are undervalued by the market but have solid growth prospects.

Morningstar Performance Comparison

Large Blend Peer Group

Based on average annual returns for periods ended September 30, 2011

	One Year	Five Year	Ten Year
Number of Funds in peer group	1,881	1,408	832
Peer group average annual total return	-1.95%	-1.83%	2.19%

Top Ten Largest Holdings as of September 30, 2011

as a % of Fair Value (b)(c)

International Business Machines Corp.	3.16%
Microsoft Corp.	3.15%
Cisco Systems Inc.	2.80%
Pfizer Inc.	2.80%
Chevron Corp.	2.76%
Kraft Foods Inc.	2.66%
PepsiCo Inc.	2.57%
Time Warner Inc.	2.41%
Apple Inc.	2.29%
ACE Ltd.	2.28%

Sector Allocation as of September 30, 2011

Portfolio Composition as a % of the Fair Value of $162,478 (in thousands) as of September 30, 2011 (b)(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2011

Investment Class Shares (Inception date: 2/2/00)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
U.S. Large-Cap Core Equity Fund	-2.32%	-0.05%	3.56%	$14,191
S&P 500 Index	1.14%	-1.18%	2.82%	$13,205

Service Class Shares

Average Annual Total Return for the Periods Ended September 30, 2011

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
U.S. Large-Cap Core Equity Fund	-2.54%	-0.28%	1.69%	$11,059
S&P 500 Index	1.14%	-1.18%	0.72%	$10,441

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value Basis is inclusive of short-term investment in the GE Institutional Money Market Fund.

*	Less than 0.05%

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

U.S. Large-Cap Core Equity Fund

Schedule of Investments	September 30, 2011

U.S. Large-Cap Core Equity Fund

	Number of Shares	Fair Value

Common Stock — 94.3%†

Advertising — 1.8%

Omnicom Group Inc.	78,248	$2,882,656

Aerospace & Defense — 2.3%

Honeywell International Inc.	66,922	2,938,545
Rockwell Collins Inc.	15,444	814,825
		3,753,370

Agricultural Products — 0.9%

Archer-Daniels-Midland Co.	61,774	1,532,613

Air Freight & Logistics — 1.2%

FedEx Corp.	18,532	1,254,246
United Parcel Service Inc.	10,296	650,192
		1,904,438

Asset Management & Custody Banks — 2.9%

Ameriprise Financial Inc.	48,391	1,904,670
Invesco Ltd.	66,923	1,037,976
State Street Corp.	56,627	1,821,124	(e)
		4,763,770

Biotechnology — 2.9%

Amgen Inc.	30,887	1,697,241	(h)
Gilead Sciences Inc.	76,189	2,956,133	(a)
		4,653,374

Brewers — 0.7%

Molson Coors Brewing Co.	30,696	1,215,869

Coal & Consumable Fuels — 0.2%

Peabody Energy Corp.	10,294	348,761

Communications Equipment — 2.8%

Cisco Systems Inc.	293,921	4,552,836	(h)

Computer Hardware — 2.7%

Apple Inc.	9,781	3,728,322	(a)
Hewlett-Packard Co.	30,693	689,058
		4,417,380

Construction & Farm Machinery & Heavy Trucks — 0.5%

Deere & Co.	13,394	864,851

Consumer Finance — 1.6%

American Express Co.	43,757	1,964,689
Discover Financial Services	25,740	590,476
		2,555,165

	Number of Shares	Fair Value

Data Processing & Outsourced Services — 1.1%

The Western Union Co.	113,237	$1,731,394

Department Stores — 0.8%

Macy’s Inc.	46,845	1,232,960

Diversified Financial Services — 4.2%

Bank of America Corp.	185,324	1,134,183
Citigroup Inc.	12,353	316,484
Comerica Inc.	10,757	247,088
JPMorgan Chase & Co.	109,650	3,302,658
Wells Fargo & Co.	72,069	1,738,304
		6,738,717

Diversified Metals & Mining — 0.6%

Freeport-McMoRan Copper & Gold Inc.	29,857	909,146

Drug Retail — 1.0%

CVS Caremark Corp.	48,558	1,630,578

Electric Utilities — 2.0%

FirstEnergy Corp.	26,255	1,179,112
NextEra Energy Inc.	38,610	2,085,712
		3,264,824

Electrical Components & Equipment — 0.5%

Cooper Industries PLC	18,018	830,990

Electronic Components — 0.1%

Corning Inc.	18,016	222,678

Fertilizers & Agricultural Chemicals — 0.3%

Potash Corporation of Saskatchewan Inc.	12,355	533,983

General Merchandise Stores — 1.5%

Target Corp.	48,904	2,398,252

Healthcare Distributors — 0.3%

Cardinal Health Inc.	10,810	452,723

Healthcare Equipment — 2.9%

Baxter International Inc.	20,592	1,156,035
Covidien PLC	81,286	3,584,713
		4,740,748

Healthcare Facilities — 0.5%

HCA Holdings Inc.	38,096	768,015	(a)

Healthcare Services — 0.7%

Omnicare Inc.	46,330	1,178,172

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Home Improvement Retail — 0.4%

Lowe’s Companies Inc.	31,756	$614,161

Household Products — 2.0%

Clorox Co.	12,869	853,601
The Procter & Gamble Co.	37,579	2,374,241
		3,227,842

Independent Power Producers & Energy Traders — 1.7%

Calpine Corp.	81,337	1,145,225	(a)
The AES Corp.	159,586	1,557,559	(a)
		2,702,784

Industrial Conglomerates — 0.4%

Siemens AG ADR	7,670	688,689

Industrial Machinery — 0.1%

Eaton Corp.	4,083	144,947

Integrated Oil & Gas — 5.0%

Chevron Corp.	48,389	4,476,950
Exxon Mobil Corp.	28,313	2,056,373	(h)
Hess Corp.	7,722	405,096
Occidental Petroleum Corp.	13,127	938,581
Suncor Energy Inc.	11,325	288,108
		8,165,108

Integrated Telecommunication Services — 3.0%

AT&T Inc.	90,088	2,569,310
Verizon Communications Inc.	61,774	2,273,283
		4,842,593

IT Consulting & Other Services — 3.2%

International Business Machines Corp.	29,343	5,135,905	(h)

Life & Health Insurance — 1.8%

MetLife Inc.	35,466	993,403
Prudential Financial Inc.	41,183	1,929,835
		2,923,238

Life Sciences Tools & Services — 1.0%

PerkinElmer Inc.	23,442	450,321
Thermo Fisher Scientific Inc.	23,165	1,173,076	(a)
		1,623,397

Movies & Entertainment — 3.4%

News Corp.	20,588	318,496
The Walt Disney Co.	43,757	1,319,711
Time Warner Inc.	130,876	3,922,354
		5,560,561

	Number of Shares	Fair Value

Multi-Line Insurance — 0.4%

Hartford Financial Services Group Inc.	39,125	$631,478

Multi-Utilities — 1.8%

Dominion Resources Inc.	49,420	2,509,053
Public Service Enterprise Group Inc.	14,414	480,995
		2,990,048

Oil & Gas Equipment & Services — 0.9%

Halliburton Co.	10,295	314,203
National Oilwell Varco Inc.	8,752	448,277
Schlumberger Ltd.	12,355	737,964
		1,500,444

Oil & Gas Exploration & Production — 2.7%

Anadarko Petroleum Corp.	32,432	2,044,838
Apache Corp.	17,857	1,432,846
Southwestern Energy Co.	25,740	857,914	(a)
		4,335,598

Oil & Gas Refining & Marketing — 0.4%

Marathon Petroleum Corp.	26,769	724,369

Oil & Gas Storage & Transportation — 1.6%

El Paso Corp.	102,957	1,799,688
Spectra Energy Corp.	30,372	745,025
		2,544,713

Packaged Foods & Meats — 3.9%

ConAgra Foods Inc.	60,745	1,471,244
Kraft Foods Inc.	128,697	4,321,645
Nestle S.A. ADR	10,296	567,310
		6,360,199

Pharmaceuticals — 6.8%

Bristol-Myers Squibb Co.	56,627	1,776,955
Hospira Inc.	14,006	518,222	(a)
Johnson & Johnson	35,004	2,230,105
Novartis AG ADR	34,489	1,923,452
Pfizer Inc.	257,397	4,550,779
		10,999,513

Property & Casualty Insurance — 3.4%

ACE Ltd.	61,259	3,712,295
Chubb Corp.	30,888	1,852,971
		5,565,266

Reinsurance — 1.2%

PartnerRe Ltd.	23,171	1,211,148
RenaissanceRe Holdings Ltd.	12,354	788,185
		1,999,333

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Research & Consulting Services — 0.5%

Nielsen Holdings N.V.	30,887	$805,533	(a)

Semiconductors — 2.7%

Altera Corp.	22,325	703,907
Intel Corp.	61,772	1,317,597
Microchip Technology Inc.	25,740	800,771
Texas Instruments Inc.	61,393	1,636,124
		4,458,399

Soft Drinks — 2.6%

PepsiCo Inc.	67,437	4,174,350

Specialty Chemicals — 0.2%

Celanese Corp.	7,722	251,197

Steel — 0.8%

Allegheny Technologies Inc.	35,005	1,294,835

Systems Software — 5.4%

Microsoft Corp.	205,915	5,125,224	(h)
Oracle Corp.	127,248	3,657,108	(h)
		8,782,332

Total Common Stock (Cost $159,390,204)		153,125,095

Exchange Traded Funds — 1.7%
Financial Select Sector SPDR Fund	41,327	488,898	(n)
Industrial Select Sector SPDR Fund	75,262	2,198,403	(h,n)

Total Exchange Traded Funds (Cost $2,927,644)		2,687,301

Other Investments — 0.0%*
GEI Investment Fund (Cost $17,852)		17,317	(k)

Total Investments in Securities (Cost $162,335,700)		155,829,713

	Fair Value
Short-Term Investments — 4.1%
GE Institutional Money Market Fund Investment Class 0.09% (Cost $6,648,357)	6,648,357	(d,k)

Total Investments (Cost $168,984,057)	162,478,070

Liabilities in Excess of Other Assets, net — (0.1)%	(153,466)

NET ASSETS — 100.0%	$162,324,604

Other Information

The Fund had the following long futures contracts open at September 30, 2011:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
S&P 500 E Mini Index Futures	December 2011	66	$3,715,800	$(217,468)

See Notes to Schedules of Investments and Notes to Financial Statements.

Premier Growth Equity Fund	(unaudited)

David B. Carlson Chief Investment Officer – U.S. Equities

The Premier Growth Equity Fund is managed by David B. Carlson. See portfolio managers’ biographical information beginning on page 160.

Q.	How did the GE Institutional Premier Growth Equity Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2011?

A.	For the twelve-month period ended September 30, 2011, the GE Institutional Premier Growth Equity Fund returned 0.64% for the Investment Class shares and 0.38% for the Service Class shares. The Fund’s benchmarks, the S&P 500 Index and the Russell 1000 Growth Index returned 1.14% and 3.78%, respectively, and the Fund’s Morningstar peer group of 1,667 US Large Growth funds returned an average of -0.54% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Macro events created an extremely volatile market environment for U.S. equities. S&P 500 stocks advanced over 18% from the beginning of the period through February, 2011, bolstered by the Federal Reserve’s QE2 program and Republican gains in the Congressional elections, as both increased investor confidence in a more business-friendly Washington. However, many investors were soon whipsawed by Middle Eastern political unrest, and the devastating Japanese earthquake and tsunami, which sent oil prices higher and stocks lower. The Greek sovereign debt crisis and fears of contagion to the peripheral Euro nations shook confidence further in the second half of the year. Furthermore, when Washington’s contentious debt ceiling debate culminated with S&P’s U.S. debt rating downgrade, the market severely pulled back in August, erasing most of the year’s early gains. In the third quarter of 2011, in particular, debate around whether there would be a double-dip recession intensified, bolstered by weak economic indicators and signs of slowing growth in the emerging markets.
Amid the macro uncertainties, correlations (i.e., the degree to which individual securities traded in relation to the overall market) spiked, and investors seemed to ignore fundamentals — creating a very difficult stock-picking environment for active managers. In the persistently low interest rate environment, as fears increased around the solvency of the European banking system, the financial sector (down close to 17% in the S&P 500) swooned during the 12 month period. In the growth scare, the materials (-6.7%) and industrials (-4.5%) sectors also underperformed. Many investors attempted to shed risk and seek the relative safety of higher-yielding areas of the equity market, including utilities (+12% and the best performing S&P 500 sector), consumer staples (+9.7%) and health care (+6.4%). The energy sector (+7.6%) was also relatively strong, as oil enjoyed a 45% run-up from October through April (supported by supply constraints stemming from the Middle East unrest), although the commodity fell in the second half of the period due to global economic slowdown fears. Due in part to the rout in financials sector stocks, the growth style of investing outperformed value.

Q.	What stocks and sectors significantly affected the Fund’s performance?

A.

The Fund benefited primarily from positive stock selections in the materials, information technology, consumer discretionary and industrials sectors. As commodity-price volatility pressured the materials sector, the Fund benefited from avoiding the most cyclical metals and mining stocks, and the Fund’s position in Monsanto (+27.5%) also bolstered returns. In technology, Apple (+34%) delivered exceptional results, reflecting strong momentum behind the iPhone, iPad, and Mac. Visa (+16%) also rallied as a regulatory overhang cleared regarding interchange fees. Ebay (+21%) was another strong contributor to performance in the technology sector. We continued to find technology stocks

Premier Growth Equity Fund	(unaudited)

attractively valued in general, with many trading at or below market multiples despite strong growth potential. Our media holdings in cable and satellite distribution also outperformed driven by strength in Liberty Global (+13%). Specialty retailer, Bed Bath and Beyond (+32%) outperformed as it profited from market share gains and improving margins.

On the other hand, despite the Fund’s positive overweight in health care, underweighting pharmaceutical stocks, as defensive industries outperformed, detracted from returns. We have found that drug companies generally lack the double-digit earnings growth profile the Premier Growth strategy seeks. Our focus on companies we believed to be relatively immune to health care regulatory noise didn’t help in this environment. For example, pharmacy benefits manager Express Scripts (-24% as its Walgreen’s relationship deteriorated) underperformed. Although Goldman Sachs (-34%) and State Street (-13%) came under pressure, fortunately the Fund’s financials underweight versus the S&P 500 counteracted their negative effects. The Fund’s technology holdings benefited performance, but lags in Western Union (-12%) and Cisco (-30%), versus energy exploration and production companies weighed on results.

Q.	Were there any significant changes in the Fund during the period?

A.	Information technology remained the Fund’s largest absolute sector weighting at September 30th, followed by consumer discretionary, health care and financials. Utilities, telecommunications and industrials were among the Fund’s smallest sector weightings. We have continued to maintain a pro-cyclical positioning as we wait for a recovery to take hold — and we remained consistent with that longer term view even in the context of macro driven market jitters. We remain constructive on U.S. equities for the year ahead, given the current double-digit earnings growth outlook and attractive valuations for U.S. stocks in general. In our view, equity valuations are compressed for many of our holdings — especially in technology as noted above. We believe equity investors could increasingly differentiate between the Fund’s quality growth companies and lower-quality alternatives. We believe the portfolio is well positioned to navigate the slow growth recovery.

Premier Growth Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over

the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

April 01, 2011 - September 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	859.12	1.77
Service Class	1,000.00	858.06	2.93
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,022.90	1.93
Service Class	1,000.00	1,021.68	3.19

*	Expenses are equal to the Fund’s annualized expense ratio of 0.38% for Investment Class shares and 0.63% for Service Class shares (for the period April 01, 2011 - September 30, 2011), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2011 were as follows: (14.09)% for Investment Class shares, and (14.19)% for Service Class shares. Past performance does not guarantee future results.

Premier Growth Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large- and medium-sized companies (meaning companies with a market capitalization of $1 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.

Morningstar Performance Comparison

Large Growth Peer Group

Based on average annual returns for periods ended September 30, 2011

	One Year	Five Year	Ten Year
Number of Funds in peer group	1,667	1,258	789
Peer group average annual total return	-0.54%	-0.36%	2.04%

Top Ten Largest Holdings as of September 30, 2011

as a % of Fair Value (b)(c)

Apple Inc.	5.55%
Qualcomm Inc.	4.95%
Visa Inc.	4.92%
CME Group Inc.	4.01%
PepsiCo Inc.	3.97%
DIRECTV	3.96%
American Tower Corp.	3.91%
Schlumberger Ltd.	3.87%
The Western Union Co.	3.77%
Covidien PLC	3.75%

Sector Allocation as of September 30, 2011

Portfolio Composition as a % of the Fair Value of $223,038 (in thousands) as of September 30, 2011 (b)(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2011

Investment Class Shares (Inception date: 10/29/99)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Premier Growth Equity Fund	0.64%	0.35%	3.05%	$13,503
S&P 500 Index	1.14%	-1.18%	2.82%	$13,205
Russell 1000 Growth	3.78%	1.62%	3.01%	$13,458

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2011

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Premier Growth Equity Fund	0.38%	-0.01%	2.74%	$13,104
S&P 500 Index	1.14%	-1.18%	2.82%	$13,205
Russell 1000 Growth	3.78%	1.62%	3.01%	$13,458

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of short-term investment in the GE Institutional Money Market Fund.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Premier Growth Equity Fund

Schedule of Investments	September 30, 2011

Premier Growth Equity Fund

	Number of Shares	Fair Value

Common Stock — 96.9%†

Air Freight & Logistics — 1.2%

United Parcel Service Inc.	41,221	$2,603,106

Application Software — 1.3%

Intuit Inc.	60,459	2,868,175	(a)

Asset Management & Custody Banks — 2.3%

State Street Corp.	158,292	5,090,671	(e)

Biotechnology — 5.8%

Amgen Inc.	151,147	8,305,527
Gilead Sciences Inc.	118,170	4,584,996	(a)
		12,890,523

Broadcasting — 2.6%

Discovery Communications Inc. (Class C)	162,140	5,699,221	(a)

Cable & Satellite — 7.5%

DIRECTV	208,858	8,824,251	(a)
Liberty Global Inc.	228,095	7,894,368	(a)
		16,718,619

Communications Equipment — 6.3%

Cisco Systems Inc.	197,866	3,064,944	(h)
Qualcomm Inc.	226,995	11,038,767
		14,103,711

Computer Hardware — 5.5%

Apple Inc.	32,460	12,373,103	(a)

Data Processing & Outsourced Services — 11.4%

Paychex Inc.	225,345	5,942,348
The Western Union Co.	549,626	8,403,781
Visa Inc.	128,063	10,977,560
		25,323,689

Fertilizers & Agricultural Chemicals — 2.7%

Monsanto Co.	101,680	6,104,867

Healthcare Equipment — 3.7%

Covidien PLC	189,595	8,361,140

Healthcare Services — 4.8%

Express Scripts Inc.	211,605	7,844,197	(a)
Lincare Holdings Inc.	123,665	2,782,463
		10,626,660

	Number of Shares	Fair Value

Home Furnishing Retail — 2.6%

Bed Bath & Beyond Inc.	101,132	$5,795,875	(a,h)

Home Improvement Retail — 2.3%

Lowe’s Companies Inc.	261,072	5,049,132

Hotels, Resorts & Cruise Lines — 1.9%

Carnival Corp.	140,155	4,246,697

Industrial Machinery — 2.7%

Dover Corp.	127,513	5,942,106

Internet Retail — 1.7%

Amazon.com Inc.	17,038	3,684,127	(a)

Internet Software & Services — 6.8%

Baidu Inc. ADR	64,880	6,936,321	(a)
eBay Inc.	280,309	8,266,312	(a)
		15,202,633

Investment Banking & Brokerage — 2.2%

The Goldman Sachs Group Inc.	52,214	4,936,834

Oil & Gas Equipment & Services — 5.6%

Halliburton Co.	129,161	3,941,994
Schlumberger Ltd.	144,551	8,634,031
		12,576,025

Real Estate Services — 1.0%

CBRE Group Inc. (REIT)	159,392	2,145,416	(a)

Soft Drinks — 3.9%

PepsiCo Inc.	142,903	8,845,696

Specialized Finance — 4.0%

CME Group Inc.	36,276	8,938,406

Specialty Stores — 1.0%

Dick’s Sporting Goods Inc.	68,703	2,298,802	(a)

Systems Software — 2.2%

Microsoft Corp.	195,117	4,856,462

Wireless Telecommunication Services — 3.9%

American Tower Corp.	162,140	8,723,132	(a)

Total Common Stock (Cost $208,757,922)		216,004,828

See Notes to Schedules of Investments and Notes to Financial Statements.

Premier Growth Equity Fund

Schedule of Investments	September 30, 2011

	Fair Value

Other Investments — 0.0%*
GEI Investment Fund (Cost $128,039)	$124,198	(k)

Total Investments in Securities (Cost $208,885,961)	216,129,026

Short-Term Investments — 3.1%
GE Institutional Money Market Fund Investment Class 0.09% (Cost $6,909,202)	6,909,202	(d,k)

Total Investments (Cost $215,795,163)	223,038,228

Liabilities in Excess of Other Assets, net — (0.0)%*	(73,415)

NET ASSETS — 100.0%	$222,964,813

Other Information

The Fund had the following long futures contracts open at September 30, 2011:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
S&P 500 Emini Index Futures	December 2011	25	$1,407,500	$(59,023)

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund	(unaudited)

David Wiederecht

President and Chief Investment Officer – Investment Strategies

The Small-Cap Equity Fund is managed by David Wiederecht, who is vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Mr. Wiederecht has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Champlain Investment Partners, LLC; GlobeFlex Capital, LP; Kennedy Capital Management, Inc.; Palisade Capital Management L.L.C., and SouthernSun Asset Management, LLC. See portfolio managers’ biographical information beginning on page 160.

Q.	How did the GE Institutional Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?

A.	For the twelve-month period ended September 30, 2011, the GE Institutional Small-Cap Equity Fund returned 3.53% for the Investment Class shares and 3.31% for the Service Class shares. The Fund’s benchmark, the Russell 2000 Index returned -3.53% and the Fund’s Morningstar peer group of 659 US Small Blend funds returned an average of -3.76% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The Fund’s performance has been impacted by the high degree of volatility that has taken place in the markets over the last twelve months. From the fourth quarter of 2010 through the second quarter of 2011 equity markets enjoyed gains due to positive economic data and healthy corporate earnings as economies slowly healed from the prior recession. However, during the third quarter of 2011 several events occurred that shook investor confidence and the market’s plunge erased gains from the previous three quarters. First, amidst the debate over raising the U.S. debt ceiling, S&P cut the U.S.’s AAA long term debt rating one level to AA+. Second, the sovereign debt crisis in the Eurozone continued to escalate and the agreement of a €109 billion financial aid package for Greece by all seventeen EU countries appeared insufficient to stem fears of default, which increased stress in the banking system and even talk of EU succession. Finally, in September, the U.S. Federal Reserve announced that they would buy $400 billion of bonds with maturities six to thirty years out in its latest move to support the markets, but its statement about “significant downside risks” to the economy contributed to investor trepidation.

Q.	What stocks and sectors significantly affected the Fund’s performance?

A.	The Fund benefited from strong security selection in nine out of ten sectors. Security selection was strongest in the consumer discretionary, IT and industrial sectors while utilities was the only sector that detracted from performance due to the fact that the Fund was underweight and utility stocks performed well during the period. The top performing stocks in the Fund included Deckers Outdoor (footwear), SM Energy (oil & gas exploration) and Tractor Supply (specialty retail). Underperforming stocks that were held by the Fund that had the greatest negative impact included James River Coal (energy), Aeropostale (apparel retail) and MedAssets (health care technology).

Q.	Were there any significant changes in the Fund during the period?

A.	There was not a significant change in the Fund’s sector allocation during the period. The biggest change was that the Fund increased its financial sector holdings by approximately 1.6%, but the Fund still remained underweight at the end of the period. As of September 30, 2011 the Fund’s largest sector underweights were in the financial, utilities and IT sectors while the largest sector overweights were in the industrials, consumer staples, healthcare and materials sectors.

Small-Cap Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

April 01, 2011 - September 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	809.05	4.04
Service Class	1,000.00	808.76	5.12
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,020.40	4.51
Service Class	1,000.00	1,019.22	5.72

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89% for Investment Class shares and 1.13% for Service Class shares, (for the period April 01, 2011 - September 30, 2011), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2011 were as follows: (19.09)% for Investment Class shares, and (19.12)% for Service Class shares. Past performance does not guarantee future results.

Small-Cap Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multiple sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund to benefit from both value and growth cycles in the marketplace.

Morningstar Performance Comparison

Small Blend Peer Group

Based on average annual returns for periods ended September 30, 2011

	One Year	Five Year	Ten Year
Number of Funds in peer group	659	494	290
Peer group average annual total return	-3.76%	-1.44%	5.89%

Top Ten Largest Holdings as of September 30, 2011

as a % of Fair Value (b)(c)

Sensient Technologies Corp.	1.29%
Bio-Reference Laboratories Inc.	1.21%
LKQ Corp.	0.94%
John Wiley & Sons Inc.	0.92%
Smithfield Foods Inc.	0.90%
Genesee & Wyoming Inc.	0.90%
MICROS Systems Inc.	0.86%
Deckers Outdoor Corp.	0.86%
HCC Insurance Holdings Inc.	0.82%
Darling International Inc.	0.82%

Sector Allocation as of September 30, 2011

Portfolio Composition as a % of the Fair Value of $761,471 (in thousands) as of September 30, 2011 (b)(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2011

Investment Class Shares (Inception date: 8/3/98)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Small-Cap Equity Fund	3.53%	0.57%	5.35%	$16,841
Russell 2000 Index	-3.53%	-1.02%	6.13%	$18,127

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2011

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
Small-Cap Equity Fund	3.31%	0.34%	1.40%	$10,872
Russell 2000 Index	-3.53%	-1.02%	0.72%	$10,441

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value Basis is inclusive of short-term investments in the GE Institutional Money Market Fund.

*	Less than 0.05%

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance, The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2011

Small-Cap Equity Fund

	Number of Shares	Fair Value

Common Stock - 96.0%†

Advertising — 0.8%

Arbitron Inc.	173,600	$5,742,688

Aerospace & Defense — 1.5%

Esterline Technologies Corp.	62,240	3,226,521	(a)
Hexcel Corp.	21,100	467,576	(a)
Moog Inc.	18,514	603,927	(a)
Teledyne Technologies Inc.	121,200	5,921,832	(a)
Triumph Group Inc.	17,777	866,451
		11,086,307

Agricultural Products — 0.9%

Darling International Inc.	493,800	6,216,942	(a)
Fresh Del Monte Produce Inc.	25,366	588,491
		6,805,433

Air Freight & Logistics — 0.4%

HUB Group Inc.	53,000	1,498,310	(a)
UTi Worldwide Inc.	111,000	1,447,440
		2,945,750

Alternative Carriers — 0.0%*

Vonage Holdings Corp.	125,100	325,260	(a)

Apparel Retail — 1.2%

Aeropostale Inc.	197,707	2,137,213	(a)
American Eagle Outfitters Inc.	106,700	1,250,524
ANN Inc.	15,800	360,872	(a)
Brown Shoe Company Inc.	17,114	121,852
Express Inc.	20,400	413,916
Genesco Inc.	17,146	883,533	(a)
The Buckle Inc.	83,900	3,226,794
The Men’s Wearhouse Inc.	16,500	430,320
		8,825,024

Apparel, Accessories & Luxury Goods — 1.1%

Columbia Sportswear Co.	104,148	4,832,467
Maidenform Brands Inc.	149,300	3,495,113	(a)
True Religion Apparel Inc.	12,400	334,304	(a)
		8,661,884

Application Software — 5.6%

ACI Worldwide Inc.	95,500	2,630,070	(a)
Actuate Corp.	68,700	379,224	(a)
Blackbaud Inc.	215,400	4,796,958
Blackboard Inc.	115,000	5,135,900	(a)
Bottomline Technologies Inc.	149,600	3,012,944	(a)
Concur Technologies Inc.	107,000	3,982,540	(a)

	Number of Shares	Fair Value

Ebix Inc.	78,900	$1,159,830	(a)
Manhattan Associates Inc.	13,700	453,196	(a)
Monotype Imaging Holdings Inc.	35,800	434,254	(a)
NICE Systems Ltd. ADR	85,500	2,594,925	(a)
Parametric Technology Corp.	259,700	3,994,186	(a)
QLIK Technologies Inc.	106,500	2,306,790	(a)
Quest Software Inc.	64,001	1,016,336	(a)
SolarWinds Inc.	207,700	4,573,554	(a)
SS&C Technologies Holdings Inc.	238,705	3,411,094	(a)
Tyler Technologies Inc.	15,800	399,424	(a)
Ultimate Software Group Inc.	53,500	2,499,520	(a)
		42,780,745

Asset Management & Custody Banks — 0.9%

Affiliated Managers Group Inc.	61,300	4,784,465	(a)
Financial Engines Inc.	93,500	1,693,285	(a)
Pzena Investment Management Inc.	60,200	197,456
		6,675,206

Auto Parts & Equipment — 0.4%

Dana Holding Corp.	115,130	1,208,865	(a)
Dorman Products Inc.	6,485	214,524	(a)
Federal-Mogul Corp.	16,950	250,013	(a)
Modine Manufacturing Co.	60,210	545,503	(a)
Spartan Motors Inc.	34,464	142,336
Stoneridge Inc.	56,574	295,316	(a)
Tenneco Inc.	7,750	198,477	(a)
		2,855,034

Automobile Manufacturers — 0.5%

Thor Industries Inc.	152,600	3,380,090

Automotive Retail — 0.1%

America’s Car-Mart Inc.	13,138	381,265	(a)

Biotechnology — 1.1%

Alkermes PLC	24,100	367,766	(a)
Amylin Pharmaceuticals Inc.	33,600	310,128	(a)
AVEO Pharmaceuticals Inc.	30,800	474,012	(a)
Cubist Pharmaceuticals Inc.	48,700	1,720,084	(a)
Genomic Health Inc.	93,500	2,055,130	(a)
Myriad Genetics Inc.	160,500	3,007,770	(a)
PDL BioPharma Inc.	44,836	248,840
Sciclone Pharmaceuticals Inc.	104,300	397,383	(a)
		8,581,113

Building Products — 0.2%

AAON Inc.	24,340	383,355
Apogee Enterprises Inc.	34,465	296,054
Simpson Manufacturing Company Inc.	16,900	421,317
Universal Forest Products Inc.	30,604	736,026
		1,836,752

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Casinos & Gaming — 0.1%

Ameristar Casinos Inc.	21,100	$338,655

Coal & Consumable Fuels — 0.2%

James River Coal Co.	282,400	1,798,888	(a)

Commercial Printing — 0.1%
Consolidated Graphics Inc.	10,620	387,949	(a)
Multi-Color Corp.	26,300	594,117
		982,066

Commodity Chemicals — 0.6%

Koppers Holdings Inc.	171,875	4,401,719

Communications Equipment — 0.2%

Arris Group Inc.	70,682	728,025	(a)
Netgear Inc.	21,170	548,091	(a)
		1,276,116

Construction & Engineering — 1.8%

Chicago Bridge & Iron Company N.V.	179,000	5,124,770
Primoris Services Corp.	44,300	463,378
Quanta Services Inc.	166,000	3,119,140	(a)
URS Corp.	176,400	5,232,024	(a)
		13,939,312

Construction & Farm Machinery & Heavy Trucks — 1.8%

AGCO Corp.	131,775	4,555,462	(a)
Astec Industries Inc.	40,069	1,173,220	(a)
Cascade Corp.	50,000	1,669,500
Greenbrier Companies Inc.	99,537	1,159,606	(a)
Sauer-Danfoss Inc.	9,200	265,880	(a)
Trinity Industries Inc.	236,275	5,058,648
		13,882,316

Consumer Electronics — 0.0%*

Harman International Industries Inc.	6,966	199,088

Consumer Finance — 0.1%

Ezcorp Inc.	15,950	455,213	(a)
Nelnet Inc.	20,850	391,563
		846,776

Data Processing & Outsourced Services — 2.7%

Broadridge Financial Solutions Inc.	264,375	5,324,513
Cardtronics Inc.	186,000	4,263,120	(a)
Global Cash Access Holdings Inc.	353,200	904,192	(a)
Heartland Payment Systems Inc.	18,600	366,792
Jack Henry & Associates Inc.	106,500	3,086,370
NeuStar Inc.	134,000	3,368,760	(a)
TeleTech Holdings Inc.	25,150	383,286	(a)
TNS Inc.	25,197	473,704	(a)

	Number of Shares	Fair Value

Wright Express Corp.	61,500	$2,339,460	(a)
		20,510,197

Distributors — 0.9%

LKQ Corp.	295,100	7,129,616	(a)

Diversified Chemicals — 0.4%

LSB Industries Inc.	13,400	384,178	(a)
Solutia Inc.	225,400	2,896,390	(a)
		3,280,568

Diversified Metals & Mining — 0.4%

Compass Minerals International Inc.	42,900	2,864,862
Globe Specialty Metals Inc.	19,900	288,948
		3,153,810

Diversified REITs — 0.1%

Colonial Properties Trust	9,633	174,935
Washington Real Estate Investment Trust	22,194	625,427
		800,362

Diversified Support Services — 1.1%

Copart Inc.	80,000	3,129,600	(a)
Healthcare Services Group Inc.	267,700	4,320,678
Unifirst Corp.	13,755	622,964
		8,073,242

Education Services — 0.9%

American Public Education Inc.	40,000	1,360,000	(a)
Capella Education Co.	42,500	1,206,150	(a)
K12 Inc.	93,500	2,380,510	(a)
Lincoln Educational Services Corp.	42,400	343,016
Strayer Education Inc.	16,000	1,226,720
		6,516,396

Electric Utilities — 0.9%

Allete Inc.	23,337	854,834
IDACORP Inc.	138,000	5,213,640
Westar Energy Inc.	27,918	737,594
		6,806,068

Electrical Components & Equipment — 1.5%

Belden Inc.	15,700	404,903
Brady Corp.	201,384	5,322,579
EnerSys	8,900	178,178	(a)
Franklin Electric Company Inc.	9,800	355,544
Generac Holdings Inc.	19,211	361,359	(a)
II-VI Inc.	23,776	416,080
LSI Industries Inc.	34,584	215,458
Regal-Beloit Corp.	16,337	741,373
Woodward Governor Co.	133,100	3,646,940
		11,642,414

Electronic Components — 0.0%*

Littelfuse Inc.	4,936	198,477

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Electronic Equipment & Instruments — 0.8%

Checkpoint Systems Inc.	15,500	$210,490	(a)
Daktronics Inc.	27,792	238,455
Elster Group SE ADR	110,000	1,644,500	(a)
FARO Technologies Inc.	57,200	1,804,660	(a)
National Instruments Corp.	85,000	1,943,100
Rofin-Sinar Technologies Inc.	28,627	549,638	(a)
		6,390,843

Electronic Manufacturing Services — 0.6%

Measurement Specialties Inc.	98,593	2,559,474	(a)
Methode Electronics Inc.	75,765	562,934
Multi-Fineline Electronix Inc.	47,549	948,127	(a)
Plexus Corp.	28,837	652,293	(a)
		4,722,828

Environmental & Facilities Services — 0.5%

ABM Industries Inc.	213,500	4,069,310

Food Distributors — 0.1%

Nash Finch Co.	5,205	140,171
Spartan Stores Inc.	60,900	942,732
		1,082,903

Food Retail — 0.7%

Ruddick Corp.	133,500	5,205,165

Footwear — 1.4%

Deckers Outdoor Corp.	69,900	6,518,874	(a)
K-Swiss Inc.	30,853	131,125	(a)
Wolverine World Wide Inc.	109,769	3,649,819
		10,299,818

Gas Utilities — 0.1%

South Jersey Industries Inc.	20,928	1,041,168

Healthcare Distributors — 0.7%

Owens & Minor Inc.	194,246	5,532,126

Healthcare Equipment — 3.3%

Arthrocare Corp.	17,600	506,352	(a)
Exactech Inc.	16,285	229,293	(a)
Gen-Probe Inc.	64,000	3,664,000	(a)
Hill-Rom Holdings Inc.	25,635	769,563
Integra LifeSciences Holdings Corp.	93,500	3,344,495	(a)
Masimo Corp.	106,500	2,305,725
NuVasive Inc.	159,500	2,722,665	(a)
SonoSite Inc.	80,000	2,427,200	(a)
Teleflex Inc.	59,000	3,172,430
Thoratec Corp.	113,300	3,698,112	(a)
Volcano Corp.	66,500	1,970,395	(a)
Zoll Medical Corp.	8,515	321,356	(a)
		25,131,586

	Number of Shares	Fair Value

Healthcare Facilities — 0.3%

The Ensign Group Inc.	17,873	$413,045
VCA Antech Inc.	134,500	2,149,310	(a)
		2,562,355

Healthcare Services — 2.7%

Bio-Reference Laboratories Inc.	501,000	9,223,410	(a)
Continucare Corp.	30,286	193,225	(a)
HMS Holdings Corp.	211,500	5,158,485	(a)
Mednax Inc.	91,300	5,719,032	(a)
		20,294,152

Healthcare Supplies — 0.8%

Atrion Corp.	950	197,021
Meridian Bioscience Inc.	6,700	105,458
Merit Medical Systems Inc.	63,838	838,831	(a)
West Pharmaceutical Services Inc.	133,700	4,960,270
		6,101,580

Healthcare Technology — 1.1%

athenahealth Inc.	7,200	428,760	(a)
Computer Programs & Systems Inc.	37,620	2,488,563
MedAssets Inc.	213,500	2,051,735	(a)
Medidata Solutions Inc.	93,500	1,537,140	(a)
Quality Systems Inc.	16,000	1,552,000
		8,058,198

Heavy Electrical Equipment — 0.1%

AZZ Inc.	9,300	360,561

Home Furnishing Retail — 0.6%

Aaron’s Inc.	175,514	4,431,728
Pier 1 Imports Inc.	46,550	455,259	(a)
		4,886,987

Home Furnishings — 0.0%*

Hooker Furniture Corp.	7,982	72,237

Household Products — 0.1%

Spectrum Brands Holdings Inc.	40,000	944,800	(a)

Housewares & Specialties — 1.2%

Jarden Corp.	217,000	6,132,420
Tupperware Brands Corp.	53,500	2,875,090
		9,007,510

Human Resource & Employment Services — 0.1%

GP Strategies Corp.	34,100	340,659	(a)
Insperity Inc.	19,200	427,200
Korn International	18,500	225,515	(a)
		993,374

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Hypermarkets & Super Centers — 0.1%

Pricesmart Inc.	11,300	$704,216

Industrial Conglomerates — 0.2%

Raven Industries Inc.	34,500	1,662,900

Industrial Machinery — 4.9%

Actuant Corp.	43,002	849,289
Briggs & Stratton Corp.	20,719	279,914
CIRCOR International Inc.	40,500	1,189,485
CLARCOR Inc.	133,000	5,503,540
Columbus McKinnon Corp.	33,407	366,141	(a)
EnPro Industries Inc.	66,500	1,973,720	(a)
Flowserve Corp.	39,900	2,952,600
Harsco Corp.	59,500	1,153,705
IDEX Corp.	125,300	3,904,348
LB Foster Co.	8,411	186,977
Lincoln Electric Holdings Inc.	21,348	619,305
Middleby Corp.	70,913	4,996,530	(a)
Mueller Industries Inc.	57,900	2,234,361
Nordson Corp.	104,925	4,169,719
Timken Co.	131,000	4,299,420
Trimas Corp.	143,200	2,126,520	(a)
Valmont Industries Inc.	7,367	574,184
		37,379,758

Industrial REITs — 0.1%

DuPont Fabros Technology Inc.	16,969	334,120
First Potomac Realty Trust	48,313	602,463
		936,583

Insurance Brokers — 0.6%

Arthur J Gallagher & Co.	80,500	2,117,150
Brown & Brown Inc.	134,500	2,394,100
		4,511,250

Internet Software & Services — 1.3%

Ancestry.com Inc.	12,400	291,400	(a)
comScore Inc.	160,000	2,699,200	(a)
Constant Contact Inc.	107,000	1,850,030	(a)
Dice Holdings Inc.	43,900	343,298	(a)
Infospace Inc.	54,700	457,292	(a)
J2 Global Communications Inc.	12,200	328,180
Liquidity Services Inc.	21,800	699,126	(a)
LogMeIn Inc.	66,500	2,208,465	(a)
Monster Worldwide Inc.	42,600	305,868	(a)
ValueClick Inc.	33,900	527,484	(a)
XO Group Inc.	43,800	357,846	(a)
		10,068,189

Investment Banking & Brokerage — 1.1%

BGC Partners Inc.	60,892	367,179
Evercore Partners Inc.	18,700	426,360
GFI Group Inc.	348,100	1,399,362
Piper Jaffray Companies	34,752	623,103	(a)
Raymond James Financial Inc.	176,500	4,581,940

	Number of Shares	Fair Value

Stifel Financial Corp.	22,242	$590,748	(a)
		7,988,692

IT Consulting & Other Services — 0.0%*

Unisys Corp.	9,900	155,331	(a)

Leisure Products — 0.7%

Brunswick Corp.	23,817	334,391
Polaris Industries Inc.	96,325	4,813,360
Sturm Ruger & Company Inc.	12,000	311,760
		5,459,511

Life & Health Insurance — 0.2%

American Equity Investment Life Holding Co.	35,045	306,644
Delphi Financial Group Inc.	41,716	897,728
		1,204,372

Life Sciences Tools & Services — 2.2%

Bio-Rad Laboratories Inc.	34,500	3,131,565	(a)
Bruker Corp.	383,659	5,190,906	(a)
ICON PLC ADR	161,200	2,592,096	(a)
Luminex Corp.	161,300	3,576,021	(a)
Techne Corp.	35,000	2,380,350
		16,870,938

Managed Healthcare — 1.5%

Centene Corp.	208,605	5,980,705	(a)
Healthspring Inc.	12,800	466,688	(a)
Metropolitan Health Networks Inc.	50,293	228,330	(a)
Molina Healthcare Inc.	261,247	4,033,654	(a)
WellCare Health Plans Inc.	11,400	432,972	(a)
		11,142,349

Metal & Glass Containers — 1.3%

AEP Industries Inc.	18,297	406,193	(a)
Aptargroup Inc.	107,000	4,779,690
Myers Industries Inc.	69,152	701,893
Silgan Holdings Inc.	106,500	3,912,810
		9,800,586

Multi-Line Insurance — 0.9%

HCC Insurance Holdings Inc.	230,900	6,245,845
Horace Mann Educators Corp.	40,373	460,656
		6,706,501

Multi-Utilities — 1.0%

Avista Corp.	44,379	1,058,439
Black Hills Corp.	22,671	694,639
OGE Energy Corp.	121,900	5,825,601
		7,578,679

Office Electronics — 0.4%

Zebra Technologies Corp.	85,600	2,648,464	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Office REITs — 1.9%

BioMed Realty Trust Inc.	324,257	$5,372,938
Coresite Realty Corp.	132,900	1,907,115
Digital Realty Trust Inc.	104,800	5,780,768
Highwoods Properties Inc.	16,900	477,594
Kilroy Realty Corp.	9,173	287,115
Lexington Realty Trust	52,989	346,548
		14,172,078

Office Services & Supplies — 0.2%

Herman Miller Inc.	50,200	896,572
Kimball International Inc.	22,885	111,221
Knoll Inc.	23,485	321,744
		1,329,537

Oil & Gas Drilling — 0.3%

Pioneer Drilling Co.	356,600	2,560,388	(a)

Oil & Gas Equipment & Services — 1.8%

Complete Production Services Inc.	16,100	303,485	(a)
Dawson Geophysical Co.	22,856	538,944	(a)
Dril-Quip Inc.	21,400	1,153,674	(a)
Hornbeck Offshore Services Inc.	9,950	247,855	(a)
Oil States International Inc.	112,900	5,748,868	(a)
Superior Energy Services Inc.	146,500	3,844,160	(a)
Tetra Technologies Inc.	264,000	2,038,080	(a)
		13,875,066

Oil & Gas Exploration & Production — 3.0%

Berry Petroleum Co.	11,300	399,794
Bill Barrett Corp.	29,773	1,078,974	(a)
Brigham Exploration Co.	86,250	2,178,675	(a)
Carrizo Oil & Gas Inc.	12,930	278,642	(a)
Clayton Williams Energy Inc.	5,000	214,050	(a)
Energy XXI Bermuda Ltd.	14,600	313,170	(a)
GMX Resources Inc.	108,384	246,032	(a)
Gulfport Energy Corp.	102,400	2,476,032	(a)
HollyFrontier Corp.	18,600	487,692
Kodiak Oil & Gas Corp.	86,748	451,957	(a)
Northern Oil and Gas Inc.	133,500	2,588,565	(a)
Oasis Petroleum Inc.	106,500	2,378,145	(a)
Petroleum Development Corp.	45,400	880,306	(a)
Petroquest Energy Inc.	77,200	424,600	(a)
Resolute Energy Corp.	265,000	3,010,400	(a)
Rosetta Resources Inc.	11,100	379,842	(a)
SM Energy Co.	78,200	4,742,830
Stone Energy Corp.	18,800	304,748	(a)
Venoco Inc.	30,357	267,445	(a)
		23,101,899

Oil & Gas Refining & Marketing — 0.1%

CVR Energy Inc.	23,100	488,334
Western Refining Inc.	33,409	416,276	(a)
		904,610

	Number of Shares	Fair Value

Oil & Gas Storage & Transportation — 0.1%

Crosstex Energy Inc.	33,300	$448,884
Targa Resources Corp.	12,300	365,925
		814,809

Packaged Foods & Meats — 4.5%

Flowers Foods Inc.	282,000	5,487,720
Lancaster Colony Corp.	96,000	5,856,960
Sanderson Farms Inc.	97,499	4,631,202
Smart Balance Inc.	213,500	1,259,650	(a)
Smithfield Foods Inc.	353,075	6,884,963	(a)
Snyders-Lance Inc.	200,500	4,180,425
TreeHouse Foods Inc.	93,500	5,782,040	(a)
		34,082,960

Paper Packaging — 0.8%

Packaging Corporation of America	246,500	5,743,450

Paper Products — 0.1%

Buckeye Technologies Inc.	17,712	427,036
Clearwater Paper Corp.	7,200	244,656	(a)
Neenah Paper Inc.	15,362	217,833
		889,525

Personal Products — 0.0%*

Revlon Inc.	19,900	245,168	(a)

Pharmaceuticals — 0.6%

Akorn Inc.	66,499	519,357	(a)
Auxilium Pharmaceuticals Inc.	24,000	359,760	(a)
Hi-Tech Pharmacal Company Inc.	29,416	988,378	(a)
Obagi Medical Products Inc.	36,500	331,055	(a)
Par Pharmaceutical Companies Inc.	48,008	1,277,973	(a)
Questcor Pharmaceuticals Inc.	13,053	355,825	(a)
Salix Pharmaceuticals Ltd.	15,300	452,880	(a)
		4,285,228

Precious Metals & Minerals — 0.1%

Coeur d’Alene Mines Corp.	23,200	497,408	(a)
Hecla Mining Co.	76,800	411,648	(a)
		909,056

Property & Casualty Insurance — 2.2%

Allied World Assurance Company Holdings Ltd.	106,500	5,720,115
American Safety Insurance Holdings Ltd.	33,731	620,650	(a)
Amtrust Financial Services Inc.	55,300	1,230,978
Argo Group International Holdings Ltd.	65,069	1,846,008
Aspen Insurance Holdings Ltd.	147,000	3,386,880
The Navigators Group Inc.	82,000	3,542,400	(a)
		16,347,031

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Publishing — 1.4%

John Wiley & Sons Inc.	156,900	$6,969,498
Morningstar Inc.	67,000	3,781,480
		10,750,978

Rail Roads — 0.9%

Genesee & Wyoming Inc.	147,100	6,843,092	(a)

Regional Banks — 4.0%

BancorpSouth Inc.	29,623	260,090
Bank of the Ozarks Inc.	31,900	667,667
Banner Corp.	17,816	227,867
Bryn Mawr Bank Corp.	44,000	729,080
Camden National Corp.	9,687	263,777
Cardinal Financial Corp.	20,440	176,193
CoBiz Financial Inc.	29,020	129,719
Community Bank System Inc.	40,000	907,600
Cullen Frost Bankers Inc.	71,700	3,288,162
East West Bancorp Inc.	46,241	689,453
First Horizon National Corp.	57,620	343,415
Fulton Financial Corp.	130,600	999,090
Glacier Bancorp Inc.	22,547	211,265
Great Southern Bancorp Inc.	19,484	326,942
Hancock Holding Co.	14,472	387,560
Home Bancshares Inc.	16,831	357,154
Iberiabank Corp.	17,211	809,950
Independent Bank Corp.	66,500	1,445,710
Lakeland Financial Corp.	17,967	371,198
National Penn Bancshares Inc.	47,427	332,463
Old National Bancorp	30,178	281,259
PacWest BanCorp.	31,915	444,895
Prosperity Bancshares Inc.	114,308	3,735,585
Southwest Bancorp Inc.	40,390	170,446
Sterling Bancorp	71,188	516,825
Susquehanna Bancshares Inc.	66,206	362,147
SVB Financial Group	81,500	3,015,500	(a)
UMB Financial Corp.	149,000	4,779,920
Umpqua Holdings Corp.	64,374	565,847
Washington Trust Bancorp Inc.	42,500	840,650
Westamerica Bancorp.	53,100	2,034,792
Wintrust Financial Corp.	14,599	376,800
		30,049,021

Reinsurance — 0.1%

Maiden Holdings Ltd.	51,732	382,299
Platinum Underwriters Holdings Ltd.	9,296	285,852
		668,151

Research & Consulting Services — 0.5%

CoStar Group Inc.	42,500	2,208,725	(a)
ICF International Inc.	18,454	347,120	(a)
Resources Connection Inc.	64,300	628,854
The Corporate Executive Board Co.	15,500	461,900
		3,646,599

	Number of Shares	Fair Value

Residential REITs — 0.2%

Associated Estates Realty Corp.	23,800	$367,948
Mid-America Apartment Communities Inc.	24,326	1,464,912
		1,832,860

Restaurants — 1.0%

Buffalo Wild Wings Inc.	7,300	436,540	(a)
Cracker Barrel Old Country Store Inc.	146,200	5,859,696
Einstein Noah Restaurant Group Inc.	22,400	287,392
The Wendy’s Co.	271,900	1,248,021
		7,831,649

Retail REITs — 0.1%

Ramco-Gershenson Properties Trust	36,055	295,651
Tanger Factory Outlet Centers	20,300	528,003
		823,654

Security & Alarm Services — 0.6%

The Brink’s Co.	208,335	4,856,289

Semiconductor Equipment — 0.4%

MKS Instruments Inc.	16,402	356,087
Rudolph Technologies Inc.	383,900	2,568,291	(a)
		2,924,378

Semiconductors — 1.7%

Diodes Inc.	32,290	578,637	(a)
Fairchild Semiconductor International Inc.	57,214	617,911	(a)
Hittite Microwave Corp.	40,000	1,948,000	(a)
Integrated Device Technology Inc.	79,612	410,002	(a)
IXYS Corp.	29,912	325,443	(a)
Microsemi Corp.	271,500	4,338,570	(a)
Pericom Semiconductor Corp.	28,594	211,882	(a)
RF Micro Devices Inc.	73,106	463,492	(a)
Semtech Corp.	141,800	2,991,980	(a)
Standard Microsystems Corp.	36,385	705,869	(a)
		12,591,786

Soft Drinks — 0.1%

Coca-Cola Bottling Company Consolidated	7,400	410,404

Specialized Consumer Services — 0.1%

Matthews International Corp.	22,000	676,720

Specialized Finance — 0.1%

Interactive Brokers Group Inc.	30,800	429,044
NewStar Financial Inc.	66,322	619,447	(a)
		1,048,491

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Specialized REITs — 1.4%

DiamondRock Hospitality Co.	72,870	$509,361
Healthcare Realty Trust Inc.	214,000	3,605,900
Hersha Hospitality Trust	94,360	326,486
National Health Investors Inc.	10,747	452,771
Omega Healthcare Investors Inc.	249,500	3,974,535
Sabra Healthcare REIT Inc.	147,100	1,403,334
Summit Hotel Properties Inc.	56,997	402,399
		10,674,786

Specialty Chemicals — 1.6%

Ferro Corp.	44,500	273,675	(a)
HB Fuller Co.	63,653	1,159,758
Rockwood Holdings Inc.	8,600	289,734
Sensient Technologies Corp.	301,801	9,823,623
Stepan Co.	9,490	637,538
		12,184,328

Specialty Stores — 0.8%

Cabela’s Inc.	26,425	541,448	(a)
GNC Holdings Inc.	15,900	319,908	(a)
Tractor Supply Co.	84,500	5,285,475
		6,146,831

Steel — 0.6%

Carpenter Technology Corp.	20,610	925,183
Commercial Metals Co.	294,000	2,795,940
Schnitzer Steel Industries Inc.	14,306	526,461
		4,247,584

Systems Software — 1.5%

Ariba Inc.	69,000	1,911,990	(a)
CommVault Systems Inc.	70,100	2,597,906	(a)
Fortinet Inc.	21,400	359,520	(a)
MICROS Systems Inc.	149,000	6,542,590	(a)
		11,412,006

Technology Distributors — 0.3%

Insight Enterprises Inc.	29,150	441,331	(a)
Scansource Inc.	21,086	623,302	(a)
Tech Data Corp.	19,211	830,492	(a)
		1,895,125

Thrifts & Mortgage Finance — 0.2%

BankUnited Inc.	24,225	502,911
BofI Holding Inc.	4,328	58,255	(a)
Northwest Bancshares Inc.	52,535	625,692
Washington Federal Inc.	46,524	592,716
		1,779,574

Tires & Rubber — 0.1%

Cooper Tire & Rubber Co.	75,560	822,848

Trading Companies & Distributors — 0.9%

Applied Industrial Technologies Inc.	178,200	4,839,912

	Number of Shares	Fair Value

DXP Enterprises Inc.	15,050	$283,392	(a)
RSC Holdings Inc.	174,500	1,244,185	(a)
TAL International Group Inc.	13,050	325,467
		6,692,956

Trucking — 1.4%

Avis Budget Group Inc.	27,400	264,958	(a)
Landstar System Inc.	93,500	3,698,860
Marten Transport Ltd.	33,667	580,419
Old Dominion Freight Line Inc.	193,100	5,594,107	(a)
Werner Enterprises Inc.	17,200	358,276
		10,496,620

Wireless Telecommunication Services — 0.1%

NTELOS Holdings Corp.	29,200	517,716

Total Common Stock (Cost $760,299,687)		729,319,708

Other Investments — 0.0%*
GEI Investment Fund (Cost $66,732)		64,730	(k)

Total Investments in Securities (Cost $760,366,419)		729,384,438

Short-Term Investments — 4.2%
GE Institutional Money Market Fund Investment Class 0.09% (Cost $32,086,448)		32,086,448	(d,k)

Total Investments (Cost $792,452,867)		761,470,886

Liabilities in Excess of Other Assets, net — (0.2)%		(1,605,466)

NET ASSETS — 100.0%		$759,865,420

Other Information

The Fund had the following long future contracts open at September 30, 2011:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
Russell 2000 Mini Index Futures	December 2011	99	$6,350,850	$(297,497)

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund	(unaudited)

Ralph R. Layman President and Chief Investment Officer –Public Equities

The International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers’ biographical information beginning on page 160.

Q.	How did the GE Institutional International Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?

A.	For the twelve-month period ended September 30, 2011, the GE Institutional International Equity Fund returned -13.83% for the Investment Class shares and -14.01% for the Service Class shares. The Fund’s benchmark, the MSCI EAFE Index returned -9.36% and the Fund’s Morningstar peer group of 840 Foreign Large Blend funds returned an average of -11.47% over the same period.

Q.	What were the primary drivers of the Fund’s performance?

A.	The majority of the Fund’s underperformance came from holdings in the financial, energy and industrial sectors. While underweight in the sector, European bank holdings including BNP Paribas, Unicredit and Santander were hit hard by the unfolding sovereign debt crisis, whether directly exposed to the troubled areas, or not. In the energy sector, a position in the uranium mining industry reacted poorly to the Japanese nuclear disaster in March and Canadian oil sands investments were hit by weakness in oil prices late in the Fund’s fiscal year. Positive performance came from holdings in the utility and IT sectors, notably National Grid; Autonomy (subject of a takeover), Taiwan Semiconductor and Samsung Electronics.

Q.	What happened in the international economy during the twelve month period ended September 30, 2011 and how was the Fund positioned with respect to economic conditions?

A.	The global economy started to weaken during the period as the main issue of over-leverage either remained unaddressed (as in the U.S.) or the solutions (austerity in Europe, for example) were seen to be damaging to economic growth prospects. With additional turmoil in the global banking system and concerns that the deteriorating sovereign debt situation in Europe might have global implications, policy prescriptive measures were seen to be inadequate. The positioning of the Fund with a bias toward modest global growth, especially in emerging markets, was only modestly successful as positions in financials dominated returns both absolute and relative.

Q.	Were there any significant changes in the Fund during the period?

A.	The portfolio managers have used the sometimes indiscriminate selling in the markets to upgrade the quality of the Fund’s holdings while keeping the overall sector weights relatively unchanged. In the financials sector, underperformers including Nomura Holdings, MUFG, Santander Brazil and Unicredit were sold in favor of Asian-focused opportunities including United Overseas Bank and Standard Chartered and diversified financials such as ING. In the technology sector, Research in Motion was eliminated in favor of Softbank (Japan – telecom) and Hexagon (Sweden – measurement technology). In the materials sector, Sumitomo Metal and Potash were sold/trimmed and replaced by additions to existing positions in Royal Dutch Shell and Kinross Gold.

International Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactions costs, such as sales charges or redemption fees. Redemption fees are currently suspended for this Fund. It may be reinstated at any time.

April 01, 2011 - September 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	781.25	2.46
Service Class	1,000.00	780.43	3.57
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,022.07	2.79
Service Class	1,000.00	1,020.84	4.05

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% for Investment Class shares and 0.80% for Service Class shares (for the period April 01, 2011 - September 30, 2011), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2011 were as follows: (21.88)% for Investment Class shares, and (21.96)% for Service Class shares. Past performance does not guarantee future results.

International Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the United States.

Morningstar Performance Comparison

Foreign Large Blend Peer Group

Based on average annual returns for periods ended September 30, 2011

	One Year	Five Year	Ten Year
Number of Funds in peer group	840	541	314
Peer group average annual total return	-11.47%	-3.68%	4.24%

Top Ten Largest Holdings as of September 30, 2011

as a % of Fair Value (b)(c)

Royal Dutch Shell PLC	3.10%
Nestle S.A.	2.66%
HSBC Holdings PLC	2.40%
Suzuki Motor Corp.	2.17%
Novartis AG	2.08%
Linde AG	2.08%
Vodafone Group PLC	1.92%
National Grid PLC	1.92%
BHP Billiton PLC	1.84%
Samsung Electronics Company Ltd.	1.82%

Regional Allocation as of September 30, 2011

Portfolio Composition as a % of the Fair Value of $2,208,619 (in thousands) as of September 30, 2011 (b)(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2011

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Institutional International Equity Fund	-13.83%	-3.74%	4.84%	$16,039
MSCI EAFE Index	-9.36%	-3.46%	5.03%	$16,336

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2011

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Institutional International Equity Fund	-14.01%	-3.98%	4.57%	$15,628
MSCI EAFE Index	-9.36%	-3.46%	5.03%	$16,336

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of short-term investment in the GE Institutional Money Market Fund.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

International Equity Fund

Schedule of Investments	September 30, 2011

GE Institutional International Equity

	Number of Shares	Fair Value

Common Stock — 92.0%†

Australia — 1.2%

Brambles Ltd.	2,628,711	$16,275,719
Lynas Corporation Ltd.	11,132,596	11,443,437	(a)
		27,719,156

Brazil — 1.5%

Petroleo Brasileiro S.A. ADR	957,862	19,846,901	(h)
Vale S.A. ADR	619,736	13,014,456	(h)
		32,861,357

Canada — 4.3%

Canadian Natural Resources Ltd.	491,837	14,523,127
Kinross Gold Corp.	1,539,777	23,006,888
Potash Corporation of Saskatchewan Inc.	857,276	37,432,041
Suncor Energy Inc.	834,185	21,421,996
		96,384,052

China — 1.6%

Baidu Inc. ADR	227,150	24,284,606	(a,h)
Bank of China Ltd.	30,993,775	9,587,202
Zhuzhou CSR Times Electric Company Ltd.	664,412	1,089,362
		34,961,170

Denmark — 0.4%

AP Moller - Maersk A/S	680	4,000,484
Carlsberg A/S	67,007	3,976,764
		7,977,248

France — 9.0%

Accor S.A.	301,256	8,033,548
AXA S.A.	1,572,431	20,486,905
BNP Paribas	751,324	29,662,269	(h)
Cap Gemini S.A.	444,857	14,812,374
Cie Generale d’Optique Essilor International S.A.	500,822	36,067,997
European Aeronautic Defence and Space Company N.V.	554,452	15,607,697
LVMH Moet Hennessy Louis Vuitton S.A.	92,771	12,263,635
Safran S.A.	989,432	30,311,708
Schneider Electric S.A.	138,630	7,429,656
Total S.A.	200,309	8,850,376
Vinci S.A.	372,511	16,000,975
		199,527,140

	Number of Shares	Fair Value

Germany — 10.1%

Adidas AG	307,270	$18,726,424
Bayer AG	338,754	18,720,956
Daimler AG	173,911	7,745,853
Deutsche Boerse AG	262,939	13,317,645
Fresenius SE & Company KGAA	326,472	29,061,291
Linde AG	342,610	45,912,561
Metro AG	490,669	20,858,557
SAP AG	410,394	20,912,158
Siemens AG	411,878	37,110,761
ThyssenKrupp AG	526,940	12,966,496
		225,332,702

Hong Kong — 2.7%

AIA Group Ltd.	8,917,820	25,376,618
Hutchison Whampoa Ltd.	2,554,042	18,907,486
Wharf Holdings Ltd.	3,021,114	14,948,590
		59,232,694

India — 1.6%

ICICI Bank Ltd.	793,622	13,991,158
Larsen & Toubro Ltd.	502,288	13,836,478
Power Grid Corporation of India Ltd.	3,515,670	7,073,988
		34,901,624

Ireland — 0.7%

WPP PLC	1,736,825	16,070,835

Italy — 0.3%

ENI S.p.A.	390,686	6,883,235

Japan — 13.0%

Daikin Industries Ltd.	670,500	19,217,127
FANUC Corp.	186,400	25,692,484
Mitsubishi Corp.	1,439,000	29,316,501
Mitsubishi Heavy Industries Ltd.	1,728,000	7,292,737	(a)
SMC Corp.	129,800	18,984,158
Softbank Corp.	940,989	27,551,237
Sony Financial Holdings Inc.	1,373,000	20,976,156
Sumitomo Realty & Development Company Ltd. (REIT)	973,000	18,716,143
Suzuki Motor Corp.	2,171,375	47,894,536
The Bank of Yokohama Ltd.	3,985,452	19,998,833
Toyota Motor Corp.	433,981	14,886,155
Unicharm Corp.	782,700	37,565,377
		288,091,444

Mexico — 0.8%

America Movil SAB de C.V. ADR	761,144	16,806,060	(h)

Netherlands — 2.7%

ING Groep N.V.	3,000,319	21,194,617	(a)
Koninklijke Ahold N.V.	632,066	7,444,027
Koninklijke Philips Electronics N.V.	689,301	12,385,412

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Unilever N.V., CVA	629,834	$19,965,383
		60,989,439

Russian Federation — 0.3%

Mobile Telesystems OJSC ADR	532,054	6,544,264

Singapore — 1.3%

United Overseas Bank Ltd.	2,253,309	29,081,504

South Africa — 0.5%

MTN Group Ltd.	687,993	11,289,013

South Korea — 2.7%

Hyundai Motor Co.	109,580	19,156,526
Samsung Electronics Company Ltd.	57,430	40,100,863
		59,257,389

Spain — 1.9%

Banco Santander S.A.	3,056,532	25,026,254	(h)
Telefonica S.A.	920,685	17,670,421
		42,696,675

Sweden — 1.6%

Hexagon AB	1,136,461	14,762,960
Telefonaktiebolaget LM Ericsson	2,061,732	19,777,019
		34,539,979

Switzerland — 7.3%

Credit Suisse Group AG	575,000	15,011,234
Nestle S.A.	1,068,583	58,705,301
Novartis AG	825,619	46,023,983
Syngenta AG	110,703	28,707,979
Zurich Financial Services AG	68,485	14,235,887
		162,684,384

Taiwan — 2.3%

Delta Electronics Inc.	6,338,000	14,846,135
Taiwan Semiconductor Manufacturing Company Ltd.	15,798,548	35,558,760
Taiwan Semiconductor Manufacturing Company Ltd. ADR	153,048	1,749,339
		52,154,234

United Kingdom — 24.2%

Aggreko PLC	342,950	8,621,162
Autonomy Corporation PLC	590,680	23,346,203	(a)
BG Group PLC	1,202,902	22,998,246
BHP Billiton PLC	1,524,885	40,693,844	(h)
Diageo PLC	2,068,208	39,393,239
G4S PLC††	941,686	3,892,244
G4S PLC††	572,387	2,324,302
HSBC Holdings PLC	6,915,136	52,910,699

	Number of Shares	Fair Value

International Consolidated Airlines Group S.A.	2,610,197	$6,158,641	(a)
Lloyds Banking Group PLC	35,900,795	19,253,675	(a)
National Grid PLC	4,281,484	42,394,536
Prudential PLC	4,240,009	36,375,981
Reckitt Benckiser Group PLC	731,267	37,013,819
Rio Tinto PLC	904,114	40,054,607
Royal Dutch Shell PLC	2,218,732	68,481,784
Standard Chartered PLC	1,010,653	20,142,814
Tesco PLC	3,325,563	19,459,738	(h)
The Capita Group PLC	1,000,747	10,949,611
Vodafone Group PLC	16,500,793	42,483,493
		536,948,638

Total Common Stock (Cost $2,253,916,245)		2,042,934,236

Preferred Stock — 1.4%
Volkswagen AG (Cost $27,019,448)	236,841	31,301,014

Other Investments — 0.0%*
GEI Investment Fund (Cost $186,622)		181,023	(k)

Total Investments in Securities (Cost $2,281,122,315)		2,074,416,273

Short-Term Investments — 6.0%
GE Institutional Money Market Fund Investment Class 0.09% (Cost $134,202,895)		134,202,895	(d,k)

Total Investments (Cost $2,415,325,210)		2,208,619,168

Other Assets and Liabilities, net — 0.6%		12,352,544

NET ASSETS — 100.0%		$2,220,971,712

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund

Schedule of Investments	September 30, 2011

Other Information

The Fund had the following long futures contracts open at September 30, 2011:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index Futures	December 2011	1205	$34,857,102	$1,357,972
FTSE 100 Index Futures	December 2011	406	32,195,719	(56,735)
Topix Index Futures	December 2011	152	14,937,727	54,788

				$1,356,025

The Fund was invested in the following sectors at September 30, 2011:

Sector	Percentage (based on Fair Value)
Diversified Financial Services	10.00%
Integrated Oil & Gas	6.72%
Automobile Manufacturers	5.48%
Wireless Telecommunication Services	4.74%
Diversified Metals & Mining	4.17%
Life & Health Insurance	3.75%
Packaged Foods & Meats	3.56%
Semiconductors	3.50%
Household Products	3.38%
Industrial Conglomerates	3.10%
Fertilizers & Agricultural Chemicals	2.99%
Pharmaceuticals	2.93%
Industrial Machinery	2.35%
Aerospace & Defense	2.08%
Industrial Gases	2.08%
Application Software	2.00%
Multi-Utilities	1.92%
Distillers & Vintners	1.78%
Healthcare Supplies	1.63%
Multi-Line Insurance	1.57%
Diversified Real Estate Activities	1.52%
Apparel, Accessories & Luxury Goods	1.40%
Construction & Engineering	1.35%
Trading Companies & Distributors	1.33%
Healthcare Services	1.32%
Food Retail	1.22%
Steel	1.18%

Sector	Percentage (based on Fair Value)

Diversified Support Services	1.13%
Internet Software & Services	1.10%
Gold	1.04%
Hypermarkets & Super Centers	0.94%
Regional Banks	0.91%
Communications Equipment	0.90%
Building Products	0.87%
Integrated Telecommunication Services	0.80%
Advertising	0.73%
Diversified Capital Markets	0.68%
Electronic Components	0.67%
IT Consulting & Other Services	0.67%
Electronic Equipment & Instruments	0.67%
Oil & Gas Exploration & Production	0.66%
Specialized Finance	0.60%
Human Resource & Employment Services	0.50%
Electrical Components & Equipment	0.39%
Hotels, Resorts & Cruise Lines	0.36%
Electric Utilities	0.32%
Security & Alarm Services	0.28%
Airlines	0.28%
Marine	0.18%
Brewers	0.18%

93.91%

Short-Term and Other Investments	Percentage (based on Fair Value)
Short-Term	6.08%
Other Investments	0.01%

6.09%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund	(unaudited)

Paul M. Colonna

President and Chief

Investment Officer –

Fixed Income

Ralph R. Layman

President and Chief

Investment Officer –

Public Equities

Diane M. Wehner

Senior Vice President

Greg Hartch

Senior Vice President

Tactical Asset Allocation

Thomas R. Lincoln

Senior Vice President

U.S. Large-Cap

Strategist

David Wiederecht

President and Chief Investment Officer – Investment Strategies

The Strategic Investment Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Greg Hartch, Ralph R. Layman, Thomas R. Lincoln, Diane M. Wehner and David Wiederecht . Mr. Hartch and Mr. Wiederecht are vested with oversight authority for determining asset allocations for the Fund. Each of the other portfolio managers is responsible for managing one of the following sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity Cap Equities portion, Ms. Wehner manages the U.S. mid-cap equities portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective. See portfolio managers’ biographical information beginning on page 160.

Q.	How did the GE Institutional Strategic Investment Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2011?

A.	For the twelve-month period ended September 30, 2011, the GE Institutional Strategic Investment Fund returned -2.85% for the Investment Class shares and -3.04% for the Service Class shares. The Fund’s broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S.
Aggregate Bond Index returned 1.14% and 5.26%, respectively and the Fund’s Morningstar peer group of 962 U.S. Moderate Allocation funds returned an average of -0.72% over the same period.

Q.	What market conditions impacted the Fund’s performance?

The Fund’s performance has been impacted by the high degree of volatility that has taken place in the markets over the last year. From the fourth quarter of 2010 through the second quarter of 2011 equity markets enjoyed gains due to positive economic data and healthy corporate earnings as economies slowly healed from the prior recession. However, during the third quarter of 2011 several events occurred that shook investor confidence and the market’s plunge erased gains from the previous three quarters. First, amidst the debate over raising the U.S. debt ceiling, S&P cut the U.S.’s AAA long term debt rating. Second, the sovereign debt crisis in the Eurozone continued to escalate and the agreement of a €109 billion package for Greece by all seventeen EU countries was not enough to stem fears of default, which increased stress in the banking system and even talk of EU succession. Finally, in September, the U.S. Federal Reserve announced that they would buy $400 billion of bonds with maturities six to thirty years out in its latest move to support the markets, but their statement about “significant downside risks” to the economy contributed to investor trepidation.

Strategic Investment Fund	(unaudited)

Q.	What were the primary drivers behind Fund performance?

The Fund’s performance was primarily driven by its asset allocation and underlying security selection. The Fund’s asset allocation at the end of September 30th, 2011 was approximately a 64% allocation to equities, 34% to fixed income and 2% in cash. A higher weight in equities negatively impacted the Fund’s performance since bond prices rallied during the twelve-month period as investors sought safer investments due to the crisis in Europe and as fears of a double-dip recession increased both in the U.S. and abroad. Additionally, the Fund’s 20% allocation to non-U.S. stocks impacted performance as the MSCI EAFE and MSCI EM Indices both underperformed the S&P 500 Index during the last twelve months. Finally, underlying stock selection also detracted from performance.

Q.	Were there any significant changes in the Fund during the period?

During the last twelve months the Fund has actively adjusted its allocation to equities, fixed income, and cash to keep the overall weighting to equities within a few percentage points of 65% and the combined exposure to fixed income and cash within a few percentage points of 35%. We believe that a higher allocation to equities is warranted by the historically attractive equity valuations, low P/E ratios, and high equity risk premiums. Given the rally in fixed income markets and sell off in equity markets in the 3Q of 2011, we have in total reduced fixed income by 3% and reinvested the proceeds into equities to keep the portfolio close to the desired allocation. With treasury yields at record lows we see limited upside for Treasury bond prices and real yields are negative when factoring in inflation. Within our equity allocation we shifted funds out of growth equities in favor of equities that either have higher dividend yields than the market or are increasing their dividend yield payout at a faster pace than the market. We also reduced the Fund’s exposure to international equities in favor of U.S. equities by over 3% due to ongoing concerns about the European sovereign debt crisis and slow GDP growth as a result of the austerity measures that must be enacted to reduce budget deficits.

Strategic Investment Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

April 01, 2011 - September 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	885.71	1.61
Service Class	1,000.00	884.35	2.79
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.10	1.72
Service Class	1,000.00	1,021.87	2.99

*	Expenses are equal to the Fund’s annualized expense ratio of 0.34% for Investment Class shares and 0.59% for Service Class shares (for the period April 01, 2011 - September 30, 2011), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2011 were as follows: (11.43)% for Investment Class shares, and (11.57)% for Service Class shares. Past performance does not guarantee future results.

Strategic Investment Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek to maximize total return. The Funds seeks its objective by investing primarily in a combination of U.S. and foreign equity and debt securities and cash. The Fund’s asset allocation process utilizes information from GE Asset Management’s Asset Allocation Committee to diversify holdings across these asset classes.

Morningstar Performance Comparison

Moderate Allocation Peer Group

Based on average annual returns for periods ended September 30, 2011

	One Year	Five Year	Ten Year
Number of funds in peer group	962	711	386
Peer group average annual total return	-0.72%	0.67%	3.57%

Top Ten Largest Holdings as of September 30, 2011

as a % of Fair Value (b)(c)

Federal National Mortgage Assoc. 4.50%, 05/01/18-08/01/41	3.23%
U.S. Treasury Notes 0.95%, 08/31/16	2.75%
Federal National Mortgage Assoc. 4.50%, TBA	2.62%
Federal National Mortgage Assoc. 4.00%, TBA	2.09%
U.S. Treasury Bonds 4.38%, 05/15/41	1.34%
U.S. Treasury Bonds 3.75%, 08/15/41	0.94%
Apple Inc.	0.89%
Federal National Mortgage Assoc. 5.50%, 03/01/14-01/01/39	0.85%
International Business Machines Corp.	0.84%
Microsoft Corp.	0.75%

Sector Allocation as of September 30, 2011

Portfolio Composition as a % of the Fair Value of $668,502 (in thousands) as of September 30, 2011 (b)(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2011

Investment Class Shares (Inception date: 10/29/99)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Strategic Investment Fund	-2.85%	0.60%	3.81%	$14,534
S&P 500 Index	1.14%	-1.18%	2.82%	$13,205
Barclays Capital U.S. Aggregate Bond Index	5.26%	6.53%	5.66%	$17,349

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2011

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
Strategic Investment Fund	-3.04%	0.24%	1.81%	$11,137
S&P 500 Index	1.14%	-1.18%	0.72%	$10,441
Barclays Capital U.S. Aggregate Bond Index	5.26%	6.53%	6.04%	$14,221

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of short-term investment in the GE Institutional Money Market Fund.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

Strategic Investment Fund

	Number of Shares	Fair Value

Domestic Equity — 37.8%†

Advertising — 0.4%

Omnicom Group Inc.	72,368	$2,666,037

Aerospace & Defense — 0.9%

Alliant Techsystems Inc.	10,234	557,855
Hexcel Corp.	44,315	982,020	(a)
Honeywell International Inc.	59,443	2,610,143
Rockwell Collins Inc.	22,316	1,177,392
United Technologies Corp.	8,398	590,883
		5,918,293

Agricultural Products — 0.1%

Archer-Daniels-Midland Co.	33,983	843,118

Air Freight & Logistics — 0.3%

FedEx Corp.	10,195	689,998
United Parcel Service Inc.	14,662	925,906
UTi Worldwide Inc.	18,131	236,428
		1,852,332

Apparel Retail — 0.1%

Urban Outfitters Inc.	19,247	429,593	(a)

Apparel, Accessories & Luxury Goods — 0.2%

Coach Inc.	20,737	1,074,799

Application Software — 0.2%

Citrix Systems Inc.	14,720	802,682	(a)
SuccessFactors Inc.	22,737	522,723	(a)
		1,325,405

Asset Management & Custody Banks — 0.9%

Affiliated Managers Group Inc.	11,916	930,044	(a)
Ameriprise Financial Inc.	38,618	1,520,004
Invesco Ltd.	94,283	1,462,329
State Street Corp.	58,054	1,867,016	(e)
		5,779,393

Automotive Retail — 0.2%

O’Reilly Automotive Inc.	15,498	1,032,632	(a)

Biotechnology — 1.4%

Alexion Pharmaceuticals Inc.	15,782	1,010,995	(a)
Amgen Inc.	44,525	2,446,648	(h)
Gilead Sciences Inc.	95,784	3,716,419	(a)
Human Genome Sciences Inc.	22,571	286,426	(a)
Incyte Corp Ltd.	22,720	317,398	(a)
Vertex Pharmaceuticals Inc.	19,177	854,144	(a)
		8,632,030

	Number of Shares	Fair Value

Brewers — 0.3%

Molson Coors Brewing Co.	43,820	$1,735,710

Broadcasting — 0.1%

Discovery Communications Inc. (Class A)	5,817	218,836	(a)
Discovery Communications Inc. (Class C)	9,751	342,748	(a)
		561,584

Cable & Satellite — 0.3%

DIRECTV	26,531	1,120,935	(a)
Liberty Global Inc.	27,692	958,420	(a)
Sirius XM Radio Inc.	35,437	53,510	(a)
		2,132,865

Casinos & Gaming — 0.2%

Las Vegas Sands Corp.	13,514	518,127	(a)
Penn National Gaming Inc.	22,908	762,607	(a)
		1,280,734

Coal & Consumable Fuels — 0.1%

Alpha Natural Resources Inc.	4,935	87,300	(a)
Peabody Energy Corp.	16,490	558,681
		645,981

Communications Equipment — 1.4%

Cisco Systems Inc.	253,953	3,933,732	(h)
Juniper Networks Inc.	27,732	478,654	(a)
QUALCOMM Inc.	84,536	4,110,986	(h)
		8,523,372

Computer Hardware — 1.0%

Apple Inc.	15,593	5,943,740	(a)
Hewlett-Packard Co.	16,885	379,068
		6,322,808

Computer Storage & Peripherals — 0.1%

Synaptics Inc.	29,937	715,494	(a)

Construction & Engineering — 0.1%

Quanta Services Inc.	33,961	638,127	(a)

Construction & Farm Machinery & Heavy Trucks — 0.2%

Cummins Inc.	6,314	515,601
Deere & Co.	14,009	904,561
		1,420,162

Consumer Finance — 0.3%

American Express Co.	36,369	1,632,968
Discover Financial Services	14,160	324,830
		1,957,798

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Data Processing & Outsourced Services — 0.6%

Automatic Data Processing Inc.	8,998	$424,256
The Western Union Co.	84,807	1,296,699
Visa Inc.	23,246	1,992,647
		3,713,602

Department Stores — 0.1%

Macy’s Inc.	25,771	678,293

Distributors — 0.1%

Genuine Parts Co.	9,736	494,589

Diversified Chemicals — 0.1%

EI du Pont de Nemours & Co.	11,235	449,063

Diversified Financial Services — 1.2%

Bank of America Corp.	139,441	853,379
Citigroup Inc.	6,796	174,114
Comerica Inc.	26,497	608,637
JPMorgan Chase & Co.	120,028	3,615,243
US BanCorp	11,398	268,309
Wells Fargo & Co.	72,039	1,737,580
		7,257,262

Diversified Metals & Mining — 0.1%

Freeport-McMoRan Copper & Gold Inc.	22,424	682,811
Molycorp Inc.	6,456	212,209	(a)
		895,020

Drug Retail — 0.1%

CVS Caremark Corp.	26,712	896,989

Electric Utilities — 0.9%
FirstEnergy Corp.	14,443	648,635
ITC Holdings Corp.	28,422	2,200,715
NextEra Energy Inc.	25,528	1,379,023
Southern Co.	27,895	1,181,911
		5,410,284

Electrical Components & Equipment — 0.4%

Cooper Industries PLC	39,670	1,829,580
Emerson Electric Co.	19,496	805,380
		2,634,960

Electronic Components — 0.0%*

Corning Inc.	9,910	122,488

Environmental & Facilities Services — 0.1%

Stericycle Inc.	4,090	330,145	(a)

Fertilizers & Agricultural Chemicals — 0.4%

Intrepid Potash Inc.	12,773	317,665	(a)
Monsanto Co.	32,988	1,980,600
		2,298,265

	Number of Shares	Fair Value

Food Distributors — 0.1%

Sysco Corp.	11,998	$310,748

General Merchandise Stores — 0.4%

Target Corp.	55,984	2,745,455

Healthcare Distributors — 0.0%*

Cardinal Health Inc.	5,946	249,018

Healthcare Equipment — 0.9%

Baxter International Inc.	11,328	635,954
Covidien PLC	78,088	3,443,681
Gen-Probe Inc.	6,253	357,984	(a)
Masimo Corp.	31,967	692,086
ResMed Inc.	22,659	652,353	(a)
		5,782,058

Healthcare Facilities — 0.1%

HCA Holdings Inc.	20,956	422,473	(a)

Healthcare Services — 0.6%

Catalyst Health Solutions Inc.	22,936	1,323,178	(a)
Express Scripts Inc.	47,351	1,755,302	(a)
Omnicare Inc.	25,486	648,109
		3,726,589

Healthcare Technology — 0.1%

MedAssets Inc.	32,269	310,105	(a)

Home Building — 0.1%

MDC Holdings Inc.	24,045	407,322

Home Entertainment Software — 0.1%

Activision Blizzard Inc.	76,661	912,266

Home Furnishing Retail — 0.2%

Bed Bath & Beyond Inc.	19,896	1,140,240	(a,h)

Home Improvement Retail — 0.4%

Home Depot Inc.	43,760	1,438,392
Lowe’s Companies Inc.	45,964	888,943
		2,327,335

Hotels, Resorts & Cruise Lines — 0.1%

Carnival Corp.	14,475	438,593
Royal Caribbean Cruises Ltd.	19,520	422,413
		861,006

Household Products — 0.7%

Clorox Co.	15,478	1,026,656
Kimberly-Clark Corp.	11,882	843,741
The Procter & Gamble Co.	44,001	2,779,983
		4,650,380

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Hypermarkets & Super Centers — 0.1%

Wal-Mart Stores Inc.	12,217	$634,062

Independent Power Producers & Energy Traders — 0.4%

Calpine Corp.	66,436	935,419	(a)
The AES Corp.	184,635	1,802,038	(a)
		2,737,457

Industrial Gases — 0.4%

Praxair Inc.	29,520	2,759,530

Industrial Machinery — 0.3%

Eaton Corp.	22,852	811,246
Harsco Corp.	42,735	828,632
		1,639,878

Integrated Oil & Gas — 1.5%

Chevron Corp.	41,617	3,850,404
ConocoPhillips	24,595	1,557,355
Exxon Mobil Corp.	32,299	2,345,876	(h)
Hess Corp.	7,548	395,968
Occidental Petroleum Corp.	22,330	1,596,595
		9,746,198

Integrated Telecommunication Services — 0.7%

AT&T Inc.	80,812	2,304,758
Verizon Communications Inc.	55,578	2,045,271
Windstream Corp.	22,812	265,988
		4,616,017

Internet Retail — 0.1%

Amazon.com Inc.	1,895	409,756	(a)
HomeAway Inc.	1,662	55,876	(a)
		465,632

Internet Software & Services — 0.8%

Equinix Inc.	20,164	1,791,169	(a)
Google Inc.	4,437	2,282,304	(a)
MercadoLibre Inc.	9,188	493,855
Monster Worldwide Inc.	54,430	390,807	(a)
		4,958,135

Investment Banking & Brokerage — 0.2%

The Goldman Sachs Group Inc.	14,595	1,379,957

IT Consulting & Other Services — 0.9%

International Business Machines Corp.	31,973	5,596,234	(h)

Life & Health Insurance — 0.4%

MetLife Inc.	43,805	1,226,978
Prudential Financial Inc.	33,151	1,553,456
		2,780,434

	Number of Shares	Fair Value

Life Sciences Tools & Services — 0.7%

Covance Inc.	14,651	$665,888	(a)
Illumina Inc.	17,398	711,926	(a)
Mettler-Toledo International Inc.	6,253	875,170	(a)
PerkinElmer Inc.	27,072	520,053
Thermo Fisher Scientific Inc.	30,832	1,561,333	(a)
		4,334,370

Movies & Entertainment — 0.6%

Liberty Media Corporation - Capital	5,880	388,786	(a)
News Corp.	11,324	175,182
The Walt Disney Co.	24,071	725,981
Time Warner Inc.	81,594	2,445,372
		3,735,321

Multi-Line Insurance — 0.3%

Hartford Financial Services Group Inc.	21,523	347,381
HCC Insurance Holdings Inc.	47,284	1,279,032
		1,626,413

Multi-Utilities — 0.5%

Dominion Resources Inc.	52,058	2,642,984
Public Service Enterprise Group Inc.	7,930	264,624
Xcel Energy Inc.	14,224	351,191
		3,258,799

Office REITs — 0.1%

Douglas Emmett Inc.	28,338	484,580
SL Green Realty Corp.	5,918	344,132
		828,712

Oil & Gas Drilling — 0.1%

Noble Corp.	21,645	635,281

Oil & Gas Equipment & Services — 0.8%

Halliburton Co.	5,663	172,835
McDermott International Inc.	44,139	474,936	(a)
National Oilwell Varco Inc.	8,128	416,316
Schlumberger Ltd.	63,332	3,782,821	(h)
Weatherford International Ltd.	35,823	437,399	(a)
		5,284,307

Oil & Gas Exploration & Production — 0.9%

Anadarko Petroleum Corp.	29,252	1,844,338
Apache Corp.	17,712	1,421,212
Forest Oil Corp.	18,508	266,515	(a)
Pioneer Natural Resources Co.	8,454	556,020
Quicksilver Resources Inc.	46,891	355,434	(a)
Southwestern Energy Co.	22,921	763,957	(a)
Ultra Petroleum Corp.	7,567	209,757	(a)
		5,417,233

Oil & Gas Refining & Marketing — 0.1%

Marathon Petroleum Corp.	14,725	398,459

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Oil & Gas Storage & Transportation — 0.4%

El Paso Corp.	83,025	$1,451,277
Spectra Energy Corp.	37,705	924,904
		2,376,181

Packaged Foods & Meats — 1.0%

ConAgra Foods Inc.	33,417	809,360
Kellogg Co.	11,398	606,260
Kraft Foods Inc.	105,141	3,530,635
McCormick & Company Inc.	12,878	594,448
Mead Johnson Nutrition Co.	9,004	619,745
		6,160,448

Personal Products — 0.1%

Avon Products Inc.	18,357	359,797

Pharmaceuticals — 1.8%

Bristol-Myers Squibb Co.	77,042	2,417,578
Hospira Inc.	7,704	285,048	(a)
Johnson & Johnson	58,384	3,719,644
Merck & Company Inc.	24,770	810,227
Pfizer Inc.	231,579	4,094,316
		11,326,813

Precious Metals & Minerals — 0.0%*

Stillwater Mining Co.	25,149	213,767	(a)

Property & Casualty Insurance — 0.8%

ACE Ltd.	57,473	3,482,864
Chubb Corp.	26,590	1,595,134
		5,077,998

Rail Roads — 0.1%

Union Pacific Corp.	6,299	514,439

Real Estate Services — 0.1%

CBRE Group Inc. (REIT)	52,268	703,527	(a)

Regional Banks — 0.0%*

Zions Bancorp.	19,842	279,177

Reinsurance — 0.2%

PartnerRe Ltd.	12,706	664,143
RenaissanceRe Holdings Ltd.	6,798	433,712
		1,097,855

Research & Consulting Services — 0.3%

FTI Consulting Inc.	11,924	438,922	(a)
IHS Inc.	11,717	876,549	(a)
Nielsen Holdings N.V.	16,991	443,125	(a)
		1,758,596

Restaurants — 0.3%

McDonald’s Corp.	19,796	1,738,485

	Number of Shares	Fair Value

Retail REITs — 0.1%

Simon Property Group Inc.	4,049	$445,309

Security & Alarm Services — 0.3%

Corrections Corporation of America	74,565	1,691,880	(a)

Semiconductor Equipment — 0.0%*

KLA-Tencor Corp.	6,599	252,610

Semiconductors — 1.1%

Altera Corp.	12,281	387,220
Cree Inc.	9,114	236,782	(a)
Hittite Microwave Corp.	16,274	792,544	(a)
Intel Corp.	84,970	1,812,410	(h)
Marvell Technology Group Ltd.	50,162	728,854	(a)
Microchip Technology Inc.	33,955	1,056,341
Texas Instruments Inc.	69,765	1,859,237
		6,873,388

Soft Drinks — 0.8%

Coca-Cola Enterprises Inc.	23,954	595,976
PepsiCo Inc.	76,343	4,725,631	(h)
		5,321,607

Specialized Finance — 0.4%

CBOE Holdings Inc.	18,361	449,294
CME Group Inc.	6,957	1,714,205
MSCI Inc.	12,273	372,240	(a)
		2,535,739

Specialized REITs — 0.1%

Public Storage	4,499	500,964
Rayonier Inc.	7,003	257,640
		758,604

Specialty Chemicals — 0.2%

Albemarle Corp.	3,027	122,291
Celanese Corp.	7,418	241,307
Cytec Industries Inc.	8,206	288,359
Nalco Holding Co.	18,313	640,589
		1,292,546

Specialty Stores — 0.1%

Dick’s Sporting Goods Inc.	14,176	474,329	(a)

Steel — 0.4%

Allegheny Technologies Inc.	66,934	2,475,888
Steel Dynamics Inc.	19,640	194,829
		2,670,717

Systems Software — 1.4%

Microsoft Corp.	202,509	5,040,449	(h)
Oracle Corp.	92,087	2,646,581

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Rovi Corp.	27,216	$1,169,744	(a)
		8,856,774

Thrifts & Mortgage Finance — 0.2%

BankUnited Inc.	19,373	402,184
People’s United Financial Inc.	71,887	819,512
		1,221,696

Tobacco — 0.2%

Philip Morris International Inc.	18,833	1,174,803

Trading Companies & Distributors — 0.1%

MSC Industrial Direct Co.	12,695	716,760

Water Utilities — 0.1%

American Water Works Company Inc.	13,198	398,316

Wireless Telecommunication Services — 0.6%

American Tower Corp.	39,813	2,141,939	(a)
NII Holdings Inc.	67,328	1,814,489	(a)
		3,956,428

Total Domestic Equity (Cost $247,106,088)		237,595,240

Foreign Equity — 21.6%

Common Stock — 21.1%

Advertising — 0.1%

WPP PLC	85,958	795,369

Aerospace & Defense — 0.5%

CAE Inc.	69,878	659,182
European Aeronautic Defence and Space Company N.V.	27,441	772,458
Safran S.A.	48,969	1,500,188
		2,931,828

Agricultural Products — 0.0%*

China Agri-Industries Holdings Ltd.	173,282	108,889
Cosan SA Industria e Comercio	8,011	103,447
		212,336

Airlines — 0.1%

International Consolidated Airlines Group S.A.	129,183	304,801	(a)

Apparel Retail — 0.0%*

Belle International Holdings Ltd.	71,368	123,442

	Number of Shares	Fair Value

Apparel, Accessories & Luxury Goods — 0.3%

Adidas AG	15,207	$926,783
China Dongxiang Group Co.	755,087	129,612
LVMH Moet Hennessy Louis Vuitton S.A.	4,545	600,815
Ports Design Ltd.	86,249	133,561
		1,790,771

Application Software — 0.4%

Autonomy Corporation PLC	29,163	1,152,647	(a)
SAP AG	20,311	1,034,973
		2,187,620

Automobile Manufacturers — 0.8%

Daimler AG	8,551	380,855
Hyundai Motor Co.	7,429	1,298,721
Kia Motors Corp.	2,341	139,599
Mahindra & Mahindra Ltd.	11,255	183,678
Suzuki Motor Corp.	107,499	2,371,131
Toyota Motor Corp.	21,580	740,224
		5,114,208

Brewers — 0.1%

Anadolu Efes Biracilik Ve Malt Sanayii AS	12,319	142,103
Carlsberg A/S	4,946	293,538
		435,641

Broadcasting — 0.0%*

Zee Entertainment Enterprises Ltd.	98,185	233,765

Building Products — 0.2%

Daikin Industries Ltd.	33,200	951,542

Casinos & Gaming — 0.1%

Genting Bhd	92,299	261,036
Sands China Ltd.	52,969	123,972	(a)
		385,008

Coal & Consumable Fuels — 0.0%*

Adaro Energy Tbk PT	657,650	126,619
Coal India Ltd.	20,472	138,540
		265,159

Commodity Chemicals — 0.0%*

LG Chem Ltd.	361	95,688	(a)

Communications Equipment — 0.2%

HTC Corp.	7,399	162,459
Telefonaktiebolaget LM Ericsson	102,039	978,802
		1,141,261

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Construction & Engineering — 0.3%

China State Construction International Holdings Ltd.	380,997	$200,283
Doosan Heavy Industries and Construction Company Ltd.	3,520	164,259
Larsen & Toubro Ltd.	27,871	767,759
Vinci S.A.	18,436	791,907
		1,924,208

Construction & Farm Machinery & Heavy Trucks — 0.1%

First Tractor Company Ltd.	173,513	102,388
Sany Heavy Equipment International Holdings Company Ltd.	355,071	283,913
United Tractors Tbk PT	98,861	244,290
		630,591

Department Stores — 0.0%*

Golden Eagle Retail Group Ltd.	61,511	126,049

Distillers & Vintners — 0.4%

Diageo PLC	96,967	1,846,934
Diageo PLC ADR	6,136	465,906
		2,312,840

Diversified Banks — 0.0%*

Sberbank of Russia.ADR	24,396	216,880	(a)

Diversified Capital Markets — 0.1%

Credit Suisse Group AG	28,456	742,886

Diversified Financial Services — 2.1%

Axis Bank Ltd.	9,959	208,177
Banco Santander S.A.	151,273	1,238,592
Bank of China Ltd.	2,521,666	780,019
Bank Rakyat Indonesia Persero Tbk PT	547,539	358,511
BNP Paribas	37,182	1,467,945
Credicorp Ltd.	3,343	308,225
Grupo Financiero Banorte SAB de C.V.	42,334	125,474
HSBC Holdings PLC	342,241	2,618,634
ICICI Bank Ltd.	39,278	692,451
ING Groep N.V.	148,491	1,048,958	(a)
Kasikornbank PCL	91,934	349,049
KB Financial Group Inc.	2,696	89,082
Lloyds Banking Group PLC	1,776,834	952,920	(a)
Metropolitan Bank & Trust	153,597	229,563
Standard Bank Group Ltd.	14,581	167,555
Standard Chartered PLC	50,020	996,923
United Overseas Bank Ltd.	112,165	1,447,616
VTB Bank OJSC GDR	28,068	116,145
		13,195,839

	Number of Shares	Fair Value

Diversified Metals & Mining — 1.0%

Anglo American PLC	6,097	$209,589
Antofagasta PLC	34,142	487,000
BHP Billiton PLC	75,469	2,014,004
Eurasian Natural Resources Corporation PLC	6,659	58,956
First Quantum Minerals Ltd.	10,771	144,192
Lynas Corporation Ltd.	689,987	709,252	(a)
Rio Tinto PLC	49,946	2,212,738
Xstrata PLC	21,806	275,077
		6,110,808

Diversified Real Estate Activities — 0.3%

Sumitomo Realty & Development Company Ltd. (REIT)	48,000	923,304
Wharf Holdings Ltd.	149,536	739,910
		1,663,214

Diversified Support Services — 0.2%

Aggreko PLC	20,538	516,289
Brambles Ltd.	130,099	805,511
		1,321,800

Education Services — 0.0%*

Zee Learn Ltd.**	1	—	(a)

Electric Utilities — 0.1%

Power Grid Corporation of India Ltd.	294,704	592,983
Reliance Infrastructure Ltd.	14,619	110,811
		703,794

Electrical Components & Equipment — 0.1%

Schneider Electric S.A.	6,862	367,758
Zhuzhou CSR Times Electric Company Ltd.	170,282	279,192
		646,950

Electronic Components — 0.1%

Delta Electronics Inc.	314,000	735,514

Electronic Equipment & Instruments — 0.1%

Hexagon AB	53,805	698,943
Wasion Group Holdings Ltd.	78,887	22,795
		721,738

Electronic Manufacturing Services — 0.0%*

Hon Hai Precision Industry Company Ltd.	65,327	145,576

Fertilizers & Agricultural Chemicals — 0.7%

Potash Corporation of Saskatchewan Inc.††	6,795	293,680
Potash Corporation of Saskatchewan Inc.††	50,204	2,192,104

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Sociedad Quimica y Minera de Chile S.A. ADR	10,875	$519,933
Syngenta AG	5,479	1,420,838
		4,426,555

Food Retail — 0.3%

Koninklijke Ahold N.V.	31,282	368,417
Magnit OJSC GDR	8,245	157,644
Shoprite Holdings Ltd.	16,612	233,640
Tesco PLC	164,588	963,097
		1,722,798

Gold — 0.3%

Barrick Gold Corp.	3,300	153,945
Kinross Gold Corp.	97,696	1,459,744
		1,613,689

Gold Mining — 0.0%*

Goldcorp Inc.	2,769	127,735	(a)

Healthcare Services — 0.3%

Diagnosticos da America S.A.	14,697	126,602
Fresenius SE & Company KGAA	16,158	1,438,324
		1,564,926

Healthcare Supplies — 0.3%

Cie Generale d’Optique Essilor International S.A.	24,786	1,785,028
Shandong Weigao Group Medical Polymer Company Ltd.	128,197	142,389
		1,927,417

Heavy Electrical Equipment — 0.0%*

Dongfang Electric Corporation Ltd.	37,982	97,872

Homebuilding — 0.0%*

MRV Engenharia e Participacoes S.A.	11,863	61,544

Hotels, Resorts & Cruise Lines — 0.1%

Accor S.A.	14,910	397,603
Minor International PCL	248,518	82,346
		479,949

Household Appliances — 0.0%*

Techtronic Industries Co.	135,862	91,200

Household Products — 0.6%

Reckitt Benckiser Group PLC	36,192	1,831,895
Unicharm Corp.	38,700	1,857,391
		3,689,286

Human Resource & Employment Services — 0.1%

The Capita Group PLC	49,529	541,918

	Number of Shares	Fair Value

Hypermarkets & Super Centers — 0.2%

Metro AG	24,284	$1,032,324

Industrial Conglomerates — 0.6%

Chongqing Machinery & Electric Company Ltd.	417,036	60,067
Hutchison Whampoa Ltd.	126,404	935,765
Koninklijke Philips Electronics N.V.	34,115	612,981
Siemens AG	20,385	1,836,716
Siemens AG ADR	6,620	594,410
		4,039,939

Industrial Gases — 0.5%

Linde AG	19,419	2,602,306
OCI Materials Company Ltd.	4,133	238,301
		2,840,607

Industrial Machinery — 0.4%

FANUC Corp.	9,200	1,268,084
Mitsubishi Heavy Industries Ltd.	86,000	362,949	(a)
SMC Corp.	6,400	936,045
		2,567,078

Integrated Oil & Gas — 1.9%

BG Group PLC	59,534	1,138,229
Cenovus Energy Inc.	6,401	198,225
China Petroleum & Chemical Corp.	416,263	400,460
ENI S.p.A.	19,336	340,668
Gazprom OAO ADR	46,189	441,105
Lukoil OAO ADR	6,484	325,432
Petroleo Brasileiro S.A. ADR	93,602	1,939,433
Royal Dutch Shell PLC	131,532	4,059,772
Suncor Energy Inc.††	40,330	1,025,995
Suncor Energy Inc.††	55,043	1,413,513
Total S.A.	9,914	438,036
		11,720,868

Integrated Telecommunication Services — 0.3%

China Unicom Hong Kong Ltd.	139,049	283,147
Telefonica S.A.	45,566	874,534
Telefonica S.A. ADR	23,396	447,332
		1,605,013

Internet Software & Services — 0.6%

Baidu Inc. ADR	36,385	3,889,920	(a)
Tencent Holdings Ltd.	3,398	70,334
		3,960,254

Investment Banking & Brokerage — 0.0%*

Egyptian Financial Group-Hermes Holding	64,717	182,205

IT Consulting & Other Services — 0.2%

Cap Gemini S.A.	22,017	733,099
HCL Technologies Ltd.	22,632	186,990

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Infosys Technologies Ltd.	3,139	$161,241
		1,081,330

Life & Health Insurance — 0.7%

AIA Group Ltd.	541,893	1,542,015
Ping An Insurance Group Co.	11,068	61,626
Prudential PLC	209,846	1,800,316
Sony Financial Holdings Inc.	68,000	1,038,877
		4,442,834

Marine — 0.0%*

AP Moller - Maersk A/S	34	200,024

Marine Ports & Services — 0.0%*

Mundra Port and Special Economic Zone Ltd.	84,145	281,080

Multi-Line Insurance — 0.3%

AXA S.A.	77,821	1,013,915
Porto Seguro S.A.	7,463	70,358
Zurich Financial Services AG	3,389	704,467
		1,788,740

Multi-Utilities — 0.3%

National Grid PLC	200,339	1,983,723

Oil & Gas Drilling — 0.0%*

China Oilfield Services Ltd.	143,512	183,644

Oil & Gas Equipment & Services — 0.1%

Cie Generale de Geophysique - Veritas	12,000	211,670	(a)
Gasfrac Energy Services Inc.	40,370	290,557	(a)
		502,227

Oil & Gas Exploration & Production — 0.2%

Afren PLC	428,013	536,398	(a)
Canadian Natural Resources Ltd.	24,342	718,779
CNOOC Ltd.	118,603	190,179
Pacific Rubiales Energy Corp.	5,494	117,045
		1,562,401

Packaged Foods & Meats — 0.7%

Nestle S.A.	52,886	2,905,426
Nestle S.A. ADR	5,664	312,086
Unilever N.V., CVA	31,172	988,135
		4,205,647

Pharmaceuticals — 0.9%

Bayer AG	16,766	926,559
Lijun International Pharmaceutical Holding Ltd.	279,947	26,298
Novartis AG	40,861	2,277,789
Novartis AG ADR	33,221	1,852,735

	Number of Shares	Fair Value

Teva Pharmaceutical Industries Ltd. ADR	16,832	$626,487
		5,709,868

Precious Metals & Minerals — 0.0%*

Aquarius Platinum Ltd.	64,145	176,039

Real Estate Operating Companies — 0.0%*

Iguatemi Empresa de Shopping Centers S.A. (REIT)	10,491	178,029

Regional Banks — 0.2%

The Bank of Yokohama Ltd.	196,787	987,469

Restaurants — 0.1%

Arcos Dorados Holdings Inc.	25,701	596,006

Security & Alarm Services — 0.0%*

G4S PLC††	46,606	192,635
G4S PLC††	28,328	115,032
		307,667

Semiconductors — 0.8%

Samsung Electronics Company Ltd.	4,277	2,986,443
Taiwan Semiconductor Manufacturing Company Ltd.	942,876	2,122,189
Taiwan Semiconductor Manufacturing Company Ltd. ADR	7,575	86,582
		5,195,214

Specialized Finance — 0.1%

Deutsche Boerse AG	13,013	659,098

Specialty Chemicals — 0.1%

Neo Material Technologies Inc.	30,356	185,856	(a)
Novozymes A/S	2,025	288,345
		474,201

Steel — 0.3%

Mechel ADR	12,448	126,845
Mechel Preference ADR	32,623	130,492
Tata Steel Ltd.	10,254	86,355
ThyssenKrupp AG	26,079	641,730
Vale S.A. ADR	49,956	1,049,076	(h)
		2,034,498

Thrifts & Mortgage Finance — 0.0%*

Housing Development Finance Corp.	18,151	236,704

Tobacco — 0.0%*

ITC Ltd.	14,837	59,678

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

	Number of Shares	Fair Value

Trading Companies & Distributors — 0.2%

Mitsubishi Corp.	71,200	$1,450,545

Wireless Telecommunication Services — 1.0%

America Movil SAB de C.V. ADR	55,534	1,226,190
Millicom International Cellular S.A. SDR	2,047	203,783
Mobile Telesystems OJSC ADR	26,337	323,945
MTN Group Ltd.	53,943	885,130
Softbank Corp.	46,599	1,364,373
Vodafone Group PLC	816,651	2,102,577
		6,105,998

Total Common Stock (Cost $151,852,199)		132,862,967

Preferred Stock — 0.5%

Automobile Manufacturers — 0.2%

Volkswagen AG	11,722	1,549,185

Diversified Financial Services — 0.1%

Itau Unibanco Holding S.A.	22,384	350,306

Integrated Oil & Gas — 0.1%

Petroleo Brasileiro S.A.	25,145	258,731

Steel — 0.1%

Vale S.A.	32,835	693,935

Total Preferred Stock (Cost $2,976,712)		2,852,157

Total Foreign Equity (Cost $154,828,911)		135,715,124

		Principal Amount	Fair Value
Bonds and Notes — 33.0%

U.S. Treasuries — 6.2%

U.S. Treasury Bonds
3.75%	08/15/41	$5,415,400	6,304,717	(h)
4.38%	05/15/41	6,911,200	8,928,441	(h)
U.S. Treasury Notes
0.25%	08/31/13	547,800	546,452	(d,h)
0.95%	08/31/16	18,354,900	18,400,787	(d,h)
2.13%	08/15/21	4,611,300	4,692,736	(h)
			38,873,133

		Principal Amount	Fair Value

Agency Mortgage Backed — 12.4%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	$22,679	$24,158	(h)
5.00%	07/01/35 - 06/01/41	1,277,094	1,394,413	(h)
5.50%	05/01/20 - 04/01/39	537,112	592,780	(h)
6.00%	04/01/17 - 11/01/37	663,946	740,555	(h)
6.50%	06/01/29	5,658	6,421	(h)
7.00%	10/01/16 - 08/01/36	208,854	238,870	(h)
7.50%	12/01/30 - 09/01/33	5,416	6,319	(h)
8.00%	04/01/30 - 11/01/30	1,522	1,806	(h)
9.00%	04/01/16 - 06/01/21	847	953	(h)
5.50%	TBA	305,000	329,829	(c)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 06/01/19	47,300	50,335	(h)
4.50%	05/01/18 - 08/01/41	20,212,720	21,589,456	(h)
5.00%	07/01/20 - 06/01/41	2,242,642	2,452,572	(h)
5.32%	03/01/37	1,849	1,860	(i)
5.47%	04/01/37	803	854	(i)
5.50%	03/01/14 - 01/01/39	5,195,584	5,677,790	(h)
6.00%	07/01/14 - 08/01/35	2,051,424	2,283,518	(h)
6.50%	01/01/15 - 08/01/34	275,550	309,337	(h)
7.00%	10/01/16 - 12/01/33	71,314	80,981	(h)
7.50%	09/01/13 - 03/01/34	19,013	21,984	(h)
8.00%	12/01/12 - 11/01/33	7,555	8,773	(h)
8.50%	07/01/30 - 05/01/31	1,082	1,251	(h)
9.00%	04/01/16 - 12/01/22	2,817	3,080	(h)
4.00%	TBA	13,355,000	13,997,709	(c)
4.50%	TBA	16,506,000	17,518,317	(c)
5.00%	TBA	1,348,000	1,449,780	(c)
5.50%	TBA	260,000	281,694	(c)
6.00%	TBA	2,150,000	2,358,281	(c)
6.50%	TBA	568,000	626,043	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 03/20/41	2,793,897	3,033,809	(h)
5.00%	08/15/33	31,753	35,043	(h)
6.00%	04/15/30 - 09/15/36	107,212	120,646	(h)
6.50%	02/15/24 - 06/15/36	48,836	56,321	(h)
7.00%	03/15/12 - 10/15/36	43,571	50,783	(h)
8.00%	06/15/30	59	70	(h)
8.50%	10/15/17	10,089	11,384	(h)
9.00%	11/15/16 - 12/15/21	13,596	15,313	(h)
4.50%	TBA	2,465,000	2,671,829	(c)
			78,044,917

Agency Collateralized Mortgage Obligations — 0.6%

Collateralized Mortgage Obligation Trust (Class B)
0.84%	11/01/18	359	353	(d,f,o)
Fannie Mae Whole Loan
0.99%	08/25/43	609,685	11,934	(g)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	135,361	1,115	(g,h)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24	346,388	39,045	(g,p)
5.00%	02/15/38	95,404	8,335	(g,p)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Fair Value

5.00%	05/15/38	$128,829	$146,224
5.50%	04/15/17	3,292	51	(g,h,p)
6.37%	08/15/25	911,107	189,340	(g,i)

Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class 1980 IO)
7.50%	07/15/27	3,631	787	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	16,651	2,368	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	13,607	961	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	31,881	2,520	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 33) (Class 33 D)
8.00%	04/15/20	153	167	(h)
Federal Home Loan Mortgage Corp. STRIPS
8.00%	02/01/23 - 07/01/24	1,356	269	(g,h,p)
Federal Home Loan Mortgage STRIPS
3.02%	08/01/27	326	290	(d,f,h)
Federal National Mortgage Assoc. (Class 1IO2)
1.08%	11/25/33	328,628	9,639	(g,i)
Federal National Mortgage Assoc. REMIC
5.00%	08/25/38	128,624	145,742
5.00%	02/25/40 - 09/25/40	1,204,327	204,390	(g,p)
5.77%	07/25/38	431,611	50,759	(g)
5.77%	01/25/41	705,546	113,255	(g,i)
Federal National Mortgage Assoc. REMIC (Class B)
2.87%	12/25/22	489	447	(d,f,h)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	161,632	179,695
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	102,917	117,135
Federal National Mortgage Assoc. REMIC (Series 2003)
5.00%	08/25/17	2,802	108	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	12,908	672	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	151,605	10,419	(g,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IO)
1.22%	12/25/42	56,525	1,515	(g,h)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	3,338	95	(g,h,p)

		Principal Amount	Fair Value

Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
16.09%	03/25/31	$12,584	$13,947	(h)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	101,535	114,821
Federal National Mortgage Assoc. STRIPS
5.00%	05/25/38	114,461	11,403	(g,p)
6.00%	01/01/35	111,152	19,370	(g,p)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	163,516	18,515	(g,p)
5.00%	03/25/38	121,746	12,544	(g,p)
5.50%	12/01/33	32,204	4,492	(g,h,p)
7.50%	11/01/23	9,227	1,642	(g,h,p)
8.00%	08/01/23 - 07/01/24	2,898	570	(g,h,p)
8.50%	03/01/17 - 07/25/22	977	156	(g,h,p)
9.00%	05/25/22	491	110	(g,h,p)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	192,676	20,479	(g,p)
Government National Mortgage Assoc.
0.00%	02/20/40 - 01/20/41	2,598,949	478,828	(g,i,p)
4.50%	04/16/34 - 08/16/39	4,708,734	700,742	(g,p)
4.50%	11/20/39	390,416	431,234
5.00%	12/20/35 - 09/20/38	1,413,514	171,756	(g,p)
6.02%	02/20/40	751,508	166,763	(g,i)
6.37%	08/20/40 - 03/20/41	2,060,102	417,898	(g,i)
Government National Mortgage Assoc. (Class IC)
6.02%	04/16/37	352,010	67,108	(g)
Vendee Mortgage Trust
0.38%	04/15/40	1,365,767	27,315	(g,i)
0.58%	09/15/46	3,324,567	88,246	(g,i)
Vendee Mortgage Trust (Class IO)
0.85%	05/15/33	422,587	11,522	(g,h,i)
			4,017,091

Asset Backed — 0.4%
Bear Stearns Asset Backed Securities Trust
5.89%	01/25/34	974	706	(d,o)
Citicorp Residential Mortgage Securities Inc.
6.04%	09/25/36	150,000	122,610
Hertz Vehicle Financing LLC
2.60%	02/25/15	600,000	606,415	(b)
4.26%	03/25/14	1,000,000	1,036,661	(b,h)
Mid-State Trust (Class A3)
7.54%	07/01/35	2,388	2,379	(o)
Popular ABS Mortgage Pass- Through Trust (Class AF4)
5.30%	11/25/35	150,000	119,905
Residential Asset Securities Corp.
10.00%	07/25/32	1,475	839	(d,o)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Fair Value

Saxon Asset Securities Trust
5.23%	08/25/35	$339,340	$322,859
			2,212,374

Corporate Notes — 10.5%
Advanced Micro Devices Inc.
7.75%	08/01/20	212,000	207,760
AES El Salvador Trust
6.75%	02/01/16	100,000	97,500	(b)
AES Gener S.A.
5.25%	08/15/21	22,000	21,296	(b)
AES Panama S.A.
6.35%	12/21/16	102,000	109,140	(b)
Agilent Technologies Inc.
5.50%	09/14/15	250,000	273,573
Air Jamaica Ltd.
9.38%	07/08/15	5,714	5,886
Allergan Inc.
3.38%	09/15/20	446,000	458,042	(h)
Alliance One International Inc.
10.00%	07/15/16	160,000	132,000
Alpha Natural Resources Inc.
6.00%	06/01/19	222,000	207,015
America Movil SAB de C.V.
2.38%	09/08/16	200,000	193,400
6.13%	03/30/40	144,000	149,760
American Axle & Manufacturing Inc.
7.88%	03/01/17	217,000	203,980	(h)
American International Group Inc.
5.85%	01/16/18	370,000	366,559
Amgen Inc.
2.30%	06/15/16	176,000	180,199
4.10%	06/15/21	216,000	232,498
5.65%	06/15/42	262,000	316,848
Amsted Industries Inc.
8.13%	03/15/18	160,000	165,600	(b)
Anadarko Petroleum Corp.
5.95%	09/15/16	118,000	129,068
6.20%	03/15/40	392,000	408,102
6.45%	09/15/36	72,000	76,161
6.95%	06/15/19	296,000	343,367
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	353,000	377,950
5.38%	11/15/14	342,000	382,152
AON Corp.
3.13%	05/27/16	302,000	302,083
ArcelorMittal
5.50%	03/01/21	382,000	342,291
6.75%	03/01/41	428,000	369,879	(h)
Arch Coal Inc.
7.00%	06/15/19	209,000	198,550	(b)
Archer-Daniels-Midland Co.
5.77%	03/01/41	477,000	597,643	(h)
Arizona Public Service Co.
6.25%	08/01/16	45,000	51,960	(h)

		Principal Amount	Fair Value

AT&T Inc.
2.95%	05/15/16	$211,000	$217,731
3.88%	08/15/21	168,000	172,815
5.55%	08/15/41	144,000	155,033
5.60%	05/15/18	119,000	137,595
6.40%	05/15/38	784,000	909,937	(h)
6.70%	11/15/13	63,000	69,985
Baker Hughes Inc.
3.20%	08/15/21	479,000	482,707	(b,h)
Banco de Credito del Peru
4.75%	03/16/16	136,000	131,240	(b)
Banco do Brasil S.A.
5.88%	01/26/22	251,000	239,078	(b)
BanColombia S.A.
5.95%	06/03/21	253,000	244,778	(b)
6.13%	07/26/20	40,000	39,150
Bank of America Corp.
3.75%	07/12/16	500,000	454,905	(h)
5.42%	03/15/17	1,000,000	868,763	(h)
5.63%	07/01/20	350,000	322,372
6.50%	08/01/16	270,000	268,122
Banque Centrale de Tunisie S.A.
7.38%	04/25/12	200,000	205,000
BBVA Bancomer S.A.
4.50%	03/10/16	150,000	139,500	(b)
Boise Paper Holdings LLC
8.00%	04/01/20	278,000	281,823
Bombardier Inc.
7.75%	03/15/20	294,000	313,110	(b)
BP Capital Markets PLC
3.13%	10/01/15	116,000	119,860
4.50%	10/01/20	166,000	179,799
Capex S.A.
10.00%	03/10/18	45,000	36,900	(b)
Cargill Inc.
5.20%	01/22/13	218,000	229,562	(b)
6.00%	11/27/17	91,000	107,541	(b)
Case New Holland Inc.
7.88%	12/01/17	127,000	135,255
Caterpillar Inc.
3.90%	05/27/21	377,000	406,599	(h)
CCO Holdings LLC
7.88%	04/30/18	529,000	538,258	(h)
8.13%	04/30/20	181,000	188,240
Centrais Eletricas Brasileiras S.A.
6.88%	07/30/19	45,000	50,400	(b)
Central American Bank for Economic Integration
5.38%	09/24/14	170,000	182,368	(b)
CenturyLink Inc.
5.15%	06/15/17	245,000	230,019
CenturyLink Inc. (Series G)
6.88%	01/15/28	181,000	156,718
Chesapeake Energy Corp.
6.13%	02/15/21	198,000	199,485

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Fair Value

Chesapeake Midstream Partners LP
5.88%	04/15/21	$316,000	$300,200	(b)
Chrysler Group LLC
8.00%	06/15/19	200,000	156,000	(b)
Cincinnati Bell Inc.
8.25%	10/15/17	33,000	32,010
Cinemark USA Inc.
7.38%	06/15/21	174,000	164,430
Citigroup Inc.
5.00%	09/15/14	985,000	966,048	(h)
CityCenter Holdings LLC
7.63%	01/15/16	212,000	199,280	(b)
Clarendon Alumina Production Ltd.
8.50%	11/16/21	105,000	105,000	(b,h)
Consolidated Edison Company of New York Inc.
6.65%	04/01/19	461,000	579,163	(h)
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	36,000	43,475
Corp Nacional del Cobre de Chile
3.75%	11/04/20	139,000	138,182	(b)
5.63%	09/21/35	30,000	33,964	(b)
Credit Suisse AG
2.60%	05/27/16	253,000	260,471	(b)
Crown Castle Towers LLC
4.88%	08/15/40	300,000	312,235	(b,h)
6.11%	01/15/40	49,000	55,076	(b,h)
CVS Caremark Corp.
3.25%	05/18/15	87,000	91,563
5.75%	06/01/17	54,000	61,978
Danaher Corp.
2.30%	06/23/16	251,000	257,129
3.90%	06/23/21	50,000	53,778
DaVita Inc.
6.38%	11/01/18	212,000	203,520
Denbury Resources Inc.
6.38%	08/15/21	190,000	184,300
8.25%	02/15/20	151,000	158,550	(h)
DENTSPLY International Inc.
2.75%	08/15/16	240,000	241,653
4.13%	08/15/21	240,000	250,997
Devon Energy Corp.
5.60%	07/15/41	252,000	290,505
DirecTV Holdings LLC
3.55%	03/15/15	260,000	271,157	(h)
4.75%	10/01/14	279,000	302,268	(h)
Dolphin Energy Ltd.
5.89%	06/15/19	176,720	189,090	(b,h)
Dolphin Subsidiary II Inc.
7.25%	10/15/21	210,000	203,700	(b)
Dominion Resources Inc.
1.95%	08/15/16	168,000	167,240
4.90%	08/01/41	101,000	104,547

		Principal Amount	Fair Value

Drummond Company Inc.
9.00%	10/15/14	$163,000	$166,667	(b,h)
Dubai Electricity & Water Authority
7.38%	10/21/20	100,000	96,500	(b,h)
Duke Realty LP (REIT)
6.50%	01/15/18	130,000	139,746	(h)
EH Holding Corp.
6.50%	06/15/19	475,000	457,188	(b)
El Paso Pipeline Partners Operating Company LLC
5.00%	10/01/21	190,000	190,333
Empresa Nacional del Petroleo
6.25%	07/08/19	100,000	109,787	(b,h)
Energy Transfer Equity LP
7.50%	10/15/20	159,000	163,373
Energy Transfer Partners LP
6.70%	07/01/18	176,000	196,998
European Investment Bank
4.88%	01/17/17	710,000	831,776	(h)
Exelon Corp.
4.90%	06/15/15	334,000	361,519
First Citizens St. Lucia Ltd.
4.90%	02/09/16	150,000	153,155	(b)
First Horizon National Corp.
5.38%	12/15/15	374,000	378,541
FMG Resources August 2006 Pty Ltd.
7.00%	11/01/15	212,000	197,160	(b)
Ford Motor Credit Company LLC
5.00%	05/15/18	400,000	386,366
Forest Oil Corp.
7.25%	06/15/19	297,000	292,545
FPL Group Capital Inc.
2.60%	09/01/15	466,000	472,095	(h)
France Telecom S.A.
2.75%	09/14/16	239,000	237,162
4.13%	09/14/21	239,000	237,588
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	170,000	164,050	(b)
Frontier Communications Corp.
7.13%	03/15/19	438,000	417,195
Georgia-Pacific LLC
5.40%	11/01/20	641,000	652,100	(b)
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	100,000	101,750	(b,j)
Goldman Sachs Capital I
6.35%	02/15/34	185,000	167,528
Great Plains Energy Inc.
4.85%	06/01/21	251,000	264,273
Hanesbrands Inc.
6.38%	12/15/20	400,000	388,000
HCA Inc.
6.50%	02/15/20	375,000	366,563
7.50%	02/15/22	212,000	195,570

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Fair Value

HCP Inc. (REIT)
6.00%	01/30/17	$227,000	$239,006
Healthsouth Corp.
7.75%	09/15/22	212,000	192,390
Hewlett-Packard Co.
3.00%	09/15/16	239,000	240,993
4.30%	06/01/21	622,000	627,949	(h)
6.00%	09/15/41	239,000	252,080
Host Hotels & Resorts Inc. (REIT)
6.00%	11/01/20	1,052,000	1,023,070	(h)
HSBC Finance Corp.
6.68%	01/15/21	995,000	977,908	(b,h)
Huntington BancShares Inc.
7.00%	12/15/20	98,000	110,922
ING Bank N.V.
4.00%	03/15/16	290,000	291,780	(b)
Inversiones CMPC S.A.
4.75%	01/19/18	43,000	43,468	(b)
JPMorgan Chase & Co.
4.35%	08/15/21	359,000	362,771
5.13%	09/15/14	487,000	512,882
5.60%	07/15/41	252,000	263,240
Kinder Morgan Energy Partners LP
5.80%	03/01/21	239,000	266,718
Korea Development Bank
3.25%	03/09/16	348,000	335,470
Korea Hydro & Nuclear Power Company Ltd.
4.75%	07/13/21	200,000	199,568	(b)
6.25%	06/17/14	100,000	107,947	(b)
Korea National Oil Corp.
5.38%	07/30/14	100,000	105,803	(b)
Kraft Foods Inc.
4.13%	02/09/16	242,000	257,697
5.38%	02/10/20	503,000	569,256	(h)
6.50%	02/09/40	123,000	150,358
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	731,000	780,826	(h)
4.50%	07/16/18	446,000	523,995
Levi Strauss & Co.
7.63%	05/15/20	277,000	257,610
Linn Energy LLC
8.63%	04/15/20	175,000	180,250
Listrindo Capital BV
9.25%	01/29/15	100,000	98,148	(b)
Lockheed Martin Corp.
3.35%	09/15/21	239,000	236,640
4.85%	09/15/41	239,000	251,458
Lorillard Tobacco Co.
3.50%	08/04/16	246,000	246,339
7.00%	08/04/41	225,000	238,784
Lyondell Chemical Compan
8.00%	11/01/17	160,000	172,400	(b)

		Principal Amount	Fair Value

Majapahit Holding BV
7.25%	10/17/11	$200,000	$200,000	(b)
7.75%	10/17/16	100,000	111,000	(b)
Merrill Lynch & Company Inc.
6.88%	04/25/18	233,000	233,084
MetroPCS Wireless Inc.
6.63%	11/15/20	211,000	185,680
Midamerican Energy Holdings Co.
6.13%	04/01/36	39,000	46,713	(h)
Morgan Stanley
3.80%	04/29/16	129,000	118,929
5.50%	07/28/21	612,000	566,869
5.75%	01/25/21	474,000	436,112
6.00%	04/28/15	122,000	121,424
Mylan Inc.
7.88%	07/15/20	85,000	88,825	(b)
NAK Naftogaz Ukraine
9.50%	09/30/14	100,000	95,500
National Agricultural Cooperative Federation
4.25%	01/28/16	135,000	135,797	(b)
Nationwide Mutual Insurance Co.
7.88%	04/01/33	116,000	121,882	(b)
9.38%	08/15/39	52,000	60,578	(b)
Newfield Exploration Co.
5.75%	01/30/22	294,000	290,693
News America Inc.
6.65%	11/15/37	261,000	286,887
Nextel Communications Inc. (Series E)
6.88%	10/31/13	336,000	326,760
Nisource Finance Corp.
6.13%	03/01/22	294,000	333,126
Noble Holding International Ltd.
3.05%	03/01/16	390,000	401,390	(h)
Novelis Inc.
8.38%	12/15/17	247,000	244,530
NRG Energy Inc.
7.63%	01/15/18 - 05/15/19	132,000	122,560	(b)
Occidental Petroleum Corp.
1.75%	02/15/17	239,000	237,203	(h)
3.13%	02/15/22	239,000	238,932	(h)
Oglethorpe Power Corp.
5.38%	11/01/40	121,000	137,216
ONEOK Partners LP
6.13%	02/01/41	267,000	295,308	(h)
Pacific Gas & Electric Co.
5.80%	03/01/37	63,000	73,212
6.05%	03/01/34	276,000	329,414	(h)
Pacific Rubiales Energy Corp.
8.75%	11/10/16	100,000	107,250	(b)
PacifiCorp
6.00%	01/15/39	500,000	630,979	(h)
6.25%	10/15/37	6,000	7,766

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Fair Value

PAETEC Holding Corp.
8.88%	06/30/17	$415,000	$435,750	(h)
Pemex Project Funding Master Trust
6.63%	06/15/38	50,000	53,750
Pertamina Persero PT
5.25%	05/23/21	250,000	240,000	(b)
Petrobras International Finance Co.
3.88%	01/27/16	232,000	230,144
Petroleos Mexicanos
6.50%	06/02/41	250,000	258,750	(b)
8.00%	05/03/19	30,000	36,600
Petronas Global Sukuk Ltd.
4.25%	08/12/14	100,000	105,341	(b)
Philip Morris International Inc.
2.50%	05/16/16	251,000	258,766	(h)
Pioneer Natural Resources Co.
7.50%	01/15/20	275,000	308,678	(h)
Plains All American Pipeline LP
3.95%	09/15/15	214,000	225,189
Protective Life Corp.
8.45%	10/15/39	439,000	507,065
Prudential Financial Inc.
3.00%	05/12/16	251,000	245,618
5.40%	06/13/35	152,000	141,621
PTTEP Australia International Finance Proprietary Ltd.
4.15%	07/19/15	600,000	601,698	(b,h)
Qatari Diar Finance QSC
5.00%	07/21/20	100,000	106,750	(b)
QVC Inc.
7.50%	10/01/19	250,000	266,250	(b)
RailAmerica Inc.
9.25%	07/01/17	172,000	186,190
Range Resources Corp.
5.75%	06/01/21	212,000	219,950
Republic Services Inc.
5.25%	11/15/21	146,000	163,656
5.70%	05/15/41	165,000	186,910
Reynolds Group Issuer Inc.
8.75%	10/15/16	200,000	200,500	(b)
Roche Holdings Inc.
6.00%	03/01/19	259,000	316,442	(b,h)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.00%	06/03/21	400,000	340,000	(b,h)
Schlumberger Investment S.A.
3.30%	09/14/21	239,000	239,238	(b)
Schlumberger Norge AS
1.95%	09/14/16	120,000	119,337	(b)
Seagate HDD Cayman
7.75%	12/15/18	142,000	139,160	(b)
Solutia Inc.
7.88%	03/15/20	191,000	201,027

		Principal Amount	Fair Value

Southern Copper Corp.
5.38%	04/16/20	$234,000	$238,680
6.75%	04/16/40	73,000	71,723
Stoneheath RE
6.87%	12/29/49	508,000	416,641	(i)
Sunoco Logistics Partners Operations LP
4.65%	02/15/22	252,000	248,355
Susser Holdings LLC
8.50%	05/15/16	366,000	381,098
Teva Pharmaceutical Finance II BV
3.00%	06/15/15	467,000	489,533	(h)
Texas Instruments Inc.
2.38%	05/16/16	628,000	643,970	(h)
Textron Inc.
6.20%	03/15/15	330,000	354,476
The AES Corp.
8.00%	10/15/17	157,000	157,785
The Coca-Cola Co.
3.30%	09/01/21	150,000	156,469	(b)
The Goldman Sachs Group Inc.
3.63%	02/07/16	492,000	478,999
3.70%	08/01/15	343,000	335,825
5.25%	07/27/21	1,140,000	1,124,627
5.95%	01/18/18	179,000	184,287
6.00%	06/15/20	315,000	324,029
6.15%	04/01/18	155,000	160,623
6.75%	10/01/37	242,000	221,368
The Potomac Edison Co.
5.35%	11/15/14	15,000	16,404	(h)
The Procter & Gamble Co.
1.45%	08/15/16	240,000	240,021
Ticketmaster Entertainment LLC
10.75%	08/01/16	1,000,000	1,050,000	(h)
Time Warner Cable Inc.
4.00%	09/01/21	179,000	175,047
5.50%	09/01/41	299,000	295,534
6.75%	07/01/18	764,000	889,033	(h)
Time Warner Inc.
3.15%	07/15/15	370,000	382,695
5.88%	11/15/16	396,000	447,599
UBS AG
5.88%	07/15/16	257,000	264,692
UnitedHealth Group Inc.
5.80%	03/15/36	177,000	205,113	(h)
Vail Resorts Inc.
6.50%	05/01/19	418,000	411,730	(b)
Vale Overseas Ltd.
4.63%	09/15/20	554,000	537,380
Verizon Communications Inc.
5.50%	02/15/18	234,000	271,340	(h)
Visteon Corp.
6.75%	04/15/19	228,000	205,200	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Fair Value

WellPoint Inc.
2.38%	02/15/17	$120,000	$118,667	(h)
3.70%	08/15/21	240,000	241,391	(h)
Williams Partners LP
4.13%	11/15/20	62,000	61,519	(h)
Willis Group Holdings PLC
4.13%	03/15/16	259,000	263,277	(h)
Windstream Corp.
7.75%	10/01/21	226,000	218,090	(h)
7.88%	11/01/17	32,000	32,400	(h)
Woodside Finance Ltd.
4.50%	11/10/14	354,000	375,859	(b,h)
Wynn Las Vegas LLC
7.88%	05/01/20	409,000	428,428	(h)
XL Group Ltd.
5.75%	10/01/21	237,000	236,321
XL Group PLC (Series E)
6.50%	12/29/49	240,000	188,400	(h,i)
Xstrata Finance Canada Ltd.
5.80%	11/15/16	276,935	304,484	(b,h)
			66,364,784

Non-Agency Collateralized Mortgage Obligations — 2.2%

Banc of America Commercial Mortgage Inc.
5.37%	09/10/47	340,000	373,927	(i)
5.68%	07/10/46	260,000	242,571
5.73%	07/10/46	230,000	131,112
5.92%	02/10/51	720,000	757,603
6.39%	02/10/51	750,000	824,318	(i)
Banc of America Commercial Mortgage Inc. (Class A4)
5.63%	07/10/46	250,000	270,505
Banc of America Merrill Lynch Commercial Mortgage Inc.
5.89%	07/10/44	880,000	948,436	(i)
5.98%	02/10/51	370,000	329,111	(i)
6.44%	02/10/51	330,000	303,314	(i)
Banc of America Mortgage Securities Inc. (Class B1)
4.94%	01/25/36	16,366	147	(o)
Bear Stearns Commercial Mortgage Securities
4.93%	02/13/42	220,000	237,291	(i)
5.94%	09/11/38	260,000	249,815	(i)
6.16%	09/11/42	30,000	20,811	(o)
Bear Stearns Commercial Mortgage Securities (Class AJ)
5.91%	06/11/40	140,000	93,671
Bear Stearns Commercial Mortgage Securities (Class AM)
5.70%	04/12/38	230,000	224,838
Commercial Mortgage Pass Through Certificates
4.98%	05/10/43	130,000	139,919	(i)

		Principal Amount	Fair Value

Commercial Mortgage Pass Through Certificates (Class AM)
5.97%	06/10/46	$860,000	$820,384	(h)
Credit Suisse First Boston Mortgage Securities Corp. (Class CB1)
5.32%	10/25/35	28,757	2,468	(o)
Credit Suisse Mortgage Capital Certificates (Class C)
5.59%	02/15/39	525,000	406,500
Credit Suisse Mortgage Capital Certificates (Class CB1)
5.63%	02/25/36	21,339	802	(o)
DBUBS Mortgage Trust
5.73%	11/10/46	230,000	148,300	(b,h)
Extended Stay America Trust
5.50%	11/05/27	200,000	188,092	(b)
GS Mortgage Securities Corp. II
2.92%	08/10/44	240,000	240,802	(d,i)
5.73%	03/10/44	210,000	153,349	(b,i)
Indymac INDA Mortgage Loan Trust (Class B1)
4.65%	01/25/36	25,086	123	(o)
JP Morgan Chase Commercial Mortgage Securities Corp.
5.04%	03/15/46	145,000	155,537	(i)
5.34%	08/12/37	614,000	664,481	(i)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class A4)
5.44%	06/12/47	630,000	654,315
5.79%	02/12/51	955,000	1,029,479	(h)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class AM)
5.44%	05/15/45	370,000	357,323
6.10%	02/12/51	30,000	26,846
JP Morgan Chase Commercial Mortgage Securities Corp. (Class B)
5.69%	04/15/43	170,000	117,203
JP Morgan Chase Commercial Mortgage Securities Corp. (Class F)
6.39%	02/12/51	50,000	15,014	(o)
LB-UBS Commercial Mortgage Trust
5.00%	12/15/39	234,797	4,194	(d,o)
6.31%	04/15/41	180,000	160,659	(i)
LB-UBS Commercial Mortgage Trust (Class A2)
6.31%	04/15/41	610,000	666,811	(i)
LB-UBS Commercial Mortgage Trust (Class A4)
4.95%	09/15/30	130,000	140,472
5.16%	02/15/31	210,000	227,037
LB-UBS Commercial Mortgage Trust (Class AJ)
6.31%	04/15/41	70,000	48,258	(i)
Merrill Lynch Mortgage Trust
5.85%	05/12/39	165,000	111,601

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Fair Value

Merrill Lynch Mortgage Trust (Class AJ)
5.85%	05/12/39	$462,500	$370,532	(i)
Morgan Stanley Capital I
5.16%	10/12/52	80,000	86,477	(i)
5.48%	02/12/44	405,000	347,226	(h,i)
5.62%	12/12/49	190,000	193,041	(h)
5.90%	10/15/42	189,000	151,191
Morgan Stanley Capital I (Class A4)
5.81%	12/12/49	675,000	724,787	(h)
5.99%	08/12/41	90,000	101,127	(h,i)
Morgan Stanley Capital I (Class AM)
6.46%	01/11/43	230,000	220,510
Morgan Stanley Capital I (Class B)
5.90%	10/15/42	110,000	90,333
Vornado DP LLC
6.36%	09/13/28	90,000	81,243	(b,h)
Wachovia Bank Commercial Mortgage Trust
6.23%	06/15/45	170,000	109,317	(h)
Wachovia Bank Commercial Mortgage Trust (Class AM)
5.47%	01/15/45	170,000	165,927	(h,i)
Wells Fargo Mortgage Backed Securities Trust (Class B1)
5.50%	01/25/36 - 03/25/36	221,841	13,166	(o)
Wells Fargo Mortgage Backed Securities Trust (Class B2)
5.50%*	03/25/36	25,562	—	(o)
			14,142,316

Sovereign Bonds — 0.5%

Government of 1Malaysia Sukuk Global Berhad
3.93%	06/04/15	100,000	103,553	(b)
Government of Argentina
2.50%	12/31/38	53,160	17,942	(j)
5.12%	08/03/12	212,900	25,058	(d,i)
8.28%	12/31/33	56,021	36,974
Government of Belize
6.00%	02/20/29	105,300	63,706	(j)
Government of Brazil
5.63%	01/07/41	100,000	107,750
6.00%	02/20/29	21,000	12,705	(b,j)
8.25%	01/20/34	31,000	43,555
Government of Chile
3.25%	09/14/21	211,000	205,725
Government of Costa Rica
10.00%	08/01/20	39,000	52,553	(b)
Government of El Salvador
7.65%	06/15/35	70,000	68,075	(b,h)
Government of Grenada
4.50%	09/15/25	81,700	48,203	(b,j)
Government of Hungary
4.75%	02/03/15	300,000	294,000
6.38%	03/29/21	91,000	88,543
7.63%	03/29/41	36,000	35,100

		Principal Amount	Fair Value

Government of Lebanon
4.00%	12/31/17	$16,900	$16,520
Government of Mexico
5.75%	10/12/49	44,000	43,340
Government of Panama
6.70%	01/26/36	40,000	48,400
Government of Peruvian
6.55%	03/14/37	47,000	54,520
7.35%	07/21/25	100,000	124,500
Government of Poland
5.13%	04/21/21	46,000	45,885
6.38%	07/15/19	16,000	17,600
Government of Turkey
5.63%	03/30/21	100,000	102,250
Government of Ukraine
6.25%	06/17/16	200,000	177,750	(b)
Government of Uruguay
6.88%	09/28/25	48,647	57,160
Government of Venezuela
10.75%	09/19/13	42,000	41,265	(h)
Government of Vietnam
1.36%	03/12/16	16,043	14,315	(i)
Korea National Oil Corp.
2.88%	11/09/15	289,000	279,500	(b)
Province of Manitoba Canada
4.90%	12/06/16	38,000	44,304	(h)
Republic of Dominican
7.50%	05/06/21	100,000	97,500	(b)
Republic of Lebanese
6.10%	10/04/22	43,000	43,000
Republic of Lebanese
5.15%	11/12/18	43,000	42,518
Republic of Serbia
7.25%	09/28/21	200,000	186,250	(b)
Republic of Turkey
6.00%	01/14/41	200,000	190,500	(h)
Russian Foreign Bond - Eurobond
5.00%	04/29/20	100,000	98,250	(b)
United Mexican States
5.13%	01/15/20	46,000	49,795
			2,978,564

Municipal Bonds and Notes — 0.2%

Municipal Electric Authority of Georgia
6.64%	04/01/57	423,000	451,984
New Jersey State Turnpike Authority
7.10%	01/01/41	120,000	160,643
7.41%	01/01/40	305,000	420,165	(h)
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	65,000	72,855
South Carolina State Public Service Authority
6.45%	01/01/50	120,000	160,289

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Fair Value
State of California
5.70%	11/01/21	$175,000	$189,756
			1,455,692

FNMA — 0.0%*
Lehman TBA
5.50%	TBA	98,642	—	**	(c,m,o,q)

Total Bonds and Notes (Cost $205,958,868)			208,088,871

	Number of Shares
Exchange Traded Funds — 1.6%
Financial Select Sector SPDR Fund	49,770	588,779	(n)
Industrial Select Sector SPDR Fund	86,142	2,516,208	(n)
Vanguard MSCI Emerging Markets	10,000	358,900
Vanguard REIT ETF	129,693	6,597,483

Total Exchange Traded Funds (Cost $11,004,834)		10,061,370

Other Investments — 0.1%
GEI Investment Fund (Cost $785,824)		762,249	(k)

Total Investments in Securities (Cost $619,684,525)		592,222,854

Short-Term Investments — 12.1%
GE Institutional Money Market Fund Investment Class 0.09% (Cost $76,279,003)		76,279,003	(d,k)

Total Investments (Cost $695,963,528)		668,501,857

Liabilities in Excess of Other Assets, net — (6.2)%		(39,238,493)

NET ASSETS — 100.0%		$629,263,364

Other Information

The Fund had the following long future contract open at September 30, 2011:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index Futures	December 2011	20	$578,541	$23,613
FTSE 100 Index Futures	December 2011	7	555,099	(4,231)

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index Futures	December 2011	118	$7,569,700	$(356,700)
S&P 500 Emini Index Futures	December 2011	44	2,477,200	(113,100)
S&P Midcap 400 Emini Index Futures	December 2011	5	389,450	(23,165)
Topix Index Futures	December 2011	3	294,824	1,147
2 Yr. U.S. Treasury Notes Futures	December 2011	60	13,212,188	(17,087)
5 Yr. U.S. Treasury Notes Futures	December 2011	61	7,471,547	(6,504)
30 Yr. U.S. Treasury Bond Futures	December 2011	16	2,282,000	105,081

				$(390,946)

The Fund had the following short future contract open at September 30, 2011:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
Ultra long U.S. Treasury Bond Futures	December 2011	46	$(7,296,750)	$(696,763)
10 Yr. U.S. Treasury Notes Futures	December 2011	179	(23,286,781)	(152,969)

				$(849,732)

				$(1,240,678)

At September 30, 2011, the Fund had the following foreign currency forward exchange contracts:

Description	Unrealized Appreciation/ (Depreciation)
Sold 323,708,627 Japanese yen; Purchased $4,201,989 for settlement on 12/21/2011	$(2,531)
Sold 282,375,004 Japanese yen; Purchased $3,669,853 for settlement on 12/21/2011	2,199
Sold 5,862,000 Euro; Purchased $8,364,136 for settlement on 12/21/2011	501,669

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

The Fund was invested in the following Countries at September 30, 2011:

Country	Percentage (based on Fair Value)
United States	77.11%
United Kingdom	4.44%
Germany	2.26%
Japan	2.13%
Switzerland	1.61%
France	1.58%
Canada	1.48%
China	1.15%
South Korea	0.92%
Brazil	0.92%
India	0.59%
Hong Kong	0.51%
Netherlands	0.49%
Taiwan	0.49%
Spain	0.38%
Russian Federation	0.34%
Mexico	0.34%
Australia	0.31%
Sweden	0.28%
South Africa	0.22%
Ireland	0.22%
Singapore	0.22%
Indonesia	0.21%
Israel	0.17%
Chile	0.16%
Thailand	0.15%
Supranational	0.15%
Peru	0.14%
Denmark	0.12%
Argentina	0.11%
Luxembourg	0.11%
Malaysia	0.07%
Turkey	0.06%
Hungary	0.06%
Colombia	0.06%
Italy	0.05%
United Arab Emirates	0.04%
Ukraine	0.04%
Philippines	0.03%
Tunisia	0.03%
Serbia	0.03%
Egypt	0.03%
El Salvador	0.02%
Panama	0.02%
Trinidad And Tobago	0.02%

Country	Percentage (based on Fair Value)
Jamaica	0.02%
Qatar	0.02%
Lebanon	0.02%
Dominican Republic	0.01%
Belize	0.01%
Poland	0.01%
Uruguay	0.01%
Costa Rica	0.01%
Grenada	0.01%
Bolivarian Republic of Venezuela	0.01%

100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at September 30, 2011

Industry	Domestic	Foreign	Total
Integrated Oil & Gas	1.46%	1.79%	3.25%
Diversified Financial Services	1.09%	2.03%	3.12%
Pharmaceuticals	1.69%	0.85%	2.54%
Semiconductors	1.03%	0.78%	1.81%
Packaged Foods & Meats	0.92%	0.63%	1.55%
Exchange Traded Funds	1.51%	0.00%	1.51%
Wireless Telecommunication Services	0.59%	0.91%	1.50%
Communications Equipment	1.27%	0.17%	1.44%
Aerospace & Defense	0.88%	0.44%	1.32%
Internet Software & Services	0.74%	0.59%	1.33%
Systems Software	1.32%	0.00%	1.32%
Biotechnology	1.29%	0.00%	1.29%
Household Products	0.70%	0.55%	1.25%
Life & Health Insurance	0.42%	0.66%	1.08%
Diversified Metals & Mining	0.13%	0.91%	1.04%
Oil & Gas Exploration & Production	0.81%	0.23%	1.04%
Automobile Manufacturers	0.00%	1.00%	1.00%
Fertilizers & Agricultural Chemicals	0.34%	0.66%	1.00%
IT Consulting & Other Services	0.84%	0.16%	1.00%
Computer Hardware	0.95%	0.00%	0.95%
Integrated Telecommunication Services	0.69%	0.24%	0.93%
Electric Utilities	0.81%	0.10%	0.91%
Oil & Gas Equipment & Services	0.79%	0.08%	0.87%
Asset Management & Custody Banks	0.86%	0.00%	0.86%
Healthcare Equipment	0.86%	0.00%	0.86%
Industrial Gases	0.41%	0.42%	0.83%
Steel	0.40%	0.41%	0.81%
Soft Drinks	0.80%	0.00%	0.80%
Healthcare Services	0.56%	0.23%	0.79%
Multi-Utilities	0.49%	0.30%	0.79%
Property & Casualty Insurance	0.76%	0.00%	0.76%
Life Sciences Tools & Services	0.65%	0.00%	0.65%
Industrial Machinery	0.25%	0.38%	0.63%
Industrial Conglomerates	0.00%	0.60%	0.60%
Data Processing & Outsourced Services	0.56%	0.00%	0.56%
Movies & Entertainment	0.56%	0.00%	0.56%
Application Software	0.20%	0.33%	0.53%
Advertising	0.40%	0.12%	0.52%
Multi-Line Insurance	0.24%	0.27%	0.51%
Electrical Components & Equipment	0.39%	0.10%	0.49%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2011

Industry	Domestic	Foreign	Total
Specialized Finance	0.38%	0.10%	0.48%
Apparel, Accessories & Luxury Goods	0.16%	0.27%	0.43%
General Merchandise Stores	0.41%	0.00%	0.41%
Independent Power Producers & Energy Traders	0.41%	0.00%	0.41%
Construction & Engineering	0.10%	0.29%	0.39%
Oil & Gas Storage & Transportation	0.36%	0.00%	0.36%
Distillers & Vintners	0.00%	0.35%	0.35%
Home Improvement Retail	0.35%	0.00%	0.35%
Restaurants	0.26%	0.09%	0.35%
Brewers	0.26%	0.07%	0.33%
Trading Companies & Distributors	0.11%	0.22%	0.33%
Cable & Satellite	0.32%	0.00%	0.32%
Construction & Farm Machinery & Heavy Trucks	0.21%	0.09%	0.30%
Security & Alarm Services	0.25%	0.05%	0.30%
Consumer Finance	0.29%	0.00%	0.29%
Healthcare Supplies	0.00%	0.29%	0.29%
Air Freight & Logistics	0.28%	0.00%	0.28%
Food Retail	0.00%	0.26%	0.26%
Research & Consulting Services	0.26%	0.00%	0.26%
Specialty Chemicals	0.19%	0.07%	0.26%
Casinos & Gaming	0.19%	0.06%	0.25%
Diversified Real Estate Activities	0.00%	0.25%	0.25%
Gold	0.00%	0.24%	0.24%
Hypermarkets & Super Centers	0.09%	0.15%	0.24%
Investment Banking & Brokerage	0.21%	0.03%	0.24%
Thrifts & Mortgage Finance	0.18%	0.04%	0.22%
Diversified Support Services	0.00%	0.20%	0.20%
Hotels, Resorts & Cruise Lines	0.13%	0.07%	0.20%
Regional Banks	0.04%	0.15%	0.19%
Tobacco	0.18%	0.01%	0.19%
Home Furnishing Retail	0.17%	0.00%	0.17%
Agricultural Products	0.13%	0.03%	0.16%
Reinsurance	0.16%	0.00%	0.16%
Automotive Retail	0.15%	0.00%	0.15%
Building Products	0.00%	0.14%	0.14%
Coal & Consumable Fuels	0.10%	0.04%	0.14%
Home Entertainment Software	0.14%	0.00%	0.14%
Drug Retail	0.13%	0.00%	0.13%
Electronic Components	0.02%	0.11%	0.13%
Oil & Gas Drilling	0.10%	0.03%	0.13%
Department Stores	0.10%	0.02%	0.12%
Office REITs	0.12%	0.00%	0.12%
Broadcasting	0.08%	0.03%	0.11%
Computer Storage & Peripherals	0.11%	0.00%	0.11%
Diversified Capital Markets	0.00%	0.11%	0.11%
Electronic Equipment & Instruments	0.00%	0.11%	0.11%
Real Estate Services	0.11%	0.00%	0.11%
Specialized REITs	0.11%	0.00%	0.11%
Apparel Retail	0.06%	0.02%	0.08%
Human Resource & Employment Services	0.00%	0.08%	0.08%
Rail Roads	0.08%	0.00%	0.08%

Industry	Domestic	Foreign	Total
Distributors	0.07%	0.00%	0.07%
Diversified Chemicals	0.07%	0.00%	0.07%
Internet Retail	0.07%	0.00%	0.07%
Retail REITs	0.07%	0.00%	0.07%
Specialty Stores	0.07%	0.00%	0.07%
Healthcare Facilities	0.06%	0.00%	0.06%
Home Building	0.06%	0.00%	0.06%
Oil & Gas Refining & Marketing	0.06%	0.00%	0.06%
Precious Metals & Minerals	0.03%	0.03%	0.06%
Water Utilities	0.06%	0.00%	0.06%
Airlines	0.00%	0.05%	0.05%
Environmental & Facilities Services	0.05%	0.00%	0.05%
Food Distributors	0.05%	0.00%	0.05%
Healthcare Technology	0.05%	0.00%	0.05%
Personal Products	0.05%	0.00%	0.05%
Healthcare Distributors	0.04%	0.00%	0.04%
Marine Ports & Services	0.00%	0.04%	0.04%
Semiconductor Equipment	0.04%	0.00%	0.04%
Diversified Banks	0.00%	0.03%	0.03%
Marine	0.00%	0.03%	0.03%
Real Estate Operating Companies	0.00%	0.03%	0.03%
Electronic Manufacturing Services	0.00%	0.02%	0.02%
Gold Mining	0.00%	0.02%	0.02%
Commodity Chemicals	0.00%	0.01%	0.01%
Heavy Electrical Equipment	0.00%	0.01%	0.01%
Homebuilding	0.00%	0.01%	0.01%
Household Appliances	0.00%	0.01%	0.01%

			57.35%

Sector	Percentage (based on Fair Value)
Agency Mortgage Backed	11.67%
Corporate Notes	9.93%
U.S. Treasuries	5.81%
Non-Agency Collateralized Mortgage Obligations	2.12%
Agency Collateralized Mortgage Obligations	0.60%
Sovereign Bonds	0.45%
Asset Backed	0.33%
Municipal Bonds and Notes	0.22%

31.13%

Short Term and Other Investments
Short-Term	11.41%
Other Investments	0.11%

11.52%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund	(unaudited)

Paul M. Colonna President and Chief Investment Officer –Fixed Income

The Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Vita Marie Pike. The team is led by Mr. Colonna, who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative. See portfolio managers’ biographical information beginning on page 160.

Q.	How did the GE Institutional Income Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?

A.	For the twelve-month period ended September 30, 2011, the GE Institutional Income Fund returned 6.01% for the Investment Class shares and 5.91% for the Service Class shares. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index returned 5.26% and the Fund’s Morningstar peer group of 1,180 U.S. Intermediate-Term Bond funds returned an average of 3.50% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.

The focus for investors over the twelve-month period ended September 30th, 2011 was on two main themes: 1) the sustainability of the U.S. economic recovery and the European debt crisis. From October 2010 through April 2011, U.S. Treasury yields increased and credit spreads tightened as the U.S. recovery appeared to pick up steam. These trends reversed in May 2011 through the end of September 2011 as the debt crisis in Greece brought fears of contagion into Italy and Spain raising concerns of a global financial crisis. Economic growth began to falter undermined by low job growth and lack of confidence. U.S. Treasury 10-year and 30-year yields ended the period at 1.92% and 2.91%, respectively, down 59 and 77 basis points from September 30th 2010.

Investment grade credit spreads, in general, were nearly 60 basis points wider, particularly among the financial/banking sector. B-rated high yield credit spreads finished the period 190 basis points wider on average.

Q.	What were the primary drivers behind Fund performance?

A.	The primary drivers behind the Fund’s performance during the period were the sector weightings relative to its benchmark and its duration and yield curve positioning. During the period, the Fund was overweight commercial mortgage-backed securities and held non-index allocations to high yield and emerging market debt. These sectors had a large positive impact to the Fund’s performance through April of 2011 as credit spreads tightened. As credit spreads widened after May, the overweight in these sectors had a negative impact on performance. During the period, the Fund maintained a long duration bias versus its benchmark index, which hurt performance early in the period but significantly added value in the last three months. The Fund’s yield curve positioning for a flatter yield curve benefited performance as longer rates fell more than shorter rates.

Q.	Were there any significant changes in the Fund during the period?

A.	Early in 2011, the Fund’s allocations to high yield and emerging market debt were reduced to avoid expected volatility around the debt crisis in Europe. The overweight in commercial mortgage-backed securities was also reduced as the U.S. recovery showed signs of weakening. As credit spreads widened in the third quarter, we added back exposure to high yield debt and increased the allocation to agency mortgage-backed securities. The Fund’s duration during the period maintained a long bias versus its benchmark, ranging from neutral to +1 year, primarily due to the slowdown in economic growth.

Income Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

April 01, 2011 - September 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,050.80	1.03
Service Class	1,000.00	1,049.85	2.31
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.78	1.01
Service Class	1,000.00	1,022.56	2.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.20% for Investment Class shares and 0.45% for Service Class shares (for the period April 01, 2011 - September 30, 2011), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2011 were as follows: 5.08% for Investment Class shares, and 4.98% for Service Class shares. Past performance does not guarantee future results.

Income Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital. The Funds seeks its objective by investing at least 80% of its net assets under normal circumstances in debt securities and investing primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.

Morningstar Performance Comparison

Intermediate-Term Bond Peer Group

Based on average annual returns for periods ended September 30, 2011

	One Year	Five Year	Ten Year
Number of funds in peer group	1,180	862	568
Peer group average annual total return	3.50%	5.12%	4.70%

Morningstar Category in peer group : Intermediate-Term Bond

Quality Ratings as of September 30, 2011

as a % of Fair Value (b)(c)

Moody’s/S&P Rating*	Percentage of Market Value
Aaa / AAA	23.23%
Aa / AA	44.28%
A / A	11.33%
Baa / BBB	11.92%
Ba / BB and lower	9.13%
NR / Other	0.11%
100.00%

Sector Allocation as of September 30, 2011

Portfolio Composition as a % of the Fair Value of $423,668 (in thousands) as of September 30, 2011(b)(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2011

Investment Class Shares (Inception date: 11/21/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Income Fund	6.01%	5.34%	4.99%	$16,273
Barclays Capital U.S. Aggregate Bond Index	5.26%	6.53%	5.66%	$17,349

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2011

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending value of a $10,000 investment (a)
Income Fund	5.91%	5.52%	5.18%	$13,539
Barclays Capital U.S. Aggregate Bond Index	5.26%	6.53%	6.04%	$14,221

An investment in the GE Institutional Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. It is possible to lose money by investing in the Fund.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of short-term investment in the GE Institutional Money Market Fund.

*	Moody’s Investors Services Inc, Standard & Poor’s are nationally recognized statistical rating organizations.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Income Fund

Schedule of Investments	September 30, 2011

Income Fund

		Principal Amount	Fair Value

Bonds and Notes — 92.0%†

U.S. Treasuries — 14.1%

U.S. Treasury Bonds
3.75%	08/15/41	$9,995,600	$11,637,077	(h)
4.38%	05/15/41	11,846,500	15,304,256	(h)
U.S. Treasury Notes
0.25%	06/30/13 - 08/31/13	12,851,500	12,835,117	(d,h)
0.95%	08/31/16	11,518,300	11,547,096	(d)
2.13%	08/15/21	1,449,800	1,475,403
			52,798,949

Agency Mortgage Backed — 35.7%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	62,073	66,121	(h)
5.00%	07/01/35 - 06/01/41	2,442,979	2,668,404	(h)
5.50%	05/01/20 - 04/01/39	1,469,684	1,622,067	(h)
6.00%	04/01/17 - 11/01/37	2,166,393	2,415,191	(h)
6.50%	07/01/29 - 10/01/33	6,731	7,608	(h)
7.00%	10/01/16 - 08/01/36	171,582	197,374	(h)
7.50%	09/01/12 - 09/01/33	13,488	15,683	(h)
8.00%	11/01/30	37,187	44,108	(h)
8.50%	04/01/30 - 05/01/30	52,667	63,189	(h)
9.00%	12/01/16	1,705	1,920	(h)
9.50%	04/01/21	111	126	(h)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 06/01/19	238,766	254,085	(h)
4.50%	05/01/18 - 08/01/41	39,567,602	42,242,569	(h)
5.00%	07/01/20 - 06/01/41	5,070,837	5,535,786	(h)
5.32%	03/01/37	6,580	6,619	(i)
5.47%	04/01/37	2,858	3,039	(i)
5.50%	10/01/24	54,999	56,119	(h,i)
5.50%	03/01/14 - 01/01/39	13,643,938	14,893,147	(h)
6.00%	02/01/14 - 08/01/35	3,823,290	4,259,486	(h)
6.50%	07/01/17 - 08/01/36	448,427	500,386	(h)
7.00%	08/01/13 - 02/01/34	77,994	86,540	(h)
7.50%	08/01/13 - 03/01/34	262,316	304,684	(h)
8.00%	12/01/12 - 11/01/33	133,508	155,682	(h)
8.50%	05/01/31	8,241	9,718	(h)
9.00%	04/01/16 - 12/01/22	12,860	14,054	(h)
4.00%	TBA	23,240,000	24,358,425	(c)
4.50%	TBA	12,522,000	13,283,102	(c)
5.00%	TBA	1,083,000	1,163,887	(c)
5.50%	TBA	75,000	81,258	(c)
6.00%	TBA	7,361,000	8,031,418	(c)
6.50%	TBA	3,472,000	3,826,795	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 03/20/41	4,088,038	4,441,457	(h)
5.00%	08/15/33	113,320	125,062	(h)
6.00%	04/15/27 - 09/15/36	566,319	637,285	(h)
6.50%	04/15/19 - 09/15/36	436,782	503,014	(h)

		Principal Amount	Fair Value

7.00%	03/15/12 - 10/15/36	$183,869	$214,633	(h)
7.50%	01/15/23 - 10/15/33	27,973	32,634	(h)
8.00%	02/15/30 - 09/15/30	1,643	1,904	(h)
8.50%	10/15/17	7,455	8,411	(h)
9.00%	11/15/16 - 12/15/21	49,296	55,490	(h)
4.50%	TBA	1,525,000	1,652,957	(c)
5.50%	TBA	255,000	281,695	(c)
			134,123,132

Agency Collateralized Mortgage Obligations — 2.2%

Collateralized Mortgage Obligation Trust (Class B)
0.84%	11/01/18	769	757	(d,f,h,o)
Fannie Mae Whole Loan
0.99%	08/25/43	1,576,220	30,852	(g)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	1,581,501	13,032	(g,h)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24	571,911	64,466	(g,p)
5.00%	02/15/38	250,435	21,879	(g,p)
5.00%	05/15/38	339,640	385,499	(h)
5.50%	04/15/17	19,134	296	(g,h,p)
6.37%	08/15/25	1,432,668	297,727	(g,i)
Federal Home Loan Mortgage Corp. REMIC (Class YQ)
5.00%	05/15/17	17,269	671	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class 1980 IO)
7.50%	07/15/27	11,103	2,408	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	202,190	28,750	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	166,340	11,749	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	32,312	1,607	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2647) (Class DI)
4.50%**	10/15/16	783	—	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2722) (Class PI)
5.00%	06/15/28	9,010	54	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	120,533	9,527	(g,h,p)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	11/15/17 - 05/15/18	$95,918	$4,598	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2795) (Class IC)
5.00%	07/15/17	17,424	315	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 33) (Class 33 D)
8.00%	04/15/20	274	299	(h)
Federal Home Loan Mortgage Corp. STRIPS
8.00%	02/01/23 - 07/01/24	10,200	2,025	(g,h,p)
Federal Home Loan Mortgage Corp. STRIPS (Series 227) (Class IO)
5.00%	12/01/34	54,543	7,330	(g,p)
Federal Home Loan Mortgage STRIPS
3.02%	08/01/27	2,571	2,287	(d,f,h)
Federal National Mortgage Assoc. (Class 1IO2)
1.08%	11/25/33	629,989	18,478	(g,i)
Federal National Mortgage Assoc. REMIC
5.00%	08/25/38	321,088	363,822	(h)
5.00%	02/25/40 - 09/25/40	2,070,122	337,689	(g,p)
5.77%	07/25/38	827,843	97,357	(g)
5.77%	01/25/41	1,238,210	198,759	(g,i)
Federal National Mortgage Assoc. REMIC (Class B)
2.87%	12/25/22	694	633	(d,f,h)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	412,161	458,223
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	290,588	330,734
Federal National Mortgage Assoc. REMIC (Series 1992) (Class K)
12.40%	05/25/22	9	191	(g,h)
Federal National Mortgage Assoc. REMIC (Series 2003)
5.00%	08/25/17	40,282	1,547	(g,h,p)
7.27%	05/25/18	290,120	37,602	(g,h)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	67,783	3,529	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	414,230	28,468	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IO)
1.22%	12/25/42	323,092	8,659	(g,h)

		Principal Amount	Fair Value

Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	$16,181	$460	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
16.09%	03/25/31	173,015	191,763	(h)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	256,651	290,234	(h)
Federal National Mortgage Assoc. STRIPS
1.67%	12/01/34	112,017	106,781	(d,f,h)
5.00%	05/25/38	316,673	31,548	(g,h,p)
6.00%	01/01/35	300,688	52,399	(g,h,p)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	426,335	48,273	(g,h,p)
5.00%	03/25/38	320,558	33,029	(g,h,p)
5.50%	12/01/33	95,638	13,341	(g,h,p)
7.50%	11/01/23	57,305	10,197	(g,h,p)
8.00%	08/01/23 - 07/01/24	21,061	4,153	(g,h,p)
8.50%	03/01/17 - 07/25/22	1,964	310	(g,h,p)
9.00%	05/25/22	696	156	(g,h,p)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	544,508	57,873	(g,h,p)
Government National Mortgage Assoc.
0.00%	02/20/40 - 01/20/41	4,580,587	843,809	(g,i,p)
4.50%	04/16/34 - 08/16/39	8,739,618	1,302,101	(g,p)
4.50%	11/20/39	739,348	816,647
5.00%	12/20/35 - 09/20/38	3,183,299	397,009	(g,p)
6.02%	02/20/40	1,310,667	290,842	(g,i)
6.37%	08/20/40 - 03/20/41	3,598,510	729,970	(g,i)
Government National Mortgage Assoc. (Class IC)
6.02%	04/16/37	912,744	174,009	(g)
Vendee Mortgage Trust
0.38%	04/15/40	2,912,018	58,240	(g,i)
0.58%	09/15/46	5,227,704	138,762	(g,i)
Vendee Mortgage Trust (Class IO)
0.85%	05/15/33	1,092,514	29,789	(g,i)
			8,393,514

Asset Backed — 0.6%

Bear Stearns Asset Backed Securities Trust
5.89%	01/25/34	10,620	7,696	(d,h,o)
Chase Funding Mortgage Loan Asset-Backed Certificates
3.99%	11/25/33	558,041	492,082	(j)
Citicorp Residential Mortgage Securities Inc.
6.04%	09/25/36	390,000	318,786
Countrywide Asset-Backed Certificates
1.09%	05/25/33	1,007	777
5.00%	08/25/32	6,356	3,847	(d,h,o)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Fair Value

Countrywide Asset-Backed Certificates (Class 2A1)
3.35%	06/25/33	$555	$486	(d,o)
Countrywide Asset-Backed Certificates (Class A1)
1.03%	03/25/33	30,919	22,602
Hertz Vehicle Financing LLC
2.60%	02/25/15	1,000,000	1,010,692	(b,h)
Mid-State Trust (Class A3)
7.54%	07/01/35	3,907	3,893	(o)
Popular ABS Mortgage Pass- Through Trust (Class AF4)
5.30%	11/25/35	375,000	299,762
Residential Asset Mortgage Products Inc. (Class A2)
8.25%	06/25/32	5,455	4,257	(d,o)
Residential Asset Securities Corp.
10.00%	07/25/32	8,067	4,592	(d,o)
Residential Asset Securities Corp. (Class A2)
7.00%	06/25/33	8,458	4,178	(d,o)
			2,173,650

Corporate Notes — 30.1%

Advanced Micro Devices Inc.
7.75%	08/01/20	371,000	363,580
AES El Salvador Trust
6.75%	02/01/16	100,000	97,500	(b)
AES Gener S.A.
5.25%	08/15/21	37,000	35,815	(b)
AES Panama S.A.
6.35%	12/21/16	252,000	269,640	(b)
Agilent Technologies Inc.
5.50%	09/14/15	430,000	470,546
Air Jamaica Ltd.
9.38%	07/08/15	11,429	11,771
Allergan Inc.
3.38%	09/15/20	859,000	882,192
Alliance One International Inc.
10.00%	07/15/16	429,000	353,925
Alpha Natural Resources Inc.
6.00%	06/01/19	367,000	342,228
America Movil SAB de C.V.
2.38%	09/08/16	293,000	283,331
6.13%	03/30/40	251,000	261,040
American Axle & Manufacturing Inc.
7.88%	03/01/17	380,000	357,200
American International Group Inc.
5.85%	01/16/18	638,000	632,067
Amgen Inc.
2.30%	06/15/16	291,000	297,942
4.10%	06/15/21	409,000	440,239
5.65%	06/15/42	412,000	498,250

		Principal Amount	Fair Value

Amsted Industries Inc.
8.13%	03/15/18	$431,000	$446,085	(b)
Anadarko Petroleum Corp.
5.95%	09/15/16	209,000	228,604
6.20%	03/15/40	842,000	876,586
6.45%	09/15/36	126,000	133,281
6.95%	06/15/19	489,000	567,252
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	684,000	732,345
5.38%	11/15/14	462,000	516,241
AON Corp.
3.13%	05/27/16	497,000	497,137
ArcelorMittal
5.50%	03/01/21	617,000	552,863
6.75%	03/01/41	707,000	610,992
Arch Coal Inc.
7.00%	06/15/19	219,000	208,050	(b)
Archer-Daniels-Midland Co.
5.77%	03/01/41	751,000	940,943
Arizona Public Service Co.
6.25%	08/01/16	290,000	334,852	(h)
AT&T Inc.
2.95%	05/15/16	325,000	335,368
3.88%	08/15/21	293,000	301,397
5.55%	08/15/41	251,000	270,231
5.60%	05/15/18	209,000	241,658
6.40%	05/15/38	614,000	712,629	(h)
6.70%	11/15/13	470,000	522,110
Baker Hughes Inc.
3.20%	08/15/21	838,000	844,486	(b)
Banco de Credito del Peru
4.75%	03/16/16	213,000	205,545	(b)
Banco do Brasil S.A.
5.88%	01/26/22	415,000	395,288	(b)
BanColombia S.A.
5.95%	06/03/21	281,000	271,868	(b)
6.13%	07/26/20	80,000	78,300
Bank of America Corp.
3.75%	07/12/16	830,000	755,143
5.42%	03/15/17	1,600,000	1,390,021
5.63%	07/01/20	475,000	437,504	(h)
6.50%	08/01/16	375,000	372,392
BBVA Bancomer S.A.
6.50%	03/10/21	200,000	184,500	(b)
Boise Paper Holdings LLC
8.00%	04/01/20	345,000	349,744
Bombardier Inc.
7.75%	03/15/20	387,000	412,155	(b)
BP Capital Markets PLC
3.13%	10/01/15	221,000	228,355
4.50%	10/01/20	221,000	239,372
Calpine Corp.
7.25%	10/15/17	67,000	64,655	(b)
Capex S.A.
10.00%	03/10/18	71,000	58,220	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Fair Value

Cargill Inc.
5.20%	01/22/13	$125,000	$131,630	(b,h)
6.00%	11/27/17	246,000	290,715	(b,h)
Case New Holland Inc.
7.88%	12/01/17	222,000	236,430
Caterpillar Inc.
3.90%	05/27/21	622,000	670,834
CCO Holdings LLC
7.88%	04/30/18	208,000	211,640
8.13%	04/30/20	398,000	413,920
Centrais Eletricas Brasileiras S.A.
6.88%	07/30/19	81,000	90,720	(b)
Central American Bank for Economic Integration
5.38%	09/24/14	410,000	439,829	(b)
CenturyLink Inc.
5.15%	06/15/17	416,000	390,562
CenturyLink Inc. (Series G)
6.88%	01/15/28	284,000	245,900
Chesapeake Energy Corp.
6.13%	02/15/21	349,000	351,618
Chesapeake Midstream Partners LP
5.88%	04/15/21	501,000	475,950	(b)
Chrysler Group LLC
8.00%	06/15/19	200,000	156,000	(b)
Cincinnati Bell Inc.
8.25%	10/15/17	731,000	709,070
Cinemark USA Inc.
7.38%	06/15/21	493,000	465,885
Citigroup Inc.
5.00%	09/15/14	1,248,000	1,223,987
CityCenter Holdings LLC
7.63%	01/15/16	371,000	348,740	(b)
Clarendon Alumina Production Ltd.
8.50%	11/16/21	185,000	185,000	(b,h)
CNPC HK Overseas Capital Ltd.
4.50%	04/28/21	200,000	205,825	(b)
Consolidated Edison Company of New York Inc.
6.65%	04/01/19	294,000	369,358
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	463,000	559,133
Corp Nacional del Cobre de Chile
3.75%	11/04/20	361,000	358,876	(b)
5.63%	09/21/35	82,000	92,835	(b)
Credit Suisse AG
2.60%	05/27/16	416,000	428,284	(b)
Crown Castle Towers LLC
4.88%	08/15/40	422,000	439,211	(b)
6.11%	01/15/40	201,000	225,924	(b,h)
CVS Caremark Corp.
3.25%	05/18/15	228,000	239,957
5.75%	06/01/17	154,000	176,753

		Principal Amount	Fair Value

Danaher Corp.
2.30%	06/23/16	$416,000	$426,158
3.90%	06/23/21	83,000	89,272
DaVita Inc.
6.38%	11/01/18	371,000	356,160
Denbury Resources Inc.
6.38%	08/15/21	314,000	304,580
8.25%	02/15/20	410,000	430,500	(h)
DENTSPLY International Inc.
2.75%	08/15/16	419,000	421,886
4.13%	08/15/21	419,000	438,199
Devon Energy Corp.
5.60%	07/15/41	416,000	479,564
Digicel Ltd.
8.25%	09/01/17	100,000	94,000	(b,h)
DirecTV Holdings LLC
3.55%	03/15/15	405,000	422,380
4.75%	10/01/14	418,000	452,861	(h)
Dolphin Energy Ltd.
5.89%	06/15/19	176,720	189,090	(b,h)
Dolphin Subsidiary II Inc.
7.25%	10/15/21	70,000	67,900	(b)
Dominion Resources Inc.
1.95%	08/15/16	293,000	291,675
4.90%	08/01/41	167,000	172,865
Drummond Company Inc.
9.00%	10/15/14	399,000	407,978	(b,h)
Dubai Electricity & Water Authority
6.38%	10/21/16	80,000	82,200	(b)
7.38%	10/21/20	100,000	96,500	(b)
Duke Realty LP (REIT)
6.50%	01/15/18	203,000	218,219
EH Holding Corp.
6.50%	06/15/19	612,000	589,050	(b)
El Paso Pipeline Partners Operating Company LLC
5.00%	10/01/21	335,000	335,586
Empresa Nacional del Petroleo
5.25%	08/10/20	100,000	103,374	(b)
6.25%	07/08/19	100,000	109,787	(b,h)
Energy Transfer Equity LP
7.50%	10/15/20	279,000	286,673
Energy Transfer Partners LP
6.70%	07/01/18	291,000	325,718
European Investment Bank
4.88%	01/17/17	1,090,000	1,276,951	(h)
Exelon Corp.
4.90%	06/15/15	426,000	461,099	(h)
First Citizens St. Lucia Ltd.
4.90%	02/09/16	150,000	153,155	(b)
First Horizon National Corp.
5.38%	12/15/15	672,000	680,160
FMG Resources August 2006 Pty Ltd.
7.00%	11/01/15	371,000	345,030	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Fair Value

Ford Motor Credit Company LLC
5.00%	05/15/18	$200,000	$193,183
5.88%	08/02/21	400,000	397,873
Forest Oil Corp.
7.25%	06/15/19	519,000	511,215
FPL Group Capital Inc.
2.60%	09/01/15	892,000	903,667
France Telecom S.A.
2.75%	09/14/16	418,000	414,786
4.13%	09/14/21	418,000	415,531
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	296,000	285,640	(b)
Frontier Communications Corp.
7.13%	03/15/19	726,000	691,515
Georgia-Pacific LLC
5.40%	11/01/20	578,000	588,009	(b)
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	100,000	101,750	(b,j)
Gold Fields Orogen Holding BVI Ltd.
4.88%	10/07/20	133,000	122,449	(b)
Goldman Sachs Capital I
6.35%	02/15/34	356,000	322,378
Great Plains Energy Inc.
4.85%	06/01/21	414,000	435,893
Hanesbrands Inc.
6.38%	12/15/20	1,088,000	1,055,360
HCA Inc.
6.50%	02/15/20	436,000	426,190
7.50%	02/15/22	371,000	342,248
HCP Inc. (REIT)
6.00%	01/30/17	353,000	371,670
Healthsouth Corp.
7.75%	09/15/22	371,000	336,683
Hewlett-Packard Co.
3.00%	09/15/16	418,000	421,486
4.30%	06/01/21	1,038,000	1,047,928
6.00%	09/15/41	418,000	440,877
Host Hotels & Resorts Inc. (REIT)
6.00%	11/01/20	651,000	633,098
HSBC Finance Corp.
6.68%	01/15/21	1,919,000	1,886,035	(b)
Huntington BancShares Inc.
7.00%	12/15/20	187,000	211,656
Indo Energy Finance BV
7.00%	05/07/18	100,000	89,000	(b)
ING Bank N.V.
4.00%	03/15/16	358,000	360,197	(b)
Ingles Markets Inc.
8.88%	05/15/17	100,000	104,750
Intelsat Jackson Holdings S.A.
7.25%	10/15/20	146,000	134,685	(b)

		Principal Amount	Fair Value

Intergas Finance BV
6.88%	11/04/11	$100,000	$99,880
Inversiones CMPC S.A.
4.75%	01/19/18	82,000	82,892	(b)
JPMorgan Chase & Co.
4.35%	08/15/21	628,000	634,597
5.13%	09/15/14	929,000	978,373	(h)
5.60%	07/15/41	416,000	434,556
KazMunaiGaz Finance Sub BV
9.13%	07/02/18	100,000	112,500	(b)
11.75%	01/23/15	100,000	114,500	(b)
Kinder Morgan Energy Partners LP
5.80%	03/01/21	419,000	467,594
Korea Development Bank
3.25%	03/09/16	423,000	407,770
4.00%	09/09/16	245,000	242,318
Korea Hydro & Nuclear Power Company Ltd.
4.75%	07/13/21	300,000	299,353	(b)
6.25%	06/17/14	150,000	161,921	(b)
Korea National Oil Corp.
5.38%	07/30/14	150,000	158,705	(b)
Kraft Foods Inc.
4.13%	02/09/16	466,000	496,227
5.38%	02/10/20	849,000	960,831
6.50%	02/09/40	213,000	260,375
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	633,000	676,146	(h)
4.50%	07/16/18	169,000	198,554
Levi Strauss & Co.
7.63%	05/15/20	722,000	671,460
Linn Energy LLC
8.63%	04/15/20	305,000	314,150
Listrindo Capital BV
9.25%	01/29/15	200,000	196,296	(b)
Lockheed Martin Corp.
3.35%	09/15/21	419,000	414,862
4.85%	09/15/41	419,000	440,841
Lorillard Tobacco Co.
3.50%	08/04/16	417,000	417,575
7.00%	08/04/41	385,000	408,587
Lyondell Chemical Compan
8.00%	11/01/17	403,000	434,233	(b)
Majapahit Holding BV
7.25%	10/17/11	348,000	348,000	(b)
7.75%	10/17/16	200,000	222,000	(b)
MDC-GMTN B.V.
5.50%	04/20/21	300,000	313,436	(b)
Merrill Lynch & Company Inc.
6.88%	04/25/18	617,000	617,222
MetroPCS Wireless Inc.
6.63%	11/15/20	696,000	612,480
Midamerican Energy Holdings Co.
6.13%	04/01/36	745,000	892,341	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Fair Value

Morgan Stanley
3.80%	04/29/16	$205,000	$188,996
5.50%	07/28/21	1,044,000	967,012
5.75%	01/25/21	832,000	765,496
6.00%	04/28/15	208,000	207,017
Mylan Inc.
7.88%	07/15/20	740,000	773,300	(b)
NAK Naftogaz Ukraine
9.50%	09/30/14	100,000	95,500
National Agricultural Cooperative Federation
4.25%	01/28/16	256,000	257,511	(b)
Nationwide Mutual Insurance Co.
7.88%	04/01/33	181,000	190,178	(b)
9.38%	08/15/39	81,000	94,362	(b)
NET Servicos de Comunicacao S.A.
7.50%	01/27/20	100,000	111,000
Newfield Exploration Co.
5.75%	01/30/22	518,000	512,173
News America Inc.
6.65%	11/15/37	342,000	375,921
Nextel Communications Inc. (Series E)
6.88%	10/31/13	586,000	569,885
Nisource Finance Corp.
6.13%	03/01/22	380,000	430,570
Noble Holding International Ltd.
3.05%	03/01/16	609,000	626,786
Novelis Inc.
8.38%	12/15/17	433,000	428,670
NRG Energy Inc.
7.63%	01/15/18 - 05/15/19	684,000	635,920	(b)
Occidental Petroleum Corp.
1.75%	02/15/17	419,000	415,850
3.13%	02/15/22	419,000	418,881
Oglethorpe Power Corp.
5.38%	11/01/40	234,000	265,360
ONEOK Partners LP
6.13%	02/01/41	439,000	485,543
Pacific Gas & Electric Co.
5.80%	03/01/37	125,000	145,262
6.05%	03/01/34	427,000	509,637
Pacific Rubiales Energy Corp.
8.75%	11/10/16	100,000	107,250	(b)
PacifiCorp
6.00%	01/15/39	250,000	315,490
6.25%	10/15/37	14,000	18,120
PAETEC Holding Corp.
8.88%	06/30/17	674,000	707,700
Pemex Project Funding Master Trust
6.63%	06/15/35 - 06/15/38	179,000	192,303
Petrobras International Finance Co.
3.88%	01/27/16	420,000	416,640

		Principal Amount	Fair Value

Petroleos Mexicanos
6.00%	03/05/20	$160,000	$175,040
8.00%	05/03/19	90,000	109,800
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	183,333	179,667
Petronas Capital Ltd.
5.25%	08/12/19	150,000	163,821	(b)
7.88%	05/22/22	100,000	127,023	(b)
Petronas Global Sukuk Ltd.
4.25%	08/12/14	400,000	421,363	(b)
Philip Morris International Inc.
2.50%	05/16/16	413,000	425,778
Pioneer Natural Resources Co.
7.50%	01/15/20	667,000	748,685
Plains All American Pipeline LP
3.95%	09/15/15	450,000	473,528
Power Sector Assets & Liabilities Management Corp.
7.39%	12/02/24	100,000	114,000	(b)
Protective Life Corp.
8.45%	10/15/39	761,000	878,990
Prudential Financial Inc.
3.00%	05/12/16	414,000	405,123
5.40%	06/13/35	292,000	272,062
PTTEP Canada International Finance Ltd.
5.69%	04/05/21	200,000	202,100	(b)
Qatari Diar Finance QSC
5.00%	07/21/20	200,000	213,500	(b)
QVC Inc.
7.50%	10/01/19	622,000	662,430	(b)
RailAmerica Inc.
9.25%	07/01/17	413,000	447,073
Range Resources Corp.
5.75%	06/01/21	371,000	384,913
Republic Services Inc.
5.25%	11/15/21	563,000	631,083	(h)
5.70%	05/15/41	254,000	287,728
Reynolds Group Issuer Inc.
8.75%	10/15/16	803,000	805,008	(b)
Roche Holdings Inc.
6.00%	03/01/19	972,000	1,187,573	(b)
Russian Railways
5.74%	04/03/17	100,000	99,472
Schlumberger Investment S.A.
3.30%	09/14/21	418,000	418,417	(b)
Schlumberger Norge AS
1.95%	09/14/16	209,000	207,846	(b)
Seagate HDD Cayman
7.75%	12/15/18	249,000	244,020	(b)
Solutia Inc.
7.88%	03/15/20	334,000	351,535
Southern Copper Corp.
5.38%	04/16/20	446,000	454,920
6.75%	04/16/40	166,000	163,095

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Fair Value

Stoneheath RE
6.87%	12/29/49	$927,000	$760,288	(i)
Sunoco Logistics Partners Operations LP
4.65%	02/15/22	416,000	409,983
Susser Holdings LLC
8.50%	05/15/16	640,000	666,400
Teva Pharmaceutical Finance II BV
3.00%	06/15/15	889,000	931,895
Texas Instruments Inc.
2.38%	05/16/16	1,034,000	1,060,295
Textron Inc.
6.20%	03/15/15	576,000	618,721
The AES Corp.
8.00%	10/15/17	419,000	421,095
The Coca-Cola Co.
3.30%	09/01/21	918,000	957,592	(b)
The Goldman Sachs Group Inc.
3.63%	02/07/16	610,000	593,881
3.70%	08/01/15	438,000	428,838
5.25%	07/27/21	1,986,000	1,959,219
5.95%	01/18/18	314,000	323,274
6.00%	06/15/20	517,000	531,820
6.15%	04/01/18	288,000	298,447
6.75%	10/01/37	428,000	391,510
The Potomac Edison Co.
5.35%	11/15/14	178,000	194,666	(h)
The Procter & Gamble Co.
1.45%	08/15/16	419,000	419,037
Ticketmaster Entertainment LLC
10.75%	08/01/16	1,000,000	1,050,000	(h)
Time Warner Cable Inc.
4.00%	09/01/21	314,000	307,066
5.50%	09/01/41	523,000	516,937
6.75%	07/01/18	1,652,000	1,922,360	(h)
Time Warner Inc.
3.15%	07/15/15	992,000	1,026,036
5.88%	11/15/16	463,000	523,329
TNK-BP Finance S.A.
6.13%	03/20/12	200,000	202,000
7.25%	02/02/20	7,000	7,018	(b)
Transnet Ltd.
4.50%	02/10/16	200,000	205,510	(b)
UBS AG
5.88%	07/15/16	401,000	413,002
UnitedHealth Group Inc.
5.80%	03/15/36	335,000	388,207
Vail Resorts Inc.
6.50%	05/01/19	731,000	720,035	(b)
Verizon Communications Inc.
5.50%	02/15/18	364,000	422,085
Vimpel Communications Via VIP Finance Ireland Limited OJSC
7.75%	02/02/21	200,000	166,240	(b)

		Principal Amount	Fair Value

Visteon Corp.
6.75%	04/15/19	$355,000	$319,500	(b)
WellPoint Inc.
2.38%	02/15/17	210,000	207,667
3.70%	08/15/21	419,000	421,428
Williams Partners LP
4.13%	11/15/20	104,000	103,193
Willis Group Holdings PLC
4.13%	03/15/16	406,000	412,705
Windstream Corp.
7.75%	10/01/21	355,000	342,575
Woodside Finance Ltd.
4.50%	11/10/14	731,000	776,139	(b)
Wynn Las Vegas LLC
7.88%	05/01/20	475,000	497,563
XL Group Ltd.
5.75%	10/01/21	418,000	416,802
XL Group PLC (Series E)
6.50%	12/29/49	393,000	308,505	(i)
Xstrata Finance Canada Ltd.
5.80%	11/15/16	577,947	635,439	(b)
			113,255,149

Non-Agency Collateralized Mortgage Obligations — 6.6%

Banc of America Commercial Mortgage Inc.
5.37%	09/10/47	600,000	659,871	(i)
5.68%	07/10/46	410,000	382,515
5.73%	07/10/46	350,000	199,518
5.92%	02/10/51	1,110,000	1,167,971
6.39%	02/10/51	390,000	428,645	(i)
Banc of America Commercial Mortgage Inc. (Class A4)
5.63%	07/10/46	390,000	421,987
Banc of America Merrill Lynch Commercial Mortgage Inc.
5.89%	07/10/44	2,050,000	2,209,424	(i)
5.98%	02/10/51	630,000	560,379	(i)
6.44%	02/10/51	510,000	468,757	(i)
Banc of America Mortgage Securities Inc. (Class B1)
4.74%	02/25/36	99,074	3,179	(o)
4.94%	01/25/36	81,550	732	(o)
Bear Stearns Commercial Mortgage Securities
4.93%	02/13/42	390,000	420,652	(i)
5.94%	09/11/38	575,000	552,476	(i)
6.16%	09/11/42	100,000	69,370	(o)
Bear Stearns Commercial Mortgage Securities (Class A2)
5.57%	03/11/39	171,604	171,471	(h,i)
Bear Stearns Commercial Mortgage Securities (Class AJ)
5.91%	06/11/40	340,000	227,488

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Fair Value

Bear Stearns Commercial Mortgage Securities (Class AM)
5.70%	04/12/38	$430,000	$420,350
Commercial Mortgage Pass Through Certificates
4.98%	05/10/43	220,000	236,786	(i)
Commercial Mortgage Pass Through Certificates (Class AM)
5.97%	06/10/46	50,000	47,697
Countrywide Asset-Backed Certificates (Class A2)
5.00%	11/25/35	101,232	93,262	(d,h)
Credit Suisse First Boston Mortgage Securities Corp. (Class CB1)
5.32%	10/25/35	186,937	16,041	(o)
Credit Suisse Mortgage Capital Certificates (Class C)
5.59%	02/15/39	1,000,000	774,285	(h)
Credit Suisse Mortgage Capital Certificates (Class CB1)
5.63%	02/25/36	81,089	3,047	(o)
DBUBS Mortgage Trust
5.73%	11/10/46	350,000	225,674	(b)
Extended Stay America Trust
5.50%	11/05/27	800,000	752,369	(b)
GS Mortgage Securities Corp. II
2.92%	08/10/44	420,000	421,404	(d,i)
5.73%	03/10/44	330,000	240,976	(b,i)
Impac CMB Trust (Class A1)
7.00%	11/25/35	273,928	139,601	(d,h)
Indymac INDA Mortgage Loan Trust (Class B1)
4.65%	01/25/36	23,610	116	(o)
Interstar Millennium Trust
1.09%	03/14/36	29,566	27,370	(d)
JP Morgan Chase Commercial Mortgage Securities Corp.
5.04%	03/15/46	250,000	268,167	(i)
5.34%	08/12/37	1,840,000	1,991,277	(h,i)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class A4)
5.44%	06/12/47	920,000	955,507
5.79%	02/12/51	1,030,000	1,110,328
JP Morgan Chase Commercial Mortgage Securities Corp. (Class AM)
5.44%	05/15/45	1,020,000	985,052
6.10%	02/12/51	280,000	250,562
JP Morgan Chase Commercial Mortgage Securities Corp. (Class B)
5.69%	04/15/43	330,000	227,511

		Principal Amount	Fair Value

JP Morgan Chase Commercial Mortgage Securities Corp. (Class F)
6.39%	02/12/51	$150,000	$45,041	(h,o)

LB-UBS Commercial Mortgage Trust
5.00%	12/15/39	2,043,325	36,496	(d,o)
6.31%	04/15/41	290,000	258,840	(i)
LB-UBS Commercial Mortgage Trust ( Class A2)
6.31%	04/15/41	1,170,000	1,278,964	(i)
LB-UBS Commercial Mortgage Trust (Class A4)
4.95%	09/15/30	310,000	334,972
5.16%	02/15/31	450,000	486,509
LB-UBS Commercial Mortgage Trust (Class AJ)
6.31%	04/15/41	170,000	117,198	(i)
MASTR Alternative Loans Trust (Class 15 AX)
5.00%	08/25/18	107,719	11,182	(g,o,p)
Merrill Lynch Mortgage Trust
5.85%	05/12/39	408,000	275,959
Merrill Lynch Mortgage Trust (Class AJ)
5.85%	05/12/39	350,000	280,403	(i)
Morgan Stanley Capital I
5.16%	10/12/52	350,000	378,339	(i)
5.48%	02/12/44	660,000	565,850	(i)
5.62%	12/12/49	340,000	345,442
5.90%	10/15/42	487,000	389,578
Morgan Stanley Capital I (Class A4)
5.81%	12/12/49	1,050,000	1,127,447
5.99%	08/12/41	180,000	202,253	(i)
Morgan Stanley Capital I (Class AM)
6.46%	01/11/43	450,000	431,432
Morgan Stanley Capital I (Class B)
5.90%	10/15/42	270,000	221,726
National RMBS Trust
0.46%	03/20/34	45,946	45,922	(d)
Residential Accredit Loans Inc. (Class A2)
5.00%	03/25/34	21,691	16,202	(d,o)
Residential Funding Mortgage Securities I (Class M1)
5.75%	01/25/36	58,102	1	(o)
Vornado DP LLC
6.36%	09/13/28	180,000	162,485	(b,h)
Wachovia Bank Commercial Mortgage Trust
6.23%	06/15/45	420,000	270,076	(h)
Wachovia Bank Commercial Mortgage Trust (Class AM)
5.47%	01/15/45	430,000	419,698	(h,i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Fair Value

Wells Fargo Mortgage Backed Securities Trust (Class B1)
5.50%	01/25/36 - 03/25/36	$527,843	$40,320	(o)
			24,874,152

Sovereign Bonds — 1.8%

Democratic Socialist Republic of Sri Lanka
7.40%	01/22/15	100,000	103,000	(b)
8.25%	10/24/12	100,000	104,272
Financing of Infrastrucural Projects State Enterprise
8.38%	11/03/17	100,000	92,000	(b)
Government of 1Malaysia Sukuk Global Berhad
3.93%	06/04/15	125,000	129,441	(b)
Government of Argentina
2.50%	12/31/38	101,801	34,358	(j)
7.40%	08/03/12	408,200	48,045	(d,i)
8.28%	12/31/33	107,280	70,805
Government of Belize
6.00%	02/20/29	248,500	150,343	(j)
Government of Brazil
5.63%	01/07/41	170,000	183,175
6.00%	02/20/29	41,000	24,805	(b,j)
8.25%	01/20/34	83,000	116,615
Government of Chile
3.25%	09/14/21	369,000	359,775
Government of Colombia
6.13%	01/18/41	100,000	113,300
7.38%	03/18/19	100,000	123,350
Government of Costa Rica
10.00%	08/01/20	86,000	115,885	(b)
Government of El Salvador
7.65%	06/15/35	170,000	165,325	(b,h)
Government of Grenada
4.50%	09/15/25	178,400	105,256	(b,j)
Government of Hungary
6.38%	03/29/21	142,000	138,166
7.63%	03/29/41	212,000	206,700
Government of Indonesia
11.63%	03/04/19	100,000	142,250	(b)
Government of Lebanon
4.00%	12/31/17	31,850	31,133
6.38%	03/09/20	100,000	104,380
Government of Lithuania
6.75%	01/15/15	100,000	104,125	(b)
7.38%	02/11/20	200,000	215,000	(b)
Government of Mexico
5.75%	10/12/49	74,000	72,890
Government of Panama
6.70%	01/26/36	139,000	168,190
Government of Peruvian
6.55%	03/14/37	242,000	280,720
7.35%	07/21/25	100,000	124,500

		Principal Amount	Fair Value

Government of Philippine
6.50%	01/20/20	$139,000	$161,240
Government of Poland
5.13%	04/21/21	70,000	69,825
6.38%	07/15/19	38,000	41,800
Government of Turkey
5.63%	03/30/21	240,000	245,400
Government of Uruguay
6.88%	09/28/25	119,154	140,006
Government of Venezuela
10.75%	09/19/13	90,000	88,425
Government of Vietnam
1.36%	03/12/16	30,913	27,583	(i)
Korea Expressway Corp.
4.50%	03/23/15	200,000	204,844	(b)
Korea National Oil Corp.
2.88%	11/09/15	358,000	346,231	(b)
Province of Manitoba Canada
4.90%	12/06/16	130,000	151,566	(h)
Republic of Dominican
7.50%	05/06/21	200,000	195,000	(b,h)
Republic of Ghana
8.50%	10/04/17	200,000	209,000	(b)
Republic of Indonesia
4.88%	05/05/21	200,000	202,000	(b)
5.88%	03/13/20	100,000	108,000	(b)
Republic of Lebanese
6.10%	10/04/22	82,000	82,000
Republic of Lebanese
5.15%	11/12/18	82,000	81,082
Republic of Serbia
7.25%	09/28/21	400,000	372,500	(b)
Republic of Turkey
6.00%	01/14/41	200,000	190,500
Russian Foreign Bond - Eurobond
5.00%	04/29/20	100,000	98,250	(b)
United Mexican States
5.13%	01/15/20	124,000	134,230
6.05%	01/11/40	82,000	92,660
			6,869,946

Municipal Bonds and Notes — 0.9%

Municipal Electric Authority of Georgia
6.64%	04/01/57	947,000	1,011,888
New Jersey State Turnpike Authority
7.10%	01/01/41	235,000	314,592
7.41%	01/01/40	1,050,000	1,446,470	(h)
South Carolina State Public Service Authority
6.45%	01/01/50	235,000	313,899
State of California
5.70%	11/01/21	290,000	314,453
			3,401,302

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Fair Value

FNMA — 0.0%*

Lehman TBA
5.50%	TBA	$333,269	$—	**	(c,m,o,q)

Total Bonds and Notes (Cost $341,035,526)			345,889,794

Other Investments — 0.2%
GEI Investment Fund (Cost $903,320)			876,220		(k)

Total Investments in Securities (Cost $341,938,846)			346,766,014

Short-Term Investments — 20.5%

GE Institutional Money Market Fund Investment Class 0.09% (Cost $76,902,442)			76,902,442		(d,k)

Total Investments (Cost $418,841,288)			423,668,456

Liabilities in Excess of Other Assets, net — (12.7)%			(47,693,439)

NET ASSETS — 100.0%			$375,975,017

Other Information

The Fund had the following long futures contracts open at September 30, 2011:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
2 Yr U.S. Treasury Note Futures	December 2011	116	$25,543,563	$(31,585)
5 Yr U.S. Treasury Note Futures	December 2011	32	3,919,500	(229)
30 Yr U.S. Treasury Bond Futures	December 2011	29	4,136,125	190,460

				$158,646

The Fund had the following short futures contracts open at September 30, 2011:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
Ultra long U.S. Treasury Bond Futures	December 2011	84	$(13,324,500)	$(1,274,828)
10 Yr. U.S. Treasury Notes Futures	December 2011	73	(9,496,844)	(6,670)

				$(1,281,498)

				$(1,122,852)

See Notes to Schedules of Investments and Notes to Financial Statements.

Money Market Fund	(unaudited)

Michael E. Martini Vice President

The Money Market Fund is managed by a team of portfolio managers that includes James C. Gannon and Michael E. Martini. As lead portfolio manager for the Money Market Fund, Mr. Martini has oversight responsibilities over the Fund. See portfolio managers’ biographical information beginning on page 160.

Q.	How did the GE Institutional Money Market Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2011?

A.	For the twelve-month period ended September 30, 2011, the GE Institutional Money Market Fund returned 0.08% for the Investment Class shares and 0.00% for the Service Class shares. The Fund’s benchmark, the 90-day U.S. Treasury Bill returned 0.08% and the Fund’s Morningstar peer group of 1,006 U.S. Money Market Taxable funds returned an average of 0.03% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The biggest impact to the Fund’s performance continued to come from the unprecedented low interest rate environment, with its origins stemming from the Federal Reserve’s 12/2008 decision to lower the federal funds rate to a range between zero and 0.25%. The European banking and sovereign debt crises also impacted credit spreads; however, the Fund was not adversely impacted by these crises due to its conservative structure.

Q.	What were the primary drivers behind Fund performance?

A.	The primary driver of Fund performance was the low level of interest rates throughout the entire twelve-month period. The yield on the 90-day U.S. Treasury Bill started the period at 15 basis points and ended at 2 basis points while three month LIBOR started at 29 basis points and ended at 37 basis points, notwithstanding volatility in both throughout the period. The Fund’s bias to government securities and away from credit related asset-backed commercial paper benefited Fund performance as credit risk premiums increased as LIBOR rates rose.

Q.	Were there any significant changes in the Fund during the period?

A.	There were no significant changes in the Fund during the twelve-month period. However, the geographical “block” exposures did change marginally. While the Fund’s total U.S. exposure remained constant, the “SAC” region (Scandinavia, Australia and Canada) allocation increased by about 4%, while conversely, the Europe region allocation declined by about 4%. Within the Europe region allocation, the Fund’s Eurozone financial exposure continued to decline, while Swiss and UK financial institution allocations grew.

Money Market Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class Shares), professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

April 01, 2011 - September 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,000.50	0.55
Service Class	1,000.00	1,000.00	1.20
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,024.23	0.56
Service Class	1,000.00	1,023.59	1.22

*	Expenses are equal to the Fund’s annualized expense ratio of 0.11% for Investment Class shares and 0.24% for Service Class shares (for the period April 01, 2011 - September 30, 2011), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2011 were as follows: 0.05% for Investment Class shares, and 0.00% for Service Class shares. Past performance does not guarantee future results.

Money Market Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity. The Funds seeks its objective by investing primarily in short-term, U.S. dollar denominated money market instruments.

Morningstar Performance Comparison

Money Market Taxable Peer Group

Based on average annual returns for periods ended September 30, 2011

	One Year	Five Year	Ten Year
Number of funds in peer group	1,006	820	614
Peer group average annual total return	0.03%	1.59%	1.68%

Morningstar Category in peer group : Money Market Taxable

Fund Yield at September 30, 2011 (b)

	Investment Class†	Service Class†
7-day current*	0.09%	0.00%
7-day effective	0.09%	0.00%
Money Fund Report	0.04%	0.01%

Sector Allocation as of September 30, 2011

Portfolio Composition as a % of the Amortized Cost of $784,682 (in thousands) as of September 30, 2011 (b)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

For the Periods Ended September 30, 2011

Investment Class Shares (Inception date: 12/2/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Money Market Fund	0.08%	1.86%	2.03%	$12,223
90 Day T-Bill	0.08%	1.47%	1.86%	$12,029

Service Class Shares†

Average Annual Total Return

For the Periods Ended September 30, 2011

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
Money Market Fund	0.00%	1.69%	2.12%	$11,342
90 Day T-Bill	0.08%	1.47%	1.98%	$11,249

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
†	The Distribution and/or Service (12b-1) Fee may be voluntarily reduced by GE Investment Distributors, Inc. (the Fund’s principal distributor) on a temporary basis to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes, but may return to its stated level at any time without prior notice. Further, to the extent necessary, GE Asset Management may voluntarily reduce its management fee to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction may be modified or discontinued by GE Asset Management at any time without prior notice. There can be no assurance that either of these fee reductions will be sufficient to avoid any loss.
*	The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at September 30, 2011.
See	Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Money Market Fund

Schedule of Investments	September 30, 2011

Money Market Fund

		Principal Amount	Amortized Cost

Short-Term Investments — 104.4%†

U.S. Treasuries — 5.4%

United States Treasury Note
0.75%	11/30/11	$8,250,000	$8,257,153
0.88%	01/31/12	11,050,000	11,075,561
1.00%	12/31/11	11,550,000	11,574,707
1.13%	01/15/12	9,400,000	9,429,638
			40,337,059

U.S. Government Agency Obligations — 9.1%

Fannie Mae Discount Notes
0.10%	03/14/12	12,900,000	12,894,383	(d)
0.13%	12/01/11	15,200,000	15,196,652	(d)
Federal Home Loan Bank
0.20%	02/16/12	3,950,000	3,950,379	(i)
Freddie Mac Discount Notes
0.01%	11/17/11	15,650,000	15,649,796	(d)
0.08%	02/27/12	9,050,000	9,047,003	(d)
0.09%	01/17/12	11,950,000	11,946,953	(d)
			68,685,166

Commercial Paper — 33.2%

Australia & New Zealand Banking Group Ltd
0.10%	10/03/11	7,300,000	7,299,959	(d)
0.25%	11/09/11	11,800,000	11,796,804	(b,d)
Banco Bilbao Vizcaya Argentaria SA
0.57%	10/11/11	11,700,000	11,698,148	(d)
Caisse D’Amortissement De La Dette Sociale
0.50%	12/06/11	9,550,000	9,541,246	(d)
Commonwealth Bank of Australia
0.32%	05/21/12	20,650,000	20,650,000	(d,i)
DNB Nor Bank ASA
0.33%	12/15/11	21,450,000	21,435,253	(d)
HSBC Holdings PLC
0.14%	10/24/11	13,550,000	13,548,788	(d)
JP morgan Chase & Co
0.01%	10/04/11	18,850,000	18,849,984	(d)
National Australia Bank Ltd
0.20%	10/06/11	15,800,000	15,799,561	(d)
Nordea Bank AB
0.20%	10/18/11	7,850,000	7,849,277	(d)
0.23%	12/09/11	12,200,000	12,194,622	(d)
Novartis AG
0.07%	10/05/11	14,800,000	14,799,885	(d)
0.18%	10/11/11	6,050,000	6,049,698	(d)
Rabobank Nederland NV
0.32%	12/07/11	14,000,000	13,991,662	(d)
Royal Bank of Scotland Group Plc
0.22%	10/03/11	11,100,000	11,099,864	(d)

		Principal Amount	Amortized Cost

Societe Generale SA
0.35%	10/04/11	$16,900,000	$16,899,507	(d)
Standard Chartered PLC
0.30%	11/14/11	14,200,000	14,194,793	(d)
UBS AG
0.32%	12/12/11	9,650,000	9,643,824	(d)
Westpac Banking Corp
0.33%	11/07/11	12,550,000	12,545,744	(b,d)
			249,888,619

Repurchase Agreements — 22.5%

Barclays Capital Inc. U.S. Treasury Repo 0.04% dated 09/30/11, to be repurchased at $75,200,251 on 10/01/11 collateralized by $76,704,071 U.S.Treasury Bond, 7.63% and 3.76%, maturing on 11/15/22 and 06/30/13 respectively. 10/03/11		75,200,000	75,200,000
Deutsche Bank Securities, Inc. Gov Agcy Repo 0.05% dated 09/30/11, to be repurchased at $28,700,120 on 10/01/11 collateralized by $ 29,274,596 U.S. Government Agency Bond, 0.60%, maturing 08/23/13 10/03/11		28,700,000	28,700,000
HSBC Securities (USA) Inc. Gov Agcy Repo 0.05% dated 09/30/11, to be repurchased at $40,840,170 on 10/01/11 collateralized by $41,659,822 U.S. Government Agency Bond, 5.00%, maturing 07/15/14 10/03/11		40,840,000	40,840,000
HSBC Securities (USA) Inc. Us Treasury Repo 0.03% dated 09/30/11, to be repurchased at $23,890,060 on 10/01/11 collateralized by $ 24,369,781 U.S.Treasury Bond, 2.63%, maturing 11/15/20 10/03/11		23,890,000	23,890,000
			168,630,000

Certificate of Deposit — 25.2%

Abbey Natl Treasury Services Plc
0.40%	11/02/11	19,500,000	19,500,000
Bank of Montreal
0.18%	10/06/11	12,200,000	12,200,000
Bank of Nova Scotia
0.18%	10/14/11	14,000,000	14,000,000
Barclays Bank PLC
0.26%	10/04/11	11,100,000	11,100,000
Credit Agricole SA
0.35%	11/03/11	19,250,000	19,250,000

See Notes to Schedules of Investments and Notes to Financial Statements.

Money Market Fund

Schedule of Investments	September 30, 2011

		Principal Amount	Amortized Cost

Credit Suisse Group AG
0.23%	10/13/11	$9,150,000	$9,150,000
Deutsche Bank AG
0.20%	10/17/11	19,400,000	19,400,000
Lloyds Banking Group Plc
0.31%	11/09/11	9,700,000	9,700,000
Rabobank Nederland NV NY
0.27%	10/12/11	11,799,000	11,799,044	(i)
Royal Bank of Canada NY
0.34%	03/12/12	15,100,000	15,100,000	(i)
Svenska Handelsbanken AB
0.28%	11/16/11	9,000,000	9,000,000
0.32%	12/15/11	13,000,000	13,000,000
Toronto-Dominion Bank/NY
0.26%	02/08/12	13,400,000	13,400,000	(i)
Westpac Banking Corp/NY
0.31%	05/11/12	12,900,000	12,900,000	(i)
			189,499,044

Corporates — 7.3%

Eksportfinans ASA
5.13%	10/26/11	5,700,000	5,718,454
Goldman Sachs Group Inc
1.02%	12/05/11	14,950,000	14,974,380	(i)
JP Morgan Chase & Co
0.98%	12/02/11	14,000,000	14,020,485	(i)
KFW
3.25%	10/14/11	8,100,000	8,106,067
Westpac Banking Corp
0.95%	02/21/12	11,800,000	11,830,641	(b,i)
			54,650,027

Time Deposit — 1.7%

State Street Corporation
0.01%	10/03/11	12,992,073	12,992,073	(e)

Total Short-Term Investments (Cost $784,681,988)			784,681,988

Liabilities in Excess of Other Assets, net — (4.4)%			(33,105,250)

NET ASSETS — 100.0%			$751,576,738

See Notes to Schedules of Investments and Notes to Financial Statements.

Notes to Schedules of Investments	September 30, 2011

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Funds have bought and the diversity of areas in which the Funds may invest as of a particular date. It may not be representative of the Funds’ current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See each Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, these securities amounted to $17,471,346 , $31,551,214 and $36,173,189 or 2.78%, 8.39% and 4.81% of the net assets of the GE Institutional Strategic Investment Fund, GE Institutional Income Fund and GE Institutional Money Market Fund respectively. These securities have been determined to be liquid using procedures established by the Fund’s Board of Trustees.

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At September 30, 2011, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(i)	Variable or floating rate security. The stated rate represents the rate at September 30, 2011.

(j)	Step coupon bond. Security becomes interest bearing at a future date.

(k)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

(l)	General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund’s investment adviser.

(m)	Securities in default.

(n)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(o)	Illiquid Securities. At September 30, 2011, these securities amounted to $ 61,002 and $ 271,433 or 0.01% and 0.07% of net assets for the GE Institutional Strategic Investment Fund and GE Institutional Income Fund, respectively. These securities have been determined to be illiquid using procedures established by the Board of Trustees (Unaudited).

(p)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

(q)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Board of Trustees.

*	Less than 0.05%

**	Amount is less than $ 0.50.

†	Percentages are based on net assets as of September 30, 2011.

††	Security traded on different exchanges.

Abbreviations:

ADR	American Depository Receipt

GDR	Global Depository Receipt

Regd.	Registered

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SPDR	Standard and Poor’s Depository Receipt

STRIPS	Separate Trading of Registered Interest and Principal of Security

TBA	To be announced

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Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

	U.S. Equity Fund
	Investment Class									Service Class
	9/30/11		9/30/10		9/30/09		9/30/08		9/30/07	9/30/11		9/30/10		9/30/09		9/30/08		9/30/07
Inception date									11/25/97									1/3/01
Net asset value, beginning of period	$10.50		$10.18		$10.73		$14.67		$13.29	$10.67		$10.24		$10.71		$14.64		$13.27
Income (loss) from investment operations:
Net investment income (loss)	0.13		0.13		0.14		0.16		0.21	0.10	**	0.11	**	0.13	**	0.14		0.17
Net realized and unrealized gains (losses) on investments	(0.42)		0.32		(0.54)		(2.50)		1.96	(0.41)	**	0.32	**	(0.48)	**	(2.51)		1.96
Total income (loss) from investment operations	(0.29)		0.45		(0.40)		(2.34)		2.17	(0.31)		0.43		(0.35)		(2.37)		2.13
Less distributions from:
Net investment income (loss)	0.14		0.13		0.15		0.18		0.21	0.12		—		0.12		0.14		0.18
Net realized gains	—		—		—		1.42		0.58	—		—		—		1.42		0.58
Total distributions	0.14		0.13		0.15		1.60		0.79	0.12		—		0.12		1.56		0.76
Net asset value, end of period	$10.07		$10.50		$10.18		$10.73		$14.67	$10.24		$10.67		$10.24		$10.71		$14.64
TOTAL RETURN (a)	(2.92)%		4.40%		(3.26)%		(17.63)%		16.98%	(3.08)%		4.20%		(2.89)%		(17.83)%		16.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$522,532		$421,381		$432,050		$462,644		$627,920	$2,402		$2,682		$170		$22,253		$34,971
Ratios to average net assets:
Net investment income (loss)	1.13%		1.24%		1.61%		1.21%		1.50%	0.87%		1.11%		1.80%		0.96%		1.25%
Net Expenses	0.36%	(b)	0.36%	(b)	0.37%	(b)	0.36%	(b)	0.36%	0.61%	(b)	0.61%	(b)	0.62%	(b)	0.61%	(b)	0.61%
Gross Expenses	0.37%		0.37%		0.38%		0.37%		0.36%	0.62%		0.62%		0.63%		0.62%		0.61%
Portfolio turnover rate	44%		41%		51%		55%		58%	44%		41%		51%		55%		58%

See Notes to Financial Highlights and Notes to Financial Statements.

S&P 500 Index Fund
Investment Class									Service Class
9/30/11		9/30/10		9/30/09		9/30/08		9/30/07	9/30/11		9/30/10		9/30/09		9/30/08		9/30/07
								11/25/97									9/30/05
$10.98		$10.18		$11.23		$14.69		$12.81	$10.93		$10.14		$11.19		$14.64		$12.79

0.23	**	0.21	**	0.23		0.26		0.24	0.20	**	0.17	**	0.22		0.24		0.25
(0.09)	**	0.80	**	(1.03)		(3.46)		1.84	(0.09)	**	0.80	**	(1.04)		(3.46)		1.79

0.14		1.01		(0.80)		(3.20)		2.08	0.11		0.97		(0.82)		(3.22)		2.04

0.21		0.21		0.25		0.26		0.20	0.18		0.18		0.23		0.23		0.19
—		—		—		—		—	—		—		—		—		—
0.21		0.21		0.25		0.26		0.20	0.18		0.18		0.23		0.23		0.19
$10.91		$10.98		$10.18		$11.23		$14.69	$10.86		$10.93		$10.14		$11.19		$14.64
1.07%		9.96%		(6.51)%		(22.13)%		16.36%	0.88%		9.60%		(6.84)%		(22.28)%		15.98%

$25,664		$36,361		$35,332		$119,460		$151,025	$1,742		$30,146		$939		$1,087		$936

1.86%		1.97%		2.75%		2.03%		1.87%	1.60%		1.67%		2.44%		1.79%		1.63%
0.15%	(b)	0.15%	(b)	0.16%	(b)	0.15%	(b)	0.15%	0.36%	(b)	0.40%	(b)	0.41%	(b)	0.40%	(b)	0.40%
0.16%		0.15%		0.16%		0.15%		0.15%	0.40%		0.40%		0.41%		0.40%		0.40%
4%		13%		17%		17%		12%	4%		13%		17%		17%		12%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

	U.S. Large-Cap Core Equity Fund
	Investment Class									Service Class
	9/30/11		9/30/10		9/30/09		9/30/08		9/30/07	9/30/11		9/30/10		9/30/09		9/30/08		9/30/07
Inception date									2/2/00									9/30/05
Net asset value, beginning of period	$9.11		$8.68		$9.60		$12.43		$11.49	$9.06		$8.65		$9.58		$12.40		$11.47
Income (loss) from investment operations:
Net investment income (loss)	0.16	**	0.17		0.16		0.16		0.21	0.14	**	0.15	**	0.14		0.14		0.26
Net realized and unrealized gains (losses) on investments	(0.35)	**	0.40		(0.75)		(1.88)		1.84	(0.35)	**	0.40	**	(0.75)		(1.87)		1.76
Total income (loss) from investment operations	(0.19)		0.57		(0.59)		(1.72)		2.05	(0.21)		0.55		(0.61)		(1.73)		2.02
Less distributions from:
Net investment income (loss)	0.16		0.14		0.17		0.14		0.23	0.14		0.14		0.16		0.12		0.21
Net realized gains	—		—		0.16		0.97		0.88	—		—		0.16		0.97		0.88
Total distributions	0.16		0.14		0.33		1.11		1.11	0.14		0.14		0.32		1.09		1.09
Net asset value, end of period	$8.76		$9.11		$8.68		$9.60		$12.43	$8.71		$9.06		$8.65		$9.58		$12.40
TOTAL RETURN (a)	(2.32)%		6.64%		(5.27)%		(15.02)%		18.94%	(2.54)%		6.35%		(5.50)%		(15.18)%		18.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$159,556		$121,524		$121,866		$95,082		$108,986	$2,769		$2,549		$713		$32		$36
Ratios to average net assets:
Net investment income (loss)	1.63%		1.91%		2.20%		1.45%		1.73%	1.37%		1.72%		1.76%		1.20%		1.38%
Net Expenses	0.39%	(b)	0.41%	(b)	0.43%	(b)	0.42%	(b)	0.43%	0.64%	(b)	0.66%	(b)	0.67%	(b)	0.67%	(b)	0.68%
Gross Expenses	0.40%		0.41%		0.43%		0.43%		0.43%	0.65%		0.66%		0.68%		0.67%		0.68%
Portfolio turnover rate	44%		56%		62%		62%		43%	44%		56%		62%		62%		43%

See Notes to Financial Highlights and Notes to Financial Statements.

Premier Growth Equity Fund
Investment Class									Service Class
9/30/11		9/30/10		9/30/09		9/30/08		9/30/07	9/30/11		9/30/10		9/30/09		9/30/08		9/30/07
								10/29/99									1/3/01
$8.03		$7.60		$9.59		$12.46		$10.96	$7.95		$7.53		$9.53		$12.41		$10.92

0.06		0.04	**	0.06		0.07		0.08	0.04	**	0.02	**	(0.10)		0.64		0.04

(0.01)		0.44	**	(0.85)		(1.76)		1.55	(0.01)	**	0.45	**	(0.71)		(2.41)		1.55

0.05		0.48		(0.79)		(1.69)		1.63	0.03		0.47		(0.81)		(1.77)		1.59

0.03		0.05		0.09		0.07		0.08	—		0.05		0.08		—		0.05
—		—		1.11		1.11		0.05	—		—		1.11		1.11		0.05
0.03		0.05		1.20		1.18		0.13	—		0.05		1.19		1.11		0.10
$8.05		$8.03		$7.60		$9.59		$12.46	$7.98		$7.95		$7.53		$9.53		$12.41
0.64%		6.39%		(3.22)%		(14.62)%		15.02%	0.38%		6.20%		(3.52)%		(15.30)%		14.71%

$221,273		$246,218		$249,573		$268,005		$411,725	$1,692		$3,157		$3,098		$3,014		$135,856

0.66%		0.55%		0.91%		0.69%		0.58%	0.41%		0.30%		0.66%		0.24%		0.33%
0.38%	(b)	0.38%	(b)	0.39%	(b)	0.37%	(b)	0.37%	0.63%	(b)	0.63%	(b)	0.64%	(b)	0.62%	(b)	0.62%
0.38%		0.38%		0.40%		0.37%		0.37%	0.63%		0.63%		0.65%		0.62%		0.62%
26%		21%		24%		28%		29%	26%		21%		24%		28%		29%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

							Small-Cap Equity Fund
	Investment Class									Service Class
	9/30/11		9/30/10		9/30/09		9/30/08		9/30/07	9/30/11		9/30/10		9/30/09		9/30/08		9/30/07
Inception date									8/3/98									9/30/05
Net asset value, beginning of period	$12.61		$11.11		$12.35		$16.51		$15.41	$12.69		$11.17		$12.31		$16.47		$15.38
Income (loss) from investment operations:
Net investment income (loss)	0.05		0.03		0.05		0.10		0.10	0.01	**	—	**	0.12		0.06		0.08
Net realized and unrealized gains (losses) on investments	0.40		1.51		(1.20)		(2.67)		2.18	0.41	**	1.52	**	(1.25)		(2.67)		2.16
Total income (loss) from investment operations	0.45		1.54		(1.15)		(2.57)		2.28	0.42		1.52		(1.13)		(2.61)		2.24
Less distributions from:
Net investment income (loss)	0.01		0.04		0.09		0.08		0.08	—		0.00	(c)	0.01		0.04		0.05
Net realized gains	—		—		—		1.51		1.10	—		—		—		1.51		1.10
Total distributions	0.01		0.04		0.09		1.59		1.18	0.00	(c)	0.00	(c)	0.01		1.55		1.15
Net asset value, end of period	$13.05		$12.61		$11.11		$12.35		$16.51	$13.11		$12.69		$11.17		$12.31		$16.47
TOTAL RETURN (a)	3.53%		13.91%		(9.07)%		(16.86)%		15.43%	3.31%		13.61%		(9.20)%		(17.14)%		15.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$759,833		$722,935		$609,835		$635,849		$806,577	$32		$28		$28		$87		$39
Ratios to average net assets:
Net investment income (loss)	0.31%		0.24%		0.51%		0.68%		0.64%	0.07%		(0.01)%		0.34%		0.43%		0.37%
Net Expenses	0.89%	(b)	0.89%	(b)	0.91%	(b)	0.60%	(b)	0.61%	1.13%	(b)	1.14%	(b)	1.16%	(b)	0.85%	(b)	0.85%
Gross Expenses	0.89%		0.91%		0.93%		0.61%		0.61%	1.14%		1.16%		1.18%		0.86%		0.85%
Portfolio turnover rate	46%		46%		49%		73%		51%	46%		46%		49%		73%		51%

See Notes to Financial Highlights and Notes to Financial Statements.

						International Equity Fund
Investment Class									Service Class
9/30/11		9/30/10		9/30/09		9/30/08		9/30/07	9/30/11		9/30/10		9/30/09		9/30/08		9/30/07
								11/25/97									1/3/01
$10.90		$10.90		$13.51		$19.96		$15.11	$10.80		$10.83		$13.44		$19.88		$15.06

0.23		0.20	**	0.20		0.43		0.30	0.19		0.17	**	0.00		0.54		0.16
(1.70)		0.01	**	(1.32)		(5.31)		4.92	(1.68)		0.00	**	(1.13)		(5.44)		5.00
(1.47)		0.21		(1.12)		(4.88)		5.22	(1.49)		0.17		(1.13)		(4.90)		5.16

0.18		0.21		0.38		0.31		0.24	0.14		0.20		0.37		0.28		0.21
—		—		1.11		1.26		0.13	—		—		1.11		1.26		0.13
0.18		0.21		1.49		1.57		0.37	0.14		0.20		1.48		1.54		0.34
$9.25		$10.90		$10.90		$13.51		$19.96	$9.17		$10.80		$10.83		$13.44		$19.88
(13.83)%		1.93%		(5.34)%		(26.41)%		35.09%	(14.01)%		1.57%		(5.52)%		(26.60)%		34.75%

$1,876,948		$2,289,643		$2,038,051		$1,892,548		$2,375,946	$344,024		$486,064		$546,589		$53,692		$51,244

1.95%		1.85%		2.44%		2.62%		2.00%	1.68%		1.64%		2.29%		2.78%		1.61%
0.55%	(b)	0.56%	(b)	0.55%	(b)	0.55%	(b)	0.56%	0.80%	(b)	0.81%	(b)	0.80%	(b)	0.80%	(b)	0.81%
0.56%		0.56%		0.56%		0.56%		0.56%	0.81%		0.81%		0.80%		0.81%		0.81%
41%		49%		41%		38%		32%	41%		49%		41%		38%		32%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

							Strategic Investment Fund
	Investment Class									Service Class
	9/30/11		9/30/10		9/30/09		9/30/08		9/30/07	9/30/11		9/30/10		9/30/09		9/30/08		9/30/07
Inception date									10/29/99									9/30/05
Net asset value, beginning of period	$10.71		$10.18		$10.62		$13.45		$11.77	$10.58		$10.12		$10.57		$13.42		$11.74
Income (loss) from investment operations:
Net investment income (loss)	0.22		0.18		0.17		0.26		0.27	0.19	**	0.11	**	0.16		0.18		0.27
Net realized and unrealized gains (losses) on investments	(0.51)		0.52		(0.32)		(2.32)		1.93	(0.50)	**	0.50	**	(0.33)		(2.27)		1.90
Total income (loss) from investment operations	(0.29)		0.70		(0.15)		(2.06)		2.20	(0.31)		0.61		(0.17)		(2.09)		2.17
Less distributions from:
Net investment income (loss)	0.19		0.17		0.25		0.25		0.24	0.10		0.15		0.24		0.24		0.21
Net realized gains	—		—		0.04		0.52		0.28	—		—		0.04		0.52		0.28
Total distributions	0.19		0.17		0.29		0.77		0.52	0.10		0.15		0.28		0.76		0.49
Net asset value, end of period	$10.23		$10.71		$10.18		$10.62		$13.45	$10.17		$10.58		$10.12		$10.57		$13.42
TOTAL RETURN (a)	(2.85)%		6.89%		(0.80)%		(16.13)%		19.24%	(3.04)%		6.09%		(1.04)%		(16.44)%		19.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$629,230		$659,553		$570,071		$522,383		$547,835	$34		$37		$637		$715		$55
Ratios to average net assets:
Net investment income (loss)	1.95%		1.83%		2.04%		2.24%		2.43%	1.70%		1.17%		1.81%		1.87%		2.21%
Net Expenses	0.34%	(b)	0.32%	(b)	0.31%	(b)	0.34%	(b)	0.36%	0.59%	(b)	0.57%	(b)	0.56%	(b)	0.57%	(b)	0.61%
Gross Expenses	0.36%		0.36%		0.36%		0.36%		0.36%	0.61%		0.61%		0.61%		0.61%		0.61%
Portfolio turnover rate	187%		152%		177%		177%		158%	187%		152%		177%		177%		158%

See Notes to Financial Highlights and Notes to Financial Statements.

						Income Fund
Investment Class									Service Class
9/30/11		9/30/10		9/30/09		9/30/08		9/30/07	9/30/11		9/30/10		9/30/09		9/30/08		9/30/07
								11/21/97									9/30/05
$9.51		$9.06		$8.94		$9.29		$9.35	$9.70		$9.25		$9.12		$9.30		$9.35

0.34		0.35		0.37		0.43		0.51	0.32		0.32	**	0.36		0.37		0.49

0.22		0.47		0.13		(0.35)		(0.06)	0.24		0.49	**	0.14		(0.14)		(0.05)

0.56		0.82		0.50		0.08		0.45	0.56		0.81		0.50		0.23		0.44

0.34		0.37		0.37		0.43		0.51	0.32		0.36		0.36		0.41		0.49
—		—		0.01		—		—	—		—		0.01		—		—
0.34		0.37		0.38		0.43		0.51	0.32		0.36		0.37		0.41		0.49
$9.73		$9.51		$9.06		$8.94		$9.29	$9.94		$9.70		$9.25		$9.12		$9.30
6.01%		9.24%		5.88%		0.80%		4.95%	5.91%		8.87%		5.59%		2.41%		4.80%

$375,669		$397,055		$360,894		$324,385		$344,261	$306		$268		$276		$453		$17

3.59%		3.72%		4.29%		4.64%		5.49%	3.33%		3.47%		4.09%		4.06%		5.25%
0.20%	(b)	0.18%	(b)	0.20%	(b)	0.20%	(b)	0.23%	0.45%	(b)	0.44%	(b)	0.45%	(b)	0.43%	(b)	0.48%
0.23%		0.23%		0.23%		0.23%		0.23%	0.48%		0.48%		0.48%		0.47%		0.48%
393%		383%		357%		485%		421%	393%		383%		357%		485%		421%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

	Money Market Fund
	Investment Class							Service Class
	9/30/11		9/30/10		9/30/09	9/30/08	9/30/07	9/30/11		9/30/10		9/30/09	9/30/08	9/30/07
Inception date							12/2/97							9/30/05
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.00	(c)	0.00	(c)	0.01	0.03	0.05	0.00	(c)	0.00	(c)	0.01	0.03	0.05
Total income from investment operations	0.00	(c)	0.00	(c)	0.01	0.03	0.05	0.00	(c)	0.00	(c)	0.01	0.03	0.05
Less distributions from:
Net investment income (loss)	0.00	(c)	0.00	(c)	0.01	0.03	0.05	0.00	(c)	—		0.01	0.03	0.05
Total distributions	0.00	(c)	0.00	(c)	0.01	0.03	0.05	0.00	(c)	—		0.01	0.03	0.05
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00
TOTAL RETURN (a)	0.08%		0.04%		0.80%	3.25%	5.25%	0.00%		0.00%		0.56%	2.99%	5.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$751,565		$20,656		$31,040	$29,071	$26,952	$11		$11		$11	$11	$11
Ratios to average net assets:
Net investment income (loss)	0.11%		0.05%		0.80%	3.18%	5.12%	0.00%	(c)	0.00%		0.55%	2.94%	4.89%
Net Expenses	0.11%	(d)	0.23%	(d)	0.24%	0.25%	0.24%	0.24%	(d)	0.27%	(d)	0.48%	0.50%	0.48%
Gross Expenses	0.11%		0.25%		0.24%	0.25%	0.24%	0.36%		0.49%		0.48%	0.50%	0.48%

See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.

(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund.

(c)	Less than $0.01

(d)	GE Asset Management has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to extent necessary to maintain a minimum annualized yield of 0.00%. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by GE Asset Management at any time without prior notice.

**	Average shares method used.

See Notes to Financial Highlights and Notes to Financial Statements.

Statements of Assets and Liabilities September 30, 2011	U.S. Equity Fund	S&P 500 Index Fund	U.S. Large-Cap Core Equity Fund

ASSETS
Investment in securities, at Fair Value (cost $531,874,798; $27,410,226; $162,317,848; $208,757,922; $760,299,687; $2,280,935,693; $618,898,701; $341,035,526 and $0, respectively)	$497,337,327	$26,656,174	$155,812,396
Investments in affiliated securities, at Fair Value (cost $66,491; $24,864; $17,852; $128,039; $66,732; $186,622; $785,824; $903,320 and $0, respectively)	64,496	24,118	17,317
Short-Term Investments at Fair Value (cost $0; $0; $0; $0; $0; $0; $0; $0 and $616,051,988, respectively)	—	—	—
Short-Term affiliated investments (at amortized cost)	30,627,834	646,211	6,648,357
Repurchase Agreement		—	—
Restricted cash	—	76,016	—
Foreign currency (cost $8,686; $0; $0; $0; $0; $1,031,341; $204,851; $0 and $0, respectively)	8,600	—	—
Receivable for investments sold	266,767	—	205,332
Income receivables	364,028	37,507	177,368
Receivable for fund shares sold	74,061	11,911	77,020
Unrealized appreciation on foreign currency forward exchange contracts	—	—	—
Variation margin receivable	—	—	—
Other Assets	4,728	729	1,793
Total assets	528,747,841	27,452,666	162,939,583
LIABILITIES
Distribution payable to shareholders	—	—	—
Payable for investments purchased	3,225,583	—	458,686
Payable for fund shares redeemed	41,897	—	2,292
Payable to GEAM	160,983	3,426	54,011
Accrued other expenses	—	—	—
Unrealized depreciation on foreign currency forward exchange contracts	—	—	—
Variation margin payable	385,319	43,713	99,990
Total liabilities	3,813,782	47,139	614,979
NET ASSETS	$524,934,059	$27,405,527	$162,324,604
NET ASSETS CONSIST OF:
Capital paid in	630,185,857	60,635,120	166,505,686
Undistributed (distribution in excess of) net investment income	4,655,525	777,759	2,103,735
Accumulated net realized gain (loss)	(74,826,084)	(33,208,311)	438,638
Net unrealized appreciation/(depreciation) on:
Investments	(34,539,466)	(754,798)	(6,505,987)
Futures	(541,687)	(44,243)	(217,468)
Foreign currency related transaction	(86)	—	—
NET ASSETS	$524,934,059	$27,405,527	$162,324,604
Investments Class:
Net assets	$522,532,203	$25,663,635	$159,555,911
Shares outstanding ($.001 par value; unlimited shares authorized)	51,869,168	2,351,699	18,212,297
Net asset value, offering and redemption price per share	$10.07	$10.91	$8.76
Service Class:
Net assets	$2,401,856	$1,741,892	$2,768,693
Shares outstanding ($.001 par value; unlimited shares authorized)	234,610	160,425	317,948
Net asset value, offering and redemption price per share	$10.24	$10.86	$8.71

See Notes to Financial Statements.

Premier Growth Equity Fund	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund	Money Market Fund

$216,004,828	$729,319,708	$2,074,235,250	$591,460,605	$345,889,794	$—

124,198	64,730	181,023	762,249	876,220	—

—	—	—	—	—	616,051,988
6,909,202	32,086,448	134,202,895	76,279,003	76,902,442	—
—	—	—	—	—	168,630,000
—	1,200,000	7,907,323	1,414,634	—	—

—	—	1,027,059	204,568	—	—
1,240,878	621,472	1,076,992	3,006,782	3,891,234	—
107,402	736,401	8,549,527	2,175,414	2,603,742	475,131
149,406	1,566,007	3,466,205	1,180,504	35,880	5,475,341
—	—	—	503,868	—	—
—	—	7,317	75,307	—	—
2,787	9,027	30,664	8,271	4,307	205
224,538,701	765,603,793	2,230,684,255	677,071,205	430,203,619	790,632,665

—	—	—	—	—	—
1,233,925	4,937,876	7,613,554	47,090,810	53,994,836	8,231,111
228,571	—	225,039	14,145	12,903	30,759,198
73,517	591,716	1,058,156	184,640	62,161	65,482
—	—	—	—	—	136
—	—	—	2,531	—	—
37,875	208,781	815,794	515,715	158,702	—
1,573,888	5,738,373	9,712,543	47,807,841	54,228,602	39,055,927
$222,964,813	$759,865,420	$2,220,971,712	$629,263,364	$375,975,017	$751,576,738

240,390,941	794,702,305	2,958,757,144	689,519,105	367,688,751	751,591,909

1,736,260	2,556,720	50,508,258	10,621,163	(780,461)	—
(26,346,430)	(6,114,127)	(583,153,158)	(42,707,738)	5,362,411	(15,171)

7,243,065	(30,981,981)	(206,706,042)	(27,461,671)	4,827,168	—
(59,023)	(297,497)	1,356,025	(1,240,678)	(1,122,852)	—
—	—	209,485	533,183	—	—
$222,964,813	$759,865,420	$2,220,971,712	$629,263,364	$375,975,017	$751,576,738

$221,273,054	$759,833,450	$1,876,947,627	$629,229,526	$375,668,888	$751,565,404

27,477,189	58,203,924	202,964,725	61,491,039	38,595,419	751,646,727
$8.05	$13.05	$9.25	$10.23	$9.73	$1.00

$1,691,759	$31,970	$344,024,085	$33,838	$306,129	$11,334

211,957	2,439	37,523,496	3,326	30,806	11,341
$7.98	$13.11	$9.17	$10.17	$9.94	$1.00

Statements of Operations For the period ended September 30, 2011	U.S. Equity Fund	S&P 500 Index Fund	U.S. Large-Cap Core Equity Fund

INVESTMENT INCOME

Income:
Dividend	$8,056,822	$1,239,360	$3,557,161
Interest	50,170	10,367	10,574
Income from affiliated investments	15,207	900	2,656
Less: Foreign taxes withheld	(28,800)	—	(3,462)
Total income	8,093,399	1,250,627	3,566,929

Expenses:
Advisory and administration fees	1,971,263	94,450	692,190
Distribution fees Service Class	7,205	70,560	7,524
Trustees fees	13,859	2,101	5,348
Other expenses	—	163	—
Total expenses before waiver and reimbursement	1,992,327	167,274	705,062
Less: Expenses Waived or borne by the adviser	(22,499)	(13,316)	(5,245)
Less: Expenses reimbursed by the adviser	—	—	—
Net expenses	1,969,828	153,958	699,817
Net investment income	6,123,571	1,096,669	2,867,112

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on:
Investments	19,752,813	(3,069,038)	9,558,614
Futures	(623,100)	75,965	84,167
Foreign currency related transactions	(2,094)	—	(201)
Increase (decrease) in unrealized appreciation/ (depreciation) on:
Investments	(60,749,312)	3,986,088	(18,658,102)
Futures	(520,147)	(99,173)	(228,015)
Foreign currency related transactions	(131)	—	—
Net realized and unrealized gain (loss) on investments	(42,141,971)	893,842	(9,243,537)
Net increase (decrease) in net assets resulting from operations	$(36,018,400)	$1,990,511	$(6,376,425)

See Notes to Financial Statements.

Premier Growth Equity	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund	Money Market Fund

$2,686,853	$10,259,722	$77,465,336	$8,769,036	$—	$—
68,695	171,757	80,078	7,732,577	14,384,868	1,047,941
6,454	37,440	57,675	70,322	50,407	—
—	(7,975)	(7,395,492)	(458,535)	(1,656)	—
2,762,002	10,460,944	70,207,597	16,113,400	14,433,619	1,047,941

1,012,529	7,834,401	15,535,550	2,497,973	849,078	533,079

5,691	80	1,128,478	98	703	29
7,890	27,711	101,625	21,815	12,451	591
—	333	5,179	679	216	353
1,026,110	7,862,525	16,770,832	2,520,565	862,448	534,052
(13,562)	(84,397)	(118,255)	(144,786)	(104,713)	—
—	—	—	—	—	(79)
1,012,548	7,778,128	16,652,577	2,375,779	757,735	533,973
1,749,454	2,682,816	53,555,020	13,737,621	13,675,884	513,968

7,206,468	95,988,042	17,252,642	30,571,916	18,312,632	3,651
(235,372)	3,224,995	854,081	(57,399)	(1,683,628)	—
—	(98)	(2,079,842)	(64,892)	—	—

(4,460,851)	(72,836,814)	(414,882,922)	(60,325,793)	(7,882,783)	—
(163,608)	(1,150,024)	1,528,462	(2,014,473)	(777,820)	—
—	—	(106,173)	507,149	—	—
2,346,637	25,226,101	(397,433,752)	(31,383,492)	7,968,401	3,651
$4,096,091	$27,908,917	$(343,878,732)	$(17,645,871)	$21,644,285	$517,619

Statements of Changes in Net Assets	U.S Equity Fund		S&P 500 Index Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$6,123,571	$5,421,439	$1,096,669	$1,009,374
Net realized gain (loss) on investments, futures, foreign currency transactions	19,127,619	(1,988,115)	(2,993,073)	(1,492,732)
Net increase (decrease) in unrealized appreciation/(depreciation) on investments, futures, foreign currency transactions	(61,269,590)	15,942,357	3,886,915	3,914,435
Net increase (decrease) from operations	(36,018,400)	19,375,681	1,990,511	3,431,077
Distributions to shareholders from :
Net investment income
Investment Class	(5,514,885)	(5,430,387)	(651,585)	(720,198)
Service Class	(28,940)	—	(491,926)	(16,458)
Total distributions	(5,543,825)	(5,430,387)	(1,143,511)	(736,656)
Increase (decrease) in net assets from operations and distributions	(41,562,225)	13,945,654	847,000	2,694,421
Share transactions :
Proceeds from sale of shares
Investment Class	191,976,696	12,279,458	3,636,283	2,670,740
Service Class	319,744	2,628,485	2,497,822	32,116,141
Value of distributions reinvested
Investment Class	5,120,561	5,070,386	587,599	656,025
Service Class	28,936	—	491,339	16,446
Cost of shares redeemed
Investment Class	(54,461,849)	(41,907,539)	(16,204,193)	(4,993,617)
Service Class	(550,663)	(173,501)	(30,956,821)	(2,924,984)
Net increase (decrease) from shares transactions	142,433,425	(22,102,711)	(39,947,971)	27,540,751
Total increase (decrease) in net assets	100,871,200	(8,157,057)	(39,100,971)	30,235,172

NET ASSETS
Beginning of period	424,062,859	432,219,916	66,506,498	36,271,326
End of period	$524,934,059	$424,062,859	$27,405,527	$66,506,498
Undistributed (distribution in excess of ) net investment income, end of period	$4,655,525	$4,077,873	$777,759	$831,754
CHANGES IN FUND SHARES
Investment Class:
Shares sold	15,991,243	1,184,145	300,839	249,366
Issued for distribution reinvested	444,108	481,061	49,131	61,831
Shares redeemed	(4,688,579)	(4,000,963)	(1,310,224)	(468,681)
Net increase (decrease) in fund shares	11,746,772	(2,335,757)	(960,254)	(157,484)
Service Class:
Shares sold	26,939	251,110	202,374	2,937,397
Issued for distribution reinvested	2,465	—	41,185	1,553
Shares redeemed	(46,041)	(16,444)	(2,840,637)	(274,047)
Net increase (decrease) in fund shares	(16,637)	234,666	(2,597,078)	2,664,903

See Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund		Premier Growth Equity Fund		Small-Cap Equity Fund
Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

$2,867,112	$2,465,303	$1,749,454	$1,390,156	$2,682,816	$1,611,914

9,642,580	6,712,119	6,971,096	(8,520,468)	99,212,939	23,479,414

(18,886,117)	(251,395)	(4,624,459)	22,187,046	(73,986,838)	60,164,091
(6,376,425)	8,926,027	4,096,091	15,056,734	27,908,917	85,255,419

(2,612,635)	(2,104,836)	(1,031,182)	(1,758,660)	(331,311)	(2,326,416)
(39,041)	(10,637)	—	(18,503)	—	—
(2,651,676)	(2,115,473)	(1,031,182)	(1,777,163)	(331,311)	(2,326,416)

(9,028,101)	6,810,554	3,064,909	13,279,571	27,577,606	82,929,003

53,716,857	11,206,256	44,753,675	22,461,446	100,659,863	88,223,957
1,376,006	2,402,888	278,149	290,532	5,645	—

2,438,973	1,725,613	1,001,049	1,710,442	329,120	2,307,974
39,038	10,637	—	18,503	—	—

(9,261,813)	(20,078,346)	(73,627,785)	(40,636,457)	(91,667,532)	(60,358,098)
(1,029,427)	(583,593)	(1,879,869)	(420,357)	(2,059)	(3,660)

47,279,634	(5,316,545)	(29,474,781)	(16,575,891)	9,325,037	30,170,173
38,251,533	1,494,009	(26,409,872)	(3,296,320)	36,902,643	113,099,175

124,073,071	122,579,062	249,374,685	252,671,005	722,962,777	609,863,602
$162,324,604	$124,073,071	$222,964,813	$249,374,685	$759,865,420	$722,962,777

$2,103,735	$1,888,500	$1,736,260	$1,017,988	$2,556,720	$2,198,350

5,528,333	1,273,901	4,893,690	2,812,505	6,947,126	7,435,602
246,046	191,310	113,113	216,238	22,238	199,998
(900,898)	(2,160,241)	(8,176,480)	(5,218,198)	(6,106,791)	(5,179,812)
4,873,481	(695,030)	(3,169,677)	(2,189,455)	862,573	2,455,788

133,394	264,703	30,667	37,035	381	—
3,947	1,185	—	2,360	—	—
(100,788)	(66,856)	(215,680)	(53,652)	(140)	(328)
36,553	199,032	(185,013)	(14,257)	241	(328)

Statements of Changes in Net Assets	International Equity Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$53,555,020	$47,963,614
Net realized gain (loss) on investments, futures, foreign currency transactions	16,026,881	(158,501,268)
Net increase (decrease) in unrealized appreciation/(depreciation) on investments, futures, foreign currency transactions	(413,460,633)	178,428,126
Net increase (decrease) from operations	(343,878,732)	67,890,472
Distributions to shareholders from :
Net investment income
Investment Class	(36,664,093)	(40,008,639)
Service Class	(5,849,806)	(10,143,710)
Total distributions	(42,513,899)	(50,152,349)
Increase (decrease) in net assets from operations and distributions	(386,392,631)	17,738,123
Share transactions :
Proceeds from sale of shares
Investment Class	383,509,499	473,234,383
Service Class	9,420,399	340,695,027
Value of distributions reinvested
Investment Class	35,871,054	38,974,541
Service Class	5,847,986	10,142,066
Cost of shares redeemed
Investment Class	(501,875,639)	(284,002,209)
Service Class	(101,116,022)	(405,714,584)
Net increase (decrease) from shares transactions	(168,342,723)	173,329,224
Total increase (decrease) in net assets	(554,735,354)	191,067,347

NET ASSETS
Beginning of period	2,775,707,066	2,584,639,719
End of period	$2,220,971,712	$2,775,707,066
Undistributed (distribution in excess of ) net investment income, end of period	$50,508,258	$41,900,526
CHANGES IN FUND SHARES
Investment Class:
Shares sold	33,612,731	46,608,385
Issued for distribution reinvested	3,149,744	3,572,369
Shares redeemed	(43,847,027)	(27,060,868)
Net increase (decrease) in fund shares	(7,084,552)	23,119,886
Service Class:
Shares sold	889,464	32,285,250
Issued for distribution reinvested	516,606	935,615
Shares redeemed	(8,868,132)	(38,720,219)
Net increase (decrease) in fund shares	(7,462,062)	(5,499,354)

See Notes to Financial Statements.

Strategic Investment Fund		Income Fund		Money Market Fund
Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

$13,737,621	$11,237,631	$13,675,884	$14,038,051	$513,968	$10,109
30,449,625	(1,736,147)	16,629,004	9,157,197	3,651	(68)
(61,833,117)	30,973,791	(8,660,603)	10,180,231	—	—
(17,645,871)	40,475,275	21,644,285	33,375,479	517,619	10,041

(11,859,279)	(9,489,301)	(13,555,148)	(15,129,639)	(513,968)	(10,109)
(339)	(9,308)	(9,274)	(9,741)	—	—
(11,859,618)	(9,498,609)	(13,564,422)	(15,139,380)	(513,968)	(10,109)
(29,505,489)	30,976,666	8,079,863	18,236,099	3,651	(68)

79,147,764	104,290,097	44,305,728	47,889,651	3,353,746,881	18,435,351
1,000	2,000	45,025	112,090	—	—

11,857,597	9,487,836	13,555,071	15,066,623	513,975	10,061
284	9,308	9,233	9,725	—	—

(91,824,794)	(55,267,189)	(87,319,082)	(45,018,349)	(2,623,355,115)	(28,829,299)
(3,573)	(615,714)	(23,302)	(143,251)	—	—
(821,722)	57,906,338	(29,427,327)	17,916,489	730,905,741	(10,383,887)
(30,327,211)	88,883,004	(21,347,464)	36,152,588	730,909,392	(10,383,955)

659,590,575	570,707,571	397,322,481	361,169,893	20,667,346	31,051,301
$629,263,364	$659,590,575	$375,975,017	$397,322,481	$751,576,738	$20,667,346
$10,621,163	$8,907,575	$(780,461)	$(694,199)	$—	$—

6,999,432	10,038,584	4,643,369	5,193,338	3,353,812,070	18,435,351
1,062,509	919,364	1,421,390	1,627,842	513,975	10,061
(8,157,056)	(5,358,994)	(9,241,977)	(4,887,372)	(2,623,355,116)	(28,829,299)
(95,115)	5,598,954	(3,177,218)	1,933,808	730,970,929	(10,383,887)

87	192	4,665	11,845	—	—
25	906	948	1,029	—	—
(311)	(60,463)	(2,389)	(15,115)	—	—
(199)	(59,365)	3,224	(2,241)	—	—

Notes to Financial Statements	September 30, 2011

1. Organization of the Funds

GE Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It currently comprises eleven investment funds (each a “Fund” and collectively the “Funds”) although only the following nine are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, U.S. Large-Cap Core Equity Fund (effective September 30, 2011, the Core Value Equity Fund changed its name to U.S. Large-Cap Core Equity Fund), Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund, Income Fund and Money Market Fund. The Funds presently offer two classes of shares — the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2. Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Trust:

Securities Valuation and Transactions.  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Repurchase Agreements  Some of the Funds engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objectives or policies. The Funds’ custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% for international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the

Notes to Financial Statements	September 30, 2011

trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain Funds may enter into derivative transactions to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed-income investments.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or to hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

Options  Certain Funds may purchase and write options, subject to certain limitations. The Funds invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund’s exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund’s exposure to the underlying instrument or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

When-Issued Securities and Forward Commitments Certain Funds purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying

Notes to Financial Statements	September 30, 2011

securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts  Certain Funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes in foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses  The Funds pay a “unitary fee” to GEAM equivalent to the Funds’ advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust’s independent Trustees, distribution and shareholder servicing fees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3. Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of its investments. GAAP establishes a framework for

Notes to Financial Statements	September 30, 2011

measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 - Quoted prices for identical investments in active markets.

Level 2 - Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 - Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price,

Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices, when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since certain fixed income securities do not trade on a daily basis, the pricing vendor may use available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, dealers may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Funds use non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment

Notes to Financial Statements	September 30, 2011

securities periodically to ensure reasonableness of valuations used in the Funds‘ financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

All portfolio securities of the Money Market Fund and any short-term securities of sufficient credit quality held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities would generally be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies such foreign securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and takes into consideration various factors whereby the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Funds could sell a portfolio security for the value established for it at any time and it is possible that the Funds would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Fair value determinations are required for securities whose value is affected by a significant event that may materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

Notes to Financial Statements	September 30, 2011

The following tables present the Funds’ investments measured at fair value on a recurring basis at September 30, 2011:

Fund	Investments	Level 1	Level 2	Level 3	Total

U.S. Equity Fund	Investments in Securities †
	Common Stock	$488,555,665	$—	$—	$488,555,665
	Exchange Traded Funds	8,781,662	—	—	8,781,662
	Other Investments	—	64,496	—	64,496
	Short-Term Investments	30,627,834	—	—	30,627,834

	Total Investments in Securities	$527,965,161	$64,496	$—	$528,029,657

	Other Financial Instruments
	Futures Contracts — Unrealized Depreciation	$(541,687)	$—	$—	$(541,687)

S&P 500 Index Fund	Investments in Securities †
	Common Stock	$26,656,174	$—	$—	$26,656,174
	Other Investments	—	24,118	—	24,118
	Short-Term Investments	646,211	—	—	646,211

	Total Investments in Securities	$27,302,385	$24,118	$—	$27,326,503

	Other Financial Instruments
	Futures Contracts — Unrealized Depreciation	$(44,243)	$—	$—	$(44,243)

U.S. Large-Cap Core Equity Fund	Investments in Securities †
	Common Stock	$153,125,095	$—	$—	$153,125,095
	Exchange Traded Funds	2,687,301	—	—	2,687,301
	Other Investments	—	17,317	—	17,317
	Short-Term Investments	6,648,357	—	—	6,648,357

	Total Investments in Securities	$162,460,753	$17,317	$—	$162,478,070

	Other Financial Instruments
	Futures Contracts — Unrealized Depreciation	$(217,468)	$—	$—	$(217,468)

Premier Growth Equity Fund	Investments in Securities †
	Common Stock	$216,004,828	$—	$—	$216,004,828
	Other Investments	—	124,198	—	124,198
	Short-Term Investments	6,909,202	—	—	6,909,202

	Total Investments in Securities	$222,914,030	$124,198	$—	$223,038,228

	Other Financial Instruments
	Futures Contracts — Unrealized Depreciation	$(59,023)	$—	$—	$(59,023)

Notes to Financial Statements	September 30, 2011

Fund	Investments	Level 1	Level 2	Level 3	Total
Small-Cap Equity Fund	Investments in Securities †
	Common Stock	$729,319,708	$—	$—	$729,319,708
	Other Investments	—	64,730	—	64,730
	Short-Term Investments	32,086,448	—	—	32,086,448

	Total Investments in Securities	$761,406,156	$64,730	$—	$761,470,886

	Other Financial Instruments
	Futures Contracts — Unrealized Depreciation	$(297,497)	$—	$—	$(297,497)

International Equity	Investments in Securities †
	Common Stock	$191,947,322	$1,850,986,914	$—	$2,042,934,236
	Preferred Stock	—	31,301,014	—	31,301,014
	Other Investments	—	181,023	—	181,023
	Short-Term Investments	134,202,895	—	—	134,202,895

	Total Investments in Securities	$326,150,217	$1,882,468,951	$—	$2,208,619,168

	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$1,412,760	$—	$—	$1,412,760
	Futures Contracts — Unrealized Depreciation	(56,735)	—	—	(56,735)

	Total Other Financial Instruments	$1,356,025	$—	$—	$1,356,025

Strategic Investment Fund	Investments in Securities †
	Domestic Equity	$237,595,240	$—	$—	$237,595,240
	Foreign Equity	26,140,263	106,722,704	—	132,862,967
	U.S. Treasuries	—	38,873,133	—	38,873,133
	Agency Mortgage Backed	—	78,044,917	—	78,044,917
	Agency CMOs	—	3,989,776	27,315	4,017,091
	Asset Backed	—	2,212,374	—	2,212,374
	Corporate Notes	—	66,364,784	—	66,364,784
	Non-Agency CMOs	—	14,142,316	—	14,142,316
	Sovereign Bonds	—	2,978,564	—	2,978,564
	Municipal Notes and Bonds	—	1,455,692	—	1,455,692
	Exchange Traded Funds	10,061,370	—	—	10,061,370
	Preferred Stock	1,302,972	1,549,185	—	2,852,157
	Other Investments	—	762,249	—	762,249
	Short-Term Investments	76,279,003	—	—	76,279,003

	Total Investments in Securities	$351,378,848	$317,095,694	$27,315	$668,501,857

	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$129,841	$—	$—	$129,841
	Futures Contracts — Unrealized Depreciation	(1,370,519)	—	—	(1,370,519)
	Foreign Currency Forward Exchange Contracts — Unrealized Appreciation	503,868	—	—	503,868
	Foreign Currency Forward Exchange Contracts — Unrealized Depreciation	(2,531)	—	—	(2,531)

	Total Other Financial Instruments	$(739,341)	$—	$—	$(739,341)

Notes to Financial Statements	September 30, 2011

Fund	Investments	Level 1	Level 2	Level 3	Total
Income Fund	Investments in Securities †
	U.S. Treasuries	$—	$52,798,949	$—	$52,798,949
	Agency Mortgage Backed	—	134,123,132	—	134,123,132
	Agency CMOs	—	8,335,274	58,240	8,393,514
	Asset Backed	—	2,173,650	—	2,173,650
	Corporate Notes	—	113,255,149	—	113,255,149
	Non-Agency CMOs	—	24,874,152	—	24,874,152
	Sovereign Bonds	—	6,869,946	—	6,869,946
	Municipal Notes and Bonds	—	3,401,302	—	3,401,302
	Other Investments	—	876,220	—	876,220
	Short-Term Investments	76,902,442	—	—	76,902,442

	Total Investments in Securities	$76,902,442	$346,707,774	$58,240	$423,668,456

	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$190,460	$—	$—	$190,460
	Futures Contracts — Unrealized Depreciation	(1,313,312)	—	—	(1,313,312)

	Total Other Financial Instruments	$(1,122,852)	$—	$—	$(1,122,852)

Money Market Fund	Investments in Securities †
	U.S. Treasuries	$—	$40,337,059	$—	$40,337,059
	U.S. Government Agency Obligations	—	68,685,166	—	68,685,166
	Commercial Paper	—	249,888,619	—	249,888,619
	Repurchase Agreements	—	168,630,000	—	168,630,000
	Certificate of Deposit	—	189,499,044	—	189,499,044
	Corporates	—	54,650,027	—	54,650,027
	Time Deposit	—	12,992,073	—	12,992,073

	Total Investments in Securities	$—	$784,681,988	$—	$784,681,988

†	See Schedule of Investments for Industry Classification.

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended September 30, 2011:

Strategic Investment Fund	Agency CMOs	Non-Agency CMOs	Total
Balance at 09/30/10	$151,414	$5,297	$156,711
Accrued discounts/premiums	(11,355)	—	(11,355)
Realized gain (loss)	4,291	(103,858)	(99,567)
Change in unrealized gain (loss)	2,852	103,395	106,247
Purchases	14,792	—	14,792
Sales	(53,606)	(4,834)	(58,440)
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	(81,073)	—	(81,073)

Balance at 09/30/11	$27,315	$—	$27,315

Change in unrealized appreciation relating to securities still held at 09/30/11	$1,089	$—	$1,089

Notes to Financial Statements	September 30, 2011

Income Fund	Agency CMOs	Asset Backed	Non-Agency CMOs	Total
Balance at 09/30/10	$515,123	$113,943	$130,991	$760,057
Accrued discounts/premiums	(31,050)	—	—	(31,050)
Realized gain (loss)	11,530	—	(112,153)	(100,623)
Change in unrealized gain (loss)	8,386	8,248	112,936	129,570
Purchases	25,951	—	—	25,951
Sales	(152,806)	(122,191)	(36,482)	(311,479)
Issuances	—	—	—	—
Settlements	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(318,894)	—	(95,292)	(414,186)

Balance at 09/30/11	$58,240	$—	$—	$58,240

Change in unrealized appreciation relating to securities still held at 09/30/11	$3,181	$—	$—	$3,181

The Funds utilized the fair value pricing service on September 30, 2011, due to events occurring after the close of the portfolio’s primary market and before the close of regular trading on the NYSE. This resulted in certain foreign securities being classified as Level 2 which were classified as Level 1 at the beginning of the period. The value of securities classified as Level 2 held since the beginning of the period was $1,882,287,928 and $108,271,889 for the International Equity and Strategic Investment funds, respectively.

There were no significant transfers between Level 1 and Level 2 for the remainder of the funds.

4. Derivatives Disclosure

Shown below are the derivative contracts entered into by each Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of September 30, 2011.

	Asset Derivatives September 30, 2011		Liability Derivatives September 30, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
U.S. Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(541,687)*
S&P 500 Index Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(44,243)*
U.S. Large-Cap Core Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(217,468)*

Notes to Financial Statements	September 30, 2011

	Asset Derivatives September 30, 2011		Liability Derivatives September 30, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Premier Growth Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(59,023)*
Small-Cap Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(297,497)*
International Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	1,412,760*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(56,735)*
Strategic Investment Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	24,760*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(497,196)*
Interest Rate Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	105,081*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(873,323)*
Foreign Currency Forward Exchange Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Forward Exchange Contracts	503,868*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Forward Exchange Contracts	(2,531)*
Income Fund
Interest Rate Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	190,460*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(1,313,312)*
*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts and foreign currency forward exchange contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin on futures is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

Notes to Financial Statements	September 30, 2011

Shown below are the effects of derivative instruments on the Funds’ Statements of Operations, summarized by primary risk exposure.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures/Foreign Currency Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income ($)
U.S. Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	100,211,184/(77,814,481)	(623,100)	(520,147)
S&P 500 Index Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	8,305,625/(9,028,753)	75,965	(99,173)
U.S. Large-Cap Core Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	29,516,443/(25,940,970)	84,167	(228,015)
Premier Growth Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	48,226,218/(50,625,525)	(235,372)	(163,608)
Small-Cap Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	161,619,998/(172,857,616)	3,224,995	(1,150,024)
International Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	735,703,078/(668,903,497)	854,081	1,528,462

Notes to Financial Statements	September 30, 2011

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures/Foreign Currency Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income ($)
Strategic Investment Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	156,452,778/(174,111,254)	2,642,374	(1,409,321)
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	625,053,317/(630,827,883)	(1,663,149)	(605,152)
Foreign Currency Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	57,750,011/(56,713,388)	(1,036,624)	—
Foreign Currency Forward Exchange Contracts	Realized gain/(loss) on Forward Contracts, Increase/(decrease) in unrealized appreciation/ (depreciation) on Forward Contracts	—/(16,235,798)	—	501,337
Income Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	1,045,064,572/(1,034,105,093)	(1,683,628)	(777,820)

5. Line of Credit

The Trust (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The current revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly by GEAM and included in the “unitary fee” paid by the Funds.

In addition, the Trust has a $100 million uncommited, unsecured line of credit with State Street.

Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of (i) 33.33% of the Funds’ total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the year ended September 30, 2011.

Notes to Financial Statements	September 30, 2011

6. Fees and Compensation Paid to Affiliates

Advisory and Administration Fees paid to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

Fund	Average Daily Net Assets of Fund	Advisory and Administration Fees
U.S. Equity Fund	First $25 million	0.55%
U.S. Large-Cap Core Equity Fund	Next $25 million	0.45%
Premier Growth Equity Fund	Over $50 million	0.35%
S&P 500 Index Fund	All Assets	0.15%
Small-Cap Equity Fund	First $250 million	0.95%
	Next $250 million	0.90%
	Over $500 million	0.85%
International Equity Fund	First $25 million	0.75%
	Next $50 million	0.65%
	Over $75 million	0.55%
Strategic Investment Fund	First $25 million	0.45%
	Next $25 million	0.40%
	Over $50 million	0.35%
Income Fund	First $25 million	0.35%
	Next $25 million	0.30%
	Next $50 million	0.25%
	Over $100 million	0.20%
Money Market Fund†	First $25 million	0.25%
	Next $25 million	0.20%
	Next $50 million	0.15%
	Over $100 million	0.10%

†	The Distribution and/or Service (12b-1) Fee may be voluntarily reduced by GE Investment Distributors, Inc. (the Fund’s principal distributor) on a temporary basis to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes, but may return to its stated level at any time without prior notice. Further, to the extent necessary, GE Asset Management may voluntarily reduce its management fee to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction may be modified or discontinued by GE Asset Management at any time without prior notice. There can be no assurance that either of these fee reductions will be sufficient to avoid any loss

GEAM waives a portion of each Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

Distribution and Shareholder Servicing Fees  The Funds have adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Funds’ principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

Trustee Compensation  The Funds pay no compensation to their Trustees who are officers or employees of GEAM

Notes to Financial Statements	September 30, 2011

or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statements of Operations. These fees are allocated pro rata across Funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Funds’ Statement of Additional Information).

7. Sub-Advisory Fees

For certain funds that have retained sub-advisers to manage all or a portion of the respective Fund’s assets, GEAM pays each sub-adviser an investment sub-advisory fee out of the management fee that it receives from the respective Fund. The investment sub-advisory fee is paid by GEAM monthly and is based upon the average daily net assets of the respective Fund’s assets that are allocated to and managed by the sub-adviser. Each such sub-adviser is responsible for the day-to-day management of those assets of the Fund that is allocated to the sub-adviser, including the responsibility for making decisions to buy, sell or hold a particular security with respect to those assets. For their services, GEAM pays an investment sub-advisory fee to each of Palisade Capital Management, L.L.C. (Palisade), Champlain Investment Partners, LLC (Champlain), GlobeFlex Capital, LP (GlobeFlex), SouthernSun Asset Management, Inc. (SouthernSun) and Kennedy Capital Management, Inc. (Kennedy), sub-advisers to the Small-Cap Equity Fund, and SSgA Funds Management, Inc. (“SSgA FM”), sub-adviser to the S&P 500 Index Fund.

8. Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended September 30, 2011, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
U.S. Equity Fund	$—	$—	$350,118,529	$230,860,185
S&P 500 Index Fund	—	—	2,701,989	41,979,092
U.S. Large-Cap Core Equity Fund	—	—	117,992,263	76,122,408
Premier Growth Equity Fund	—	—	66,894,896	92,346,848
Small-Cap Equity Fund	—	—	408,919,822	379,964,262
International Equity Fund	—	—	1,098,475,105	1,348,784,955
Strategic Investment Fund	866,129,302	840,397,333	378,094,394	354,404,709
Income Fund	1,170,459,069	1,154,580,850	186,644,760	208,751,342

9. Income Taxes

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of

preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Funds’ 2008, 2009, 2010 and 2011 fiscal years’ tax returns are still open to examination by the Federal and applicable state tax authorities.

Notes to Financial Statements	September 30, 2011

At September 30, 2011, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

	Cost of Investments for Tax Purposes	Gross Unrealized Tax		Net Tax Appreciation/ (Depreciation)		Undistributed Income	Undistributed Accum. Capital Loss	Post-October Losses
Fund		Appreciation	Depreciation	Investments	Derivatives
U.S. Equity	$571,057,637	$25,392,979	$(68,420,959)	$(43,027,980)	$(86)	$4,672,481	$(66,894,332)	$(1,881)
S&P 500 Index	28,402,819	2,327,751	(3,404,067)	(1,076,316)	—	777,206	(28,135,043)	(4,795,440)
U.S. Large-Cap Core Equity	169,966,999	7,521,683	(15,010,612)	(7,488,929)	—	2,107,769	1,200,279	(201)
Premier Growth Equity	222,078,919	27,608,795	(26,649,486)	959,309	—	1,759,496	(20,144,933)	—
Small-Cap Equity	795,965,250	66,875,526	(101,369,890)	(34,494,364)	—	2,628,105	(2,970,528)	(98)
International Equity	2,466,453,542	112,460,818	(370,295,192)	(257,834,374)	1,622,245	52,077,352	(485,978,211)	(47,672,444)
Strategic Investment	702,935,249	27,454,333	(61,887,725)	(34,433,392)	56,852	11,236,664	(37,115,595)	—
Income	421,875,493	10,421,449	(8,628,486)	1,792,963	(1)	6,493,304	—	—
Money Market	784,681,988	—	—	—	—	—	(15,171)	—

As of September 30, 2011, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income:

Fund	Amount	Expires
U.S. Equity	$1,459,892	09/30/17
	65,434,440	09/30/18

S&P 500 Index	4,879,386	09/30/12
	71,496	09/30/17
	21,981,414	09/30/18
	1,202,747	09/30/19

Premier Growth Equity	4,283,713	09/30/17
	14,979,518	09/30/18
	881,702	09/30/19

Small-Cap Equity	2,970,528	09/30/18

International Equity	53,570,899	09/30/17
	292,151,619	09/30/18
	140,255,693	09/30/19

Strategic Investment	37,115,595	09/30/18

Money Market	15,103	09/30/17
	68	09/30/18

The amounts above will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Notes to Financial Statements	September 30, 2011

During the year ended September 30, 2011, Fund capital loss carryovers were utilized/expired as follows:

Fund	Amount
U.S. Equity	$9,803,858
S&P 500 Index	2,892,926
U.S. Large-Cap Core Equity	7,762,515
Small-Cap Equity	94,404,643
Strategic Investment	23,925,175
Income	8,467,991
Money Market	3,651

Any net capital and currency losses incurred after October 31, within each Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2010 as follows:

Fund	Capital	Currency
U.S. Equity	$—	$1,881
S&P 500 Index	4,795,440	—
U.S. Large-Cap Core Equity	—	201
Small-Cap Equity	—	98
International Equity	46,163,531	1,508,913

Distributions to Shareholders  The Income Fund and Money Market Fund declare net investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay distributions annually from net realized capital gains in excess of capital loss carryforwards, if any. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, investments organized as partnerships for tax purposes, foreign taxes payable, investments in futures, distributions from Real Estate Investment Trust (REITs), losses deferred to offsetting positions, and losses deferred due to wash sale transactions.

The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follows:

	September 30, 2011	September 30, 2010
Fund	Ordinary Income	Ordinary Income
U.S. Equity	$5,543,825	$5,430,387
S&P 500 Index	1,143,511	736,656
U.S. Large-Cap Core Equity	2,651,676	2,115,473
Premier Growth Equity	1,031,182	1,777,163
Small-Cap Equity	331,311	2,326,416
International Equity	42,513,899	50,152,349
Strategic Investment	11,859,618	9,498,609
Income	13,564,422	15,139,380
Money Market	513,968	10,109

Notes to Financial Statements	September 30, 2011

Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Unrealized Gain/(Loss)	Paid in Capital
U.S. Equity	$(2,094)	$1,734	$—	$360
S&P 500 Index	(7,153)	2,900,079	—	(2,892,926)
U.S. Large-cap Core Equity	(201)	201	—	—
Premier Growth Equity	—	1	—	(1)
Small-cap Equity	(1,993,135)	1,529,821	124,429	338,885
International Equity	(2,433,389)	2,641,411	—	(208,022)
Strategic Investment	(164,415)	167,179	—	(2,764)
Income	(197,724)	249,175	—	(51,451)

10. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements”. This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011, however management has concluded that the adoption of ASU No. 2011-03 is not expected to have a material impact on the Fund’s financial statements and the accompanying notes, net assets or results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. This ASU amends FASB ASC Topic 820, “Fair Value Measurement”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. At this time, management is evaluating the implications of adopting ASU No. 2011-04 and its impact on the Fund’s financial statements and the accompanying notes.

11. Beneficial Interest

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain direct and indirect wholly-owned subsidiaries of General Electric Company and their respective investment plans and benefits (“GE Affiliates”) at September 30, 2011 were:

	5% or Greater Shareholders
Fund	Number	% of Fund Held	% of Fund Held by GE Affiliates*
U.S Equity	5	75%	26%
S&P 500 Index	4	86%	22%
U.S. Large-Cap Core Equity	7	88%	6%
Premier Growth Equity	6	80%	6%
Small-Cap Equity	1	90%	90%
International Equity	3	66%	41%
Strategic Investment	2	78%	78%

Notes to Financial Statements	September 30, 2011

	5% or Greater Shareholders
Fund	Number	% of Fund Held	% of Fund Held by GE Affiliates*
Income	4	75%	12%
Money Market	5	60%	60%

Investment activities of these shareholders could have a material impact on these Funds.

*	Included in the 5% or Greater Shareholders percentage.

12. Significant Transaction

Effective February 4, 2011 the GE Institutional Money Market Fund became the designated cash sweep vehicle for all affiliated non-money market funds. As a result, on February 4, 2011, assets in the amount of $580,043,541 were transferred in-kind from the former cash sweep vehicle to the GE Institutional Money Market Fund and are included in “Proceeds from sale of shares” in the Statement of Changes in Net Assets.”

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders

GE Institutional Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Equity Fund, S&P 500 Index Fund, U.S. Large-Cap Core Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund, Income Fund, and Money Market Fund, each a series of GE Institutional Funds (collectively, the “Funds”), as of September 30, 2011 and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Equity Fund, S&P 500 Index Fund, U.S. Large-Cap Core Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund, Income Fund, and Money Market Fund as of September 30, 2011, the results of their operations, changes in their net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 28, 2011

Tax Information	(unaudited)

For the year ended September 30, 2011

The following Fund intends to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Fund to be paid by them directly. For the fiscal year ended September 30, 2011, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Fund follows:

Fund	Total Foreign Source Income	Total Foreign Taxes Paid
International Equity	$77,465,337	$7,050,212

For the fiscal year ended September 30, 2011, certain dividends paid by the Fund may be subject to a maximum income tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represent the amounts that may be considered qualified dividend income (“QDI”):

Fund	QDI
U.S. Equity	$5,543,825
S&P 500 Index	$1,143,511
U.S. Large-Cap Core Equity	$2,651,676
Premier Growth Equity	$1,031,182
Small-Cap Equity	$331,311
International Equity	$42,513,899
Strategic Investment	$7,110,074

For corporate shareholders the following represent the percentages of respective Fund distributions that may be eligible for the dividends received deduction (“DRD”):

Fund	DRD
U.S. Equity	100.00%
S&P 500 Index	100.00%
U.S. Large-Cap Core Equity	100.00%
Premier Growth Equity	100.00%
Small-Cap Equity	100.00%
Strategic Investment	24.05%

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

Special Meeting of Shareholders — Voting Results

On April 1, 2011, the GE Institutional Funds (the “Trust”) held a special meeting of shareholders of the following series portfolios of the Trust: U.S. Equity Fund, Premier Growth Equity Fund, U.S. Large-Cap Core Equity Fund, Small-Cap Equity Fund, International Equity Fund, Income Fund, Strategic Investment Fund and Money Market Fund (each, a “Fund”). On May 6, 2011, the Trust held a special meeting of shareholders of the S&P 500 Index Fund (a “Fund”). Shareholders of record on January 28, 2011 were entitled to vote on the proposals. For each proposal, except Proposal 1, shareholders voted on a fund-by-fund basis. For Proposal 1, shareholders of all funds voted together and not by fund or share class. At the meetings, all proposals were approved by each Fund, except for the S&P 500 Index Fund which only approved Proposal 1, and the following votes were recorded:

U.S. Equity Fund

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Trustees to the Board of Trustees of the Trust.

Trust votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	439,913,308.735	83.088%	99.817%
Abstain	806,598.521	0.152%	0.183%
Total	440,719,907.256	83.240%	100.000%

	Mr. Matthew J. Simpson
Affirmative	428,729,107.234	80.976%	97.280%
Abstain	11,990,800.022	2.264%	2.720%
Total	440,719,907.256	83.240%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	23,915,458.929	60.339%	100.000%
Abstain	0.000	0.000%	0.000%
Total	23,915,458.929	60.339%	100.000%

	Mr. Matthew J. Simpson
Affirmative	23,915,458.929	60.339%	100.000%
Abstain	0.000	0.000%	0.000%
Total	23,915,458.929	60.339%	100.000%

Proposal 2:

Approval of the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,672,689.705	59.727%	98.985%
Against	392.000	0.000%	0.002%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	242,377.224	0.612%	1.013%
Total	23,915,458.929	60.339%	100.000%

Special Meeting of Shareholders — Voting Results

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

A.	Amendment of the Fund’s investment policy on senior securities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,672,689.705	59.727%	98.986%
Against	212.000	0.000%	0.000%
Abstain	180.000	0.000%	0.000%
Broker Non-votes	242,377.224	0.612%	1.014%
Total	23,915,458.929	60.339%	100.000%

B.	Elimination of the Fund’s investment policy on short selling.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,672,869.705	59.727%	98.986%
Against	212.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	242,377.224	0.612%	1.014%
Total	23,915,458.929	60.339%	100.000%

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,672,689.705	59.727%	98.986%
Against	212.000	0.000%	0.000%
Abstain	180.000	0.000%	0.000%
Broker Non-votes	242,377.224	0.612%	1.014%
Total	23,915,458.929	60.339%	100.000%

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,672,869.705	59.727%	98.986%
Against	212.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	242,377.224	0.612%	1.014%
Total	23,915,458.929	60.339%	100.000%

E.	Amendment of the Fund’s investment policy on diversification.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,672,869.705	59.727%	98.986%
Against	212.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	242,377.224	0.612%	1.014%
Total	23,915,458.929	60.339%	100.000%

Special Meeting of Shareholders — Voting Results

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,672,869.705	59.727%	98.986%
Against	212.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	242,377.224	0.612%	1.014%
Total	23,915,458.929	60.339%	100.000%

G.	Amendment of the Fund’s investment policy on investments in commodities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,672,689.705	59.727%	98.986%
Against	212.000	0.000%	0.000%
Abstain	180.000	0.000%	0.000%
Broker Non-votes	242,377.224	0.612%	1.014%
Total	23,915,458.929	60.339%	100.000%

H.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,672,689.705	59.727%	98.986%
Against	212.000	0.000%	0.000%
Abstain	180.000	0.000%	0.000%
Broker Non-votes	242,377.224	0.612%	1.014%
Total	23,915,458.929	60.339%	100.000%

Premier Growth Equity Fund

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Trustees to the Board of Trustees of the Trust.

Trust votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	439,913,308.735	83.088%	99.817%
Abstain	806,598.521	0.152%	0.183%
Total	440,719,907.256	83.240%	100.000%

	Mr. Matthew J. Simpson
Affirmative	428,729,107.234	80.976%	97.280%
Abstain	11,990,800.022	2.264%	2.720%
Total	440,719,907.256	83.240%	100.000%

Special Meeting of Shareholders — Voting Results

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	23,301,882.831	77.821%	100.000%
Abstain	0.000	0.000%	0.000%
Total	23,301,882.831	77.821%	100.000%

	Mr. Matthew J. Simpson
Affirmative	23,301,882.831	77.821%	100.000%
Abstain	0.000	0.000%	0.000%
Total	23,301,882.831	77.821%	100.000%

Proposal 2:

Approval of the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,275,791.382	77.734%	99.889%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	26,091.449	0.087%	0.111%
Total	23,301,882.831	77.821%	100.000%

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

A.	Amendment of the Fund’s investment policy on senior securities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,275,791.382	77.734%	99.889%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	26,091.449	0.087%	0.111%
Total	23,301,882.831	77.821%	100.000%

B.	Elimination of the Fund’s investment policy on short selling.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,275,791.382	77.734%	99.889%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	26,091.449	0.087%	0.111%
Total	23,301,882.831	77.821%	100.000%

Special Meeting of Shareholders — Voting Results

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,275,791.382	77.734%	99.889%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	26,091.449	0.087%	0.111%
Total	23,301,882.831	77.821%	100.000%

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,275,791.382	77.734%	99.889%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	26,091.449	0.087%	0.111%
Total	23,301,882.831	77.821%	100.000%

E.	Amendment of the Fund’s investment policy on diversification.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,275,791.382	77.734%	99.889%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	26,091.449	0.087%	0.111%
Total	23,301,882.831	77.821%	100.000%

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,275,791.382	77.734%	99.889%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	26,091.449	0.087%	0.111%
Total	23,301,882.831	77.821%	100.000%

G.	Amendment of the Fund’s investment policy on investments in commodities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,275,791.382	77.734%	99.889%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	26,091.449	0.087%	0.111%
Total	23,301,882.831	77.821%	100.000%

Special Meeting of Shareholders — Voting Results

H.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,275,791.382	77.734%	99.889%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	26,091.449	0.087%	0.111%
Total	23,301,882.831	77.821%	100.000%

U.S. Large-Cap Core Equity Fund

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Trustees to the Board of Trustees of the Trust.

Trust votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	439,913,308.735	83.088%	99.817%
Abstain	806,598.521	0.152%	0.183%
Total	440,719,907.256	83.240%	100.000%

	Mr. Matthew J. Simpson
Affirmative	428,729,107.234	80.976%	97.280%
Abstain	11,990,800.022	2.264%	2.720%
Total	440,719,907.256	83.240%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	12,344,102.636	72.139%	99.744%
Abstain	31,792.540	0.185%	0.256%
Total	12,375,895.176	72.324%	100.000%

	Mr. Matthew J. Simpson
Affirmative	12,344,102.636	72.139%	99.744%
Abstain	31,792.540	0.185%	0.256%
Total	12,375,895.176	72.324%	100.000%

Special Meeting of Shareholders — Voting Results

Proposal 2:

Approval of the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	11,368,324.951	66.436%	91.859%
Against	3,513.448	0.020%	0.028%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	1,004,056.777	5.868%	8.113%
Total	12,375,895.176	72.324%	100.000%

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

A.	Amendment of the Fund’s investment policy on senior securities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	11,368,324.951	66.436%	91.859%
Against	3,513.448	0.020%	0.028%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	1,004,056.777	5.868%	8.113%
Total	12,375,895.176	72.324%	100.000%

B.	Elimination of the Fund’s investment policy on short selling.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	11,368,324.951	66.436%	91.859%
Against	3,513.448	0.020%	0.028%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	1,004,056.777	5.868%	8.113%
Total	12,375,895.176	72.324%	100.000%

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	11,368,324.951	66.436%	91.859%
Against	3,513.448	0.020%	0.028%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	1,004,056.777	5.868%	8.113%
Total	12,375,895.176	72.324%	100.000%

Special Meeting of Shareholders — Voting Results

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	11,368,324.951	66.436%	91.859%
Against	3,513.448	0.020%	0.028%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	1,004,056.777	5.868%	8.113%
Total	12,375,895.176	72.324%	100.000%

E.	Amendment of the Fund’s investment policy on diversification.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	11,368,324.951	66.436%	91.859%
Against	3,513.448	0.020%	0.028%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	1,004,056.777	5.868%	8.113%
Total	12,375,895.176	72.324%	100.000%

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	11,368,324.951	66.436%	91.859%
Against	3,513.448	0.020%	0.028%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	1,004,056.777	5.868%	8.113%
Total	12,375,895.176	72.324%	100.000%

G.	Amendment of the Fund’s investment policy on investments in commodities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	11,368,324.951	66.436%	91.859%
Against	3,513.448	0.020%	0.028%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	1,004,056.777	5.868%	8.113%
Total	12,375,895.176	72.324%	100.000%

H.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	11,368,324.951	66.436%	91.859%
Against	3,513.448	0.020%	0.028%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	1,004,056.777	5.868%	8.113%
Total	12,375,895.176	72.324%	100.000%

Special Meeting of Shareholders — Voting Results

Small-Cap Equity Fund

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Trustees to the Board of Trustees of the Trust.

Trust votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	439,913,308.735	83.088%	99.817%
Abstain	806,598.521	0.152%	0.183%
Total	440,719,907.256	83.240%	100.000%

	Mr. Matthew J. Simpson
Affirmative	428,729,107.234	80.976%	97.280%
Abstain	11,990,800.022	2.264%	2.720%
Total	440,719,907.256	83.240%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	55,207,261.326	92.176%	99.997%
Abstain	2,057.119	0.003%	0.003%
Total	55,209,318.445	92.179%	100.000%

	Mr. Matthew J. Simpson
Affirmative	55,207,261.326	92.176%	99.997%
Abstain	2,057.119	0.003%	0.003%
Total	55,209,318.445	92.179%	100.000%

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	55,201,254.587	92.166%	99.986%
Against	7,575.728	0.013%	0.014%
Abstain	280.647	0.000%	0.000%
Broker Non-votes	—	—	—
Total	55,209,318.445	92.179%	100.000%

Special Meeting of Shareholders — Voting Results

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	55,201,254.587	92.166%	99.986%
Against	7,575.728	0.013%	0.014%
Abstain	280.647	0.000%	0.000%
Broker Non-votes	—	—	—
Total	55,209,318.445	92.179%	100.000%

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	55,202,121.058	92.168%	99.987%
Against	6,709.257	0.011%	0.013%
Abstain	280.647	0.000%	0.000%
Broker Non-votes	—	—	—
Total	55,209,318.445	92.179%	100.000%

G.	Amendment of the Fund’s investment policy on investments in commodities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	55,206,114.208	92.174%	99.995%
Against	2,716.107	0.005%	0.005%
Abstain	280.647	0.000%	0.000%
Broker Non-votes	—	—	—
Total	55,209,318.445	92.179%	100.000%

H.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	55,205,884.824	92.174%	99.995%
Against	2,716.107	0.005%	0.005%
Abstain	510.031	0.000%	0.000%
Broker Non-votes	—	—	—
Total	55,209,318.445	92.179%	100.000%

Special Meeting of Shareholders — Voting Results

International Equity Fund

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Trustees to the Board of Trustees of the Trust.

Trust votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	439,913,308.735	83.088%	99.817%
Abstain	806,598.521	0.152%	0.183%
Total	440,719,907.256	83.240%	100.000%

	Mr. Matthew J. Simpson
Affirmative	428,729,107.234	80.976%	97.280%
Abstain	11,990,800.022	2.264%	2.720%
Total	440,719,907.256	83.240%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	212,496,955.760	86.288%	99.644%
Abstain	759,579.439	0.308%	0.356%
Total	213,256,535.199	86.596%	100.000%

	Mr. Matthew J. Simpson
Affirmative	201,312,754.258	81.746%	94.400%
Abstain	11,943,780.941	4.850%	5.600%
Total	213,256,535.199	86.596%	100.000%

Proposal 2:

Approval of the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	176,698,303.194	71.752%	82.858%
Against	20,327,570.287	8.254%	9.532%
Abstain	353,297.083	0.143%	0.165%
Broker Non-votes	15,877,364.635	6.447%	7.445%
Total	213,256,535.199	86.596%	100.000%

Special Meeting of Shareholders — Voting Results

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

A.	Amendment of the Fund’s investment policy on senior securities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	177,348,592.331	72.016%	83.163%
Against	19,193,847.668	7.794%	9.000%
Abstain	836,730.565	0.339%	0.392%
Broker Non-votes	15,877,364.635	6.447%	7.445%
Total	213,256,535.199	86.596%	100.000%

B.	Elimination of the Fund’s investment policy on short selling.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	177,440,177.581	72.053%	83.206%
Against	19,106,071.918	7.758%	8.959%
Abstain	832,920.815	0.338%	0.390%
Broker Non-votes	15,877,364.885	6.447%	7.445%
Total	213,256,535.199	86.596%	100.000%

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	176,246,331.679	71.568%	82.646%
Against	20,653,278.320	8.386%	9.685%
Abstain	479,560.565	0.195%	0.224%
Broker Non-votes	15,877,364.635	6.447%	7.445%
Total	213,256,535.199	86.596%	100.000%

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	177,169,878.532	71.943%	83.079%
Against	19,393,194.467	7.875%	9.094%
Abstain	816,097.565	0.331%	0.382%
Broker Non-votes	15,877,364.635	6.447%	7.445%
Total	213,256,535.199	86.596%	100.000%

E.	Amendment of the Fund’s investment policy on diversification.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	177,677,803.581	72.149%	83.317%
Against	18,863,324.918	7.660%	8.846%
Abstain	838,041.815	0.340%	0.392%
Broker Non-votes	15,877,364.885	6.447%	7.445%
Total	213,256,535.199	86.596%	100.000%

Special Meeting of Shareholders — Voting Results

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	177,343,702.581	72.014%	83.160%
Against	19,241,553.918	7.813%	9.023%
Abstain	793,913.815	0.322%	0.372%
Broker Non-votes	15,877,364.885	6.447%	7.445%
Total	213,256,535.199	86.596%	100.000%

G.	Amendment of the Fund’s investment policy on investments in commodities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	151,336,637.581	61.453%	70.965%
Against	44,885,296.918	18.226%	21.048%
Abstain	1,157,235.815	0.470%	0.542%
Broker Non-votes	15,877,364.885	6.447%	7.445%
Total	213,256,535.199	86.596%	100.000%

H.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	151,639,344.581	61.576%	71.107%
Against	44,826,157.918	18.202%	21.020%
Abstain	913,667.815	0.371%	0.428%
Broker Non-votes	15,877,364.885	6.447%	7.445%
Total	213,256,535.199	86.596%	100.000%

Income Fund

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Trustees to the Board of Trustees of the Trust.

Trust votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	439,913,308.735	83.088%	99.817%
Abstain	806,598.521	0.152%	0.183%
Total	440,719,907.256	83.240%	100.000%
	Mr. Matthew J. Simpson
Affirmative	428,729,107.234	80.976%	97.280%
Abstain	11,990,800.022	2.264%	2.720%
Total	440,719,907.256	83.240%	100.000%

Special Meeting of Shareholders — Voting Results

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	30,202,691.117	79.366%	99.985%
Abstain	4,740.632	0.012%	0.015%
Total	30,207,431.749	79.378%	100.000%
	Mr. Matthew J. Simpson
Affirmative	30,202,691.117	79.366%	99.985%
Abstain	4,740.632	0.012%	0.015%
Total	30,207,431.749	79.378%	100.000%

Proposal 2:

Approval of the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	30,174,316.918	79.292%	99.891%
Against	7,474.630	0.019%	0.025%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	25,640.201	0.067%	0.084%
Total	30,207,431.749	79.378%	100.000%

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

A.	Amendment of the Fund’s investment policy on senior securities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	30,174,614.918	79.292%	99.892%
Against	7,176.630	0.019%	0.024%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	25,640.201	0.067%	0.084%
Total	30,207,431.749	79.378%	100.000%

B.	Elimination of the Fund’s investment policy on short selling.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	30,174,614.918	79.292%	99.892%
Against	7,176.630	0.019%	0.024%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	25,640.201	0.067%	0.084%
Total	30,207,431.749	79.378%	100.000%

Special Meeting of Shareholders — Voting Results

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	30,125,599.688	79.164%	99.730%
Against	56,191.860	0.147%	0.186%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	25,640.201	0.067%	0.084%
Total	30,207,431.749	79.378%	100.000%

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	30,125,599.688	79.164%	99.730%
Against	56,191.860	0.147%	0.186%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	25,640.201	0.067%	0.084%
Total	30,207,431.749	79.378%	100.000%

E.	Amendment of the Fund’s investment policy on diversification.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	30,174,614.918	79.292%	99.892%
Against	7,176.630	0.019%	0.024%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	25,640.201	0.067%	0.084%
Total	30,207,431.749	79.378%	100.000%

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	30,174,614.918	79.292%	99.892%
Against	7,176.630	0.019%	0.024%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	25,640.201	0.067%	0.084%
Total	30,207,431.749	79.378%	100.000%

G.	Amendment of the Fund’s investment policy on investments in commodities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	30,174,614.918	79.292%	99.892%
Against	7,176.630	0.019%	0.024%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	25,640.201	0.067%	0.084%
Total	30,207,431.749	79.378%	100.000%

Special Meeting of Shareholders — Voting Results

H.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	30,174,614.918	79.292%	99.892%
Against	7,176.630	0.019%	0.024%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	25,640.201	0.067%	0.084%
Total	30,207,431.749	79.378%	100.000%

Strategic Investment Fund

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Trustees to the Board of Trustees of the Trust.

Trust votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	439,913,308.735	83.088%	99.817%
Abstain	806,598.521	0.152%	0.183%
Total	440,719,907.256	83.240%	100.000%

	Mr. Matthew J. Simpson
Affirmative	428,729,107.234	80.976%	97.280%
Abstain	11,990,800.022	2.264%	2.720%
Total	440,719,907.256	83.240%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	61,240,540.647	97.462%	100.000%
Abstain	0.000	0.000%	0.000%
Total	61,240,540.647	97.462%	100.000%

	Mr. Matthew J. Simpson
Affirmative	61,240,540.647	97.462%	100.000%
Abstain	0.000	0.000%	0.000%
Total	61,240,540.647	97.462%	100.000%

Special Meeting of Shareholders — Voting Results

Proposal 2:

Approval of the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	61,240,540.647	97.462%	100.000%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	61,240,540.647	97.462%	100.000%

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

A.	Amendment of the Fund’s investment policy on senior securities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	61,240,540.647	97.462%	100.000%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	61,240,540.647	97.462%	100.000%

B.	Elimination of the Fund’s investment policy on short selling.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	61,240,540.647	97.462%	100.000%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	61,240,540.647	97.462%	100.000%

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	61,240,540.647	97.462%	100.000%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	61,240,540.647	97.462%	100.000%

Special Meeting of Shareholders — Voting Results

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	61,240,540.647	97.462%	100.000%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	61,240,540.647	97.462%	100.000%

E.	Amendment of the Fund’s investment policy on diversification.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	61,240,540.647	97.462%	100.000%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	61,240,540.647	97.462%	100.000%

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	61,240,540.647	97.462%	100.000%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	61,240,540.647	97.462%	100.000%

G.	Amendment of the Fund’s investment policy on investments in commodities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	61,240,540.647	97.462%	100.000%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	61,240,540.647	97.462%	100.000%

H.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	61,240,540.647	97.462%	100.000%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	61,240,540.647	97.462%	100.000%

Special Meeting of Shareholders — Voting Results

Money Market Fund

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Trustees to the Board of Trustees of the Trust.

Trust votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	439,913,308.735	83.088%	99.817%
Abstain	806,598.521	0.152%	0.183%
Total	440,719,907.256	83.240%	100.000%
	Mr. Matthew J. Simpson
Affirmative	428,729,107.234	80.976%	97.280%
Abstain	11,990,800.022	2.264%	2.720%
Total	440,719,907.256	83.240%	100.000%

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	19,331,870.553	64.252%	100.000%
Abstain	0.000	0.000%	0.000%
Total	19,331,870.553	64.252%	100.000%
	Mr. Matthew J. Simpson
Affirmative	19,331,870.553	64.252%	100.000%
Abstain	0.000	0.000%	0.000%
Total	19,331,870.553	64.252%	100.000%

Proposal 2:

Approval of the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	19,331,870.553	64.252%	100.000%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	19,331,870.553	64.252%	100.000%

Special Meeting of Shareholders — Voting Results

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

A.	Amendment of the Fund’s investment policy on senior securities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	19,331,870.553	64.252%	100.000%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	19,331,870.553	64.252%	100.000%

B.	Elimination of the Fund’s investment policy on short selling.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	19,331,870.553	64.252%	100.000%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	19,331,870.553	64.252%	100.000%

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	16,710,679.933	55.541%	86.442%
Against	2,621,190.620	8.711%	13.558%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	19,331,870.553	64.252%	100.000%

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	16,710,679.933	55.541%	86.442%
Against	2,621,190.620	8.711%	13.558%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	19,331,870.553	64.252%	100.000%

E.	Amendment of the Fund’s investment policy on diversification.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	19,331,870.553	64.252%	100.000%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	19,331,870.553	64.252%	100.000%

Special Meeting of Shareholders — Voting Results

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	19,331,870.553	64.252%	100.000%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	19,331,870.553	64.252%	100.000%

G.	Amendment of the Fund’s investment policy on investments in commodities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	19,331,870.553	64.252%	100.000%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	19,331,870.553	64.252%	100.000%

H.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	19,331,870.553	64.252%	100.000%
Against	0.000	0.000%	0.000%
Abstain	0.000	0.000%	0.000%
Broker Non-votes	—	—	—
Total	19,331,870.553	64.252%	100.000%

S&P 500 Index Fund

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Trustees to the Board of Trustees of the Trust.

Trust votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	439,913,308.735	83.088%	99.817%
Abstain	806,598.521	0.152%	0.183%
Total	440,719,907.256	83.240%	100.000%
	Mr. Matthew J. Simpson
Affirmative	428,729,107.234	80.976%	97.280%
Abstain	11,990,800.022	2.264%	2.720%
Total	440,719,907.256	83.240%	100.000%

Special Meeting of Shareholders — Voting Results

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	3,377,022.967	59.979%	99.752%
Abstain	8,428.790	0.149%	0.248%
Total	3,385,451.757	60.128%	100.000%

	Mr. Matthew J. Simpson
Affirmative	3,377,022.967	59.979%	99.752%
Abstain	8,428.790	0.149%	0.248%
Total	3,385,451.757	60.128%	100.000%

Proposal 2:

Approval of the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,799,950.003	31.969%	53.168%
Against	1,504,849.030	26.727%	44.451%
Abstain	1,708.000	0.030%	0.050%
Broker Non-votes	78,944.724	1.402%	2.331%
Total	3,385,451.757	60.128%	100.000%

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

A.	Amendment of the Fund’s investment policy on senior securities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,799,950.003	31.969%	53.168%
Against	1,504,849.030	26.727%	44.451%
Abstain	1,708.000	0.030%	0.050%
Broker Non-votes	78,944.724	1.402%	2.331%
Total	3,385,451.757	60.128%	100.000%

B.	Elimination of the Fund’s investment policy on short selling.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,799,950.003	31.969%	53.168%
Against	1,504,849.030	26.727%	44.451%
Abstain	1,708.000	0.030%	0.050%
Broker Non-votes	78,944.724	1.402%	2.331%
Total	3,385,451.757	60.128%	100.000%

Special Meeting of Shareholders — Voting Results

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,799,950.003	31.969%	53.168%
Against	1,504,849.030	26.727%	44.451%
Abstain	1,708.000	0.030%	0.050%
Broker Non-votes	78,944.724	1.402%	2.331%
Total	3,385,451.757	60.128%	100.000%

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,779,136.345	31.599%	52.553%
Against	1,525,662.688	27.097%	45.066%
Abstain	1,708.000	0.030%	0.050%
Broker Non-votes	78,944.724	1.402%	2.331%
Total	3,385,451.757	60.128%	100.000%

E.	Amendment of the Fund’s investment policy on diversification.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,800,321.003	31.975%	53.179%
Against	1,504,478.030	26.721%	44.440%
Abstain	1,708.000	0.030%	0.050%
Broker Non-votes	78,944.724	1.402%	2.331%
Total	3,385,451.757	60.128%	100.000%

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,800,321.003	31.975%	53.179%
Against	1,504,478.030	26.721%	44.440%
Abstain	1,708.000	0.030%	0.050%
Broker Non-votes	78,944.724	1.402%	2.331%
Total	3,385,451.757	60.128%	100.000%

G.	Amendment of the Fund’s investment policy on investments in commodities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,800,321.003	31.975%	53.179%
Against	1,504,478.030	26.721%	44.440%
Abstain	1,708.000	0.030%	0.050%
Broker Non-votes	78,944.724	1.402%	2.331%
Total	3,385,451.757	60.128%	100.000%

Special Meeting of Shareholders — Voting Results

H.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,799,950.003	31.969%	53.168%
Against	1,504,849.030	26.727%	44.451%
Abstain	1,708.000	0.030%	0.050%
Broker Non-votes	78,944.724	1.402%	2.331%
Total	3,385,451.757	60.128%	100.000%

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

Interested Trustees and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 17 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Trustee    28

Other Directorships Held by Trustee    Chairman of the Board and President of GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Trustee of GE Volunteers since 1993; Director of GE Foundation, GE Asset Management (Ireland) Limited, since February 1999, Director, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Director of the Skin Cancer Foundation since August 2010; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Trustee and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee    28

Other Directorships Held by Trustee    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Director and Executive Vice President of GE Investments Funds, Inc. since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    42

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified – 6 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Investments Funds, Inc., Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupations(s) During Past 5 Years    Treasurer of GE Investments Funds, Inc., Elfun Funds and GE Savings and Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Additional Information	(unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 7 years

Principal Occupations(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President of GE Investments Funds, Inc. since July 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003; Vice President and Secretary of GE Funds from July 2007 to February 2011; and Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Trustees

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – 17 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Trustee    20

Other Directorships Held by Trustee    Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

R. Sheldon Johnson

Address    c/o GEAM 1600 summer St. Stamford, CT 06905

Age    65

Positions(s) Held with Fund    Trustee

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Managing Director at Morgan Stanley & Co.,Inc. from 1988 to 2006; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Trustee    20

Other Directorships Held by Trustee    Trustee of GE Investments Funds, Inc. since April 2011 and Trustee of St. Lawrence University since 2003.

Additional Information	(unaudited)

Robert P. Quinn

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    75

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – 17 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Trustee    20

Other Directorships Held by Trustee    Director of GE Investments Funds, Inc. since 1997; Trustee of St. Francis Hospital since 1980; and Trustee of GE Funds from 1993 to February 2011.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(unaudited)

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time.

David B. Carlson is the Chief Investment Officer – U.S. Equities at GE Asset Management. He co-manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as the portfolio manager for the Premier Growth Equity Fund since the Fund’s commencement and began serving as a portfolio manager for the U.S Equity Fund effective May 2011. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for mutual fund portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Paul M. Colonna is the President and Chief Investment Officer – Fixed Income and a Director at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the Income Fund and has been responsible for the fixed income portion of the Strategic Investment Fund. Mr. Colonna became President – Fixed Income in March 2007. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

James C. Gannon is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the Money Market Fund since December 2000 and has also worked on the Interest Rates desk since 2007. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade Operations Specialist in fixed income, and became an Assistant Portfolio Manager in February 2003.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. Equity Fund and for the U.S. Large-Cap Core Equity Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from

1995 through 2001 and became an associate portfolio manager for the U.S. Large-Cap Core Equity Fund in August 1999.

Greg Hartch is a Senior Vice President-Tactical Asset Allocation at GE Asset Management. He began serving as a portfolio manager to the Strategic Investment Fund effective January 2011. Mr. Hartch joined GE Asset Management in 2002 and has held various positions at GE Asset Management including Senior Vice President – Alternative Assets from 2002 – 2004, Director of Fixed Income Research from 2004 – 2007 and Managing Director – International Real Estate from 2007 to 2010.

William M. Healey is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the Income Fund since September 1997. Prior to joining GE Asset Management in 1996, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Brian Hopkinson is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the International Equity Fund since September 1997. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Mark H. Johnson is a Senior Vice President of GE Asset Management and has been a member of the portfolio management team for the Income Fund since September 2007. Mr. Johnson joined GE in 1998 and GE Asset Management in 2002. Prior to joining GE Asset Management, Mr. Johnson held positions at insurance companies and public accounting firms.

Ralph R. Layman is the President and Chief Investment Officer – Public Equities and a Director at GE Asset Management. He manages the overall equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the International Equity Fund since the Fund’s commencement and has been responsible for the international equity portion of the Strategic Investment Fund since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for international investments,

Investment Team	(unaudited)

Portfolio Manager Biographies (continued)

became an Executive Vice President in 1992 and President – International Equities in March 2007.

Thomas R. Lincoln is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the U.S. Equity Fund and Strategic Investment Fund since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. equities. Mr. Lincoln became part of the investment management team for U.S. equities at GE Asset Management in 1997 and a portfolio manager for U.S Equities in 2003.

Michael E. Martini is a Vice President of GE Asset Management. He has served on the portfolio management team for the Money Market Fund since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm’s treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm’s money market/short-term desk.

Paul Nestro is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the International Equity Fund since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in domestic equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

Vita Marie Pike is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the Income Fund since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. Equity Fund since January 2001 and for the U.S. Large-Cap Core Equity Fund since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Michael J. Solecki is a Senior Vice President and Co-Chief Investment Officer – International Equities at GE Asset Management. He has served as a portfolio manager of the International Equity Fund since September 1997. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996 and Senior Vice President in 2000.

Diane M. Wehner is a Senior Vice President of GE Asset Management. She has been a portfolio manager of the Strategic Investment Fund since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

David Wiederecht is the President and Chief Investment Officer – Investment Strategies and a Director at GE Asset Management. He has served as a portfolio manager of the Small-Cap Equity Fund since September 2010 and began serving as portfolio manager to the Strategic Investment Fund effective January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director – Alternative Investments from 2004 to 2008, and President – Investment Strategies since 2008.

Investment Team	(unaudited)

Portfolio Manager Biographies (continued)

Portfolio Manager Biographies ( Sub-Advisers)

Karl A. Schneider, CAIA is a portfolio manager for the S&P 500 Index Fund. Mr. Schneider is a Vice President of SSgA FM and Head of U.S. Equity Strategies for the Global Equity Beta Solutions Team (GEBS), where in addition to overseeing the management of the U.S. equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously with GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the SSgA Derivatives Committee. Prior to joining GEBS, Mr. Schneider worked as a portfolio manager in SSgA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined State Street in 1996. Mr. Schneider holds a BS in Finance and Investments from Babson College and also a MS in Finance from Boston College. He has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

John F. Tucker, CFA is a Portfolio Manager for the S&P 500 Index Fund. Mr. Tucker is a Managing Director of SSgA FM and Co-Head of Passive Equity Strategies in North America. He is responsible for overseeing the management of all equity index strategies and exchange traded funds managed in Boston and Montreal. He is a member of the Senior Management Group. Previously, Mr.Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in the firm’s second largest investment center. Prior to joining the investment management group, he was the Operations Manger for SSgA’s International Structured Products group, where he was responsible for the operations staff and functions. He joined State Street in 1988. Mr. Tucker received a BA from Trinity College and a MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

Jack Feiler is a portfolio manager for the Small-Cap Equity Fund and is President and Chief Investment

Officer – Private Wealth Management of Palisade. Mr. Feiler has over 40 years of investment experience and has served as the Chief Investment Officer at Palisade since the commencement of Palisade’s operations in April 1995. He has served as a portfolio manager of the Small-Cap Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President – Investments at Smith Barney from 1990 to 1995.

Jeffrey M. Schwartz, CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Schwartz is a Senior Portfolio Manager and joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

Dennison T. (“Dan”) Veru is a portfolio manager for the Small-Cap Equity Fund. Mr Veru is Executive Vice President and Chief Investment Officer – Institutional, of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee and became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James Financial. Mr. Veru has been a frequent guest on CNBC, CNN, FOX and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin & Marshall College.

Scott T. Brayman, CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Brayman is the Managing Partner and Chief Investment Officer at Champlain and has more than 24 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served

Investment Team	(unaudited)

Portfolio Manager Biographies (concluded)

as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

Robert J. Anslow, Jr., is a portfolio manager for the Small-Cap Equity Fund. Mr. Anslow is the Managing Partner and Chief Investment Officer at GlobeFlex responsible for all portfolio management and research activities and has more than 30 years of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nichlolas-Applegate Capital Management (“Nicholas-Applegate”) from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee’s Retirement System (CalPERS) and BayBanks Investment Management of Boston.

Michael W. Cook, CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Cook, is the Chief Executive Officer and Chief Investment Officer at SouthernSun responsible for all portfolio management activities for the firm and has more than 25 years of investment management experience, Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Front Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

Frank Latuda, Jr., CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Latuda is a Vice President, Director and Chief Investment Officer at Kennedy as well as portfolio manager of Kennedy’s Small Cap Value I, Mid Cap Value, All Cap Value and SMID Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy’s Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been portfolio manager since October 2000, when he took over the Small

Cap Value I portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Trustees

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

(effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)††

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Trustee of the Trust effective April 1, 2011.
††	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

(unaudited)

M O R N I N G S T A R  R A T I N G S TM  Through September 30, 2011

FUND (CATEGORY)	NUMBER OF FUNDS IN CATEGORY	STAR RATING
GE Institutional U.S. Large-Cap Core Equity Fund, Investment Class (Large Blend)
Overall Rating	1,881	¶	¶	¶	¶
3-year	1,652	¶	¶	¶
5-year	1,408	¶	¶	¶	¶
10-year	832	¶	¶	¶	¶
GE Institutional U.S. Large-Cap Core Equity Fund, Service Class (Large Blend)
Overall Rating	1,881	¶	¶	¶	¶	¶
3-year	1,652	¶	¶	¶	¶
5-year	1,408	¶	¶	¶	¶	¶
10-year	832	¶	¶	¶	¶
GE Institutional Small-Cap Equity Fund, Investment Class (Small Blend)
Overall Rating	659	¶	¶	¶	¶
3-year	579	¶	¶	¶	¶
5-year	494	¶	¶	¶	¶
10-year	290	¶	¶	¶
GE Institutional Small-Cap Equity Fund, Service Class (Small Blend)
Overall Rating	659	¶	¶	¶	¶
3-year	579	¶	¶	¶	¶
5-year	494	¶	¶	¶	¶
Past performance is no guarantee of future results. ©2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morning Rating metrics. Ratings for other GE Institutional Funds or other classes of shares may be different. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The overall Morning RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.

Before investing in a GE Institutional Fund, you should carefully consider the investment objectives, risks and charges and expenses of the Fund. For a free copy of a Fund’s prospectus and summary prospectus, which contain this and other information, please visit our website at www.geam.com or call 1-800-242-0134. Please read the Fund prospectus carefully before you invest.

GE Investment Distributors, Inc., Member FINRA/SIPC, is a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the GE Institutional Funds.

This does not constitute a part of the Funds’ Shareholder Report

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

www.geam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC - information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

This does not constitute a part of the Funds’ Shareholder Report	GEIN-1 (9/11)

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR and is included in the following link:

http://integrity.ge.com/portal/site/integrity/menuitem.e3e44b5d33cfb478ba7ee60536a21 330/.

No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that John R. Costantino is designated as the audit committee financial expert for the Funds; and further that it is the finding of the Boards that Mr. Costantino, the audit committee financial expert, qualifies as being ‘independent’ pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $139,350 in 2010 and $160,400 in 2011.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Institutional Funds (the “Funds”) Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund’s independent accountants/auditors (the “Auditor”). As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1. Selection and Pre-Approval of Auditor and Approval of Fees.

(i) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund’s investment adviser and the extent to which the Auditor provides non-audit services to the Fund’s investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below; (ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board (“ISB”), because, in the Auditor’s professional judgment, such relationships may reasonably be thought to bear on the Auditor’s independence with respect to the Fund; and (iii) monitoring the Auditor’s compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund’s audits and any partner responsible for the reviewing the Fund’s audits. The Audit Committee shall review the Auditor’s specific representations as to its independence.

(b) The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

2. Meetings with the Auditor. The Audit Committee shall meet with the Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:

(a) to review the arrangements for and scope of the annual audit and any special audits;

(b) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used;

(c) to discuss any matters of concern relating to the Fund’s financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

(d) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;

(e) to discuss the opinion the Auditor has rendered regarding the Fund’s financial statements;

(f) to report all non-audit services that does not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund’s investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund’s principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides “ongoing” services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a “Covered Affiliate” and collectively, “Covered Affiliates”);

(g) to review, in accordance with current standards of ISB, all relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor’s professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment that it may properly serve as independent accountants/auditors with respect to the Fund;

(h) to consider the Auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and responses thereto by the Fund’s officers and Fund management, as well as other personnel;

(i) to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund’s officers and/or by officers or employees of the Fund management of such improprieties;

(j) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund’s assets and their financial reporting;

(k) to report on the Fund’s qualification under Subchapter M of the Internal Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund’s tax returns; and

(l) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

If the Auditor’s report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund’s fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.

3. Change in Accounting Principles. The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund’s officers.

4. Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audits (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5. Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor. The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2010 or 2011 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2010 and $0 in 2011.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates those were not pre-approved.

ITEM 5.	Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. (15 U.S.C. 78c(a)(58)(A)).The Registrant’s audit committee members are: R. Sheldon Johnson, John R. Costantino and Robert P. Quinn.

ITEM 6.	Schedule of Investments.

Attached as part of ITEM 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 8.	Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

ITEM 10.	Submission of Matters to a Vote of Security Holders.

No material changes.

ITEM 11.	CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a) Attached hereto as exhibit 3 is the company’s Code of Ethics.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Arthur A. Jensen as principal executive officer and principal financial officer, respectively of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INSTITUTIONAL FUNDS

By:	/S/ MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE Institutional Funds

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE Institutional Funds

Date:	November 28, 2011

By:	/S/ ARTHUR A. JENSEN
Arthur A. Jensen
Treasurer, GE Institutional Funds

Date:	November 28, 2011

EXHIBIT INDEX

(a)(3) Code of Ethics

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.